PROSPECTUS

July 30, 2012

as last revised September 19, 2012

International Equity ETFs

WisdomTree Trust

WisdomTree International Equity ETFs*

Developed World ex-U.S.

DEFA Fund (DWM)

DEFA Equity Income Fund (DTH)

Europe Hedged Equity Fund (HEDJ)

(Formerly, International Hedged Equity Fund)

International LargeCap Dividend Fund (DOL)

International MidCap Dividend Fund (DIM)

International SmallCap Dividend Fund (DLS)

International Dividend ex-Financials Fund (DOO)

Europe SmallCap Dividend Fund (DFE)

Japan Hedged Equity Fund (DXJ)

Japan SmallCap Dividend Fund (DFJ)

Australia Dividend Fund (AUSE)

Global/Global ex-U.S.

Global Equity Income Fund (DEW)

Global Natural Resources Fund (GNAT)

Global ex-U.S. Growth Fund (DNL)

Global ex-U.S. Utilities Fund (DBU)

Global ex-U.S. Real Estate Fund (DRW)

Asia Pacific ex-Japan Fund (AXJL)

Commodity Country Equity Fund (CCXE)

Emerging/Frontier Markets

China Dividend ex-Financials Fund (CHXF)

Emerging Markets Equity Income Fund (DEM)

Emerging Markets SmallCap Dividend Fund (DGS)

Middle East Dividend Fund (GULF)

India Earnings Fund (EPI)

*	Principal U.S. Listing Exchange: NYSE Arca, Inc. (except GULF and CHXF are listed on NASDAQ).

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Trust

INVESTMENT PRODUCTS: ■ ARE NOT FDIC INSURED ■ MAY LOSE VALUE ■ ARE NOT BANK GUARANTEED

WisdomTree Trust Prospectus	1

WisdomTree DEFA Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dividend Index of Europe, Far East Asia and Australasia (the “WisdomTree DEFA Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree DEFA Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree DEFA Index is a fundamentally weighted Index that is comprised of dividend-paying companies in the industrialized world, excluding Canada and the United States, that pay regular cash dividends. Eligibility requirements for the WisdomTree DEFA Index include: (i) incorporation in one of 16 developed European countries, Israel, Japan, Australia, New Zealand, Hong Kong or Singapore; (ii) payment of at least $5 million in cash dividends on shares of common stock in the annual cycle prior to the annual Index rebalance; (iii) market capitalization of at least $100 million as of the Index rebalance; (iv) average daily dollar volume of at least $100,000 for three months preceding the Index rebalance; and (v) trading of at least 250,000 shares per month for each of the six months preceding the Index rebalance. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

2	WisdomTree Trust Prospectus

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in the United Kingdom.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

WisdomTree Trust Prospectus	3

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree DEFA Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 2.54%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	24.41%	2Q/2009
Lowest Return	(19.97)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

4	WisdomTree Trust Prospectus

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree DEFA Fund	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(9.28)%	(4.26)%	(0.09)%
Return After Taxes on Distributions	(10.58)%	(5.50)%	(1.28)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.97)%	(4.25)%	(0.75)%
MSCI EAFE Index (Reflects no deduction for fees, expenses or taxes)	(12.14)%	(4.72)%	(0.99)%
WisdomTree DEFA Index (Reflects no deduction for fees, expenses or taxes)	(9.26)%	(3.83)%	0.37%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	5

WisdomTree DEFA Equity Income Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree DEFA Equity Income Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree DEFA Equity Income Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree DEFA Equity Income Index is a fundamentally weighted Index that is comprised of companies with high dividend yields selected from the WisdomTree DEFA Index. The Index consists of companies incorporated in one of 16 developed European countries, Israel, Japan, Australia, New Zealand, Hong Kong or Singapore. At the annual Index rebalance, companies within the WisdomTree DEFA Index with market capitalizations of at least $200 million and average daily trading volumes of at least $200,000 for the prior three months are ranked by dividend yield. Securities ranking in the highest 30% by dividend yield are selected for inclusion within the WisdomTree DEFA Equity Income Index. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

6	WisdomTree Trust Prospectus

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in Australia and the United Kingdom.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

WisdomTree Trust Prospectus	7

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Telecommunications Investing. The Fund may invest in companies in the telecommunications industry. The telecommunications industry can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree DEFA Equity Income Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 1.60%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	24.97%	2Q/2009
Lowest Return	(23.28)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

8	WisdomTree Trust Prospectus

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree DEFA Equity Income Fund	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(6.58)%	(5.35)%	(1.04)%
Return After Taxes on Distributions	(8.12)%	(6.98)%	(2.60)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.20)%	(5.36)%	(1.76)%
MSCI EAFE Value Index (Reflects no deduction for fees, expenses or taxes)	(12.17)%	(6.33)%	(2.14)%
WisdomTree DEFA Equity Income Index (Reflects no deduction for fees, expenses or taxes)	(6.80)%	(4.76)%	(0.31)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	9

WisdomTree Europe Hedged Equity Fund (Formerly, WisdomTree International Hedged Equity Fund)

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged Equity Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses*	0.58%
*	Expense information in the table has been restated to reflect current fees. On June 29, 2012, shareholders of the Fund approved a new Management Fee of 0.58%.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Europe Hedged Equity Index. The Fund attempts to invest substantially all of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Europe Hedged Equity Index is a dividend weighted index designed to provide exposure to European equity securities, particularly shares of European exporters, while at the same time neutralizing exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund invests in stocks of European companies with significant revenue from exports. These companies stand to benefit from weakness in the value of the euro as this decreases the relative cost of the goods and services they are exporting. The Index and the Fund will consist of dividend paying companies that are domiciled in Europe and traded in euros, have at least $1 billion in market capitalization, and derive at least 50% of their revenue from countries outside of Europe. Securities are weighted in the Index based on annual cash dividends paid; companies that pay more dividends are more heavily weighted. At the time of the Index’s annual rebalance, the maximum weight of any single

10	WisdomTree Trust Prospectus

security in the Index is capped at 5% and the maximum weight of any one sector and any one country in the Index, is capped at 25%. In response to market conditions, security, sector and country weights may fluctuate above the specified cap between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

The Index “hedges” against fluctuations in the relative value of the euro against the U.S. dollar. The Index is designed to have higher returns than an equivalent non-currency hedged investment when the U.S. dollar is going up in value relative to the euro. Conversely, the Index is designed to have lower returns than an equivalent non-currency hedged investment when the U.S. dollar is falling in value relative to the euro.

Forward currency contracts or futures contracts are used to offset the Fund’s exposure to the euro. A forward currency contract is a contract between two parties to buy or sell a specific currency in the future at an agreed-upon rate. A currency futures contract is a contract to exchange one currency for another at a specified date in the future at an agreed upon exchange rate. The amount of forward contracts and futures contracts in the Fund is based on the aggregate exposure of the Fund and Index to the euro. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts and currency futures contracts may not perfectly offset the actual fluctuations of the euro relative to the U.S. dollar.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of investments suggested by its name. The Fund also may invest its assets in cash and cash equivalents, as well as in shares of other investment companies, forward contracts, futures contracts, options on futures contracts, options, and swaps. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of its Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Consumer Discretionary Investing. The Fund may invest in companies in the consumer discretionary sector. This sector consists of, for example, automobile, retail and media companies. The consumer discretionary sector of the economy can be significantly affected by, among other things, economic growth, worldwide demand and consumers’ disposable income levels and propensity to spend.

WisdomTree Trust Prospectus	11

■

Consumer Staples Investing. The Fund may invest in companies in the consumer staples sector. This sector can be significantly affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global and economic conditions.

■

Currency Exchange Rate Risk. The Fund uses various strategies to attempt to minimize the impact of changes in the value of the euro against the U.S. dollar. These strategies may not be successful. In order to minimize transaction costs, or for other reasons, the Fund’s exposure to the euro may not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a Fund may also go up or down quickly and unpredictably and investors may lose money.

■

Derivatives Investment Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Concentration in Europe. Because the Fund invests primarily in the securities of companies in Europe, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The Fund currently invests a significant portion of its assets in companies organized in Germany, France and the Netherlands.

■

Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks

12	WisdomTree Trust Prospectus

associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree DEFA International Hedged Equity Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective August 29, 2012. Fund performance below reflects the investment objective of the Fund when it was the WisdomTree International Hedged Equity Fund and tracked the performance, before fees and expenses, of the WisdomTree DEFA International Hedged Equity Index.

The Fund’s year-to-date total return as of June 29, 2012 was 3.67%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	7.68%	3Q/2010
Lowest Return	(14.16)%	3Q/2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Europe Hedged Equity Fund*	1 Year	Since Inception (12/31/2009)
Return Before Taxes Based on NAV	(9.30)%	(3.29)%
Return After Taxes on Distributions	(10.29)%	(4.44)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.01)%	(3.41)%
MSCI EAFE Local Currency Index (Reflects no deduction for fees, expenses or taxes)	(12.15)%	(4.05)%
WisdomTree DEFA International Hedged Equity Index (Reflects no deduction for fees, expenses or taxes)	(9.06)%	(2.67)%
*	The Fund’s objective changed effective August 29, 2012. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree DEFA International Hedged Equity Index. As of August 29, 2012, the Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged Equity Index.

WisdomTree Trust Prospectus	13

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since December 2009.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since December 2009.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since December 2009.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

14	WisdomTree Trust Prospectus

WisdomTree International Dividend ex-Financials Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree International Dividend ex-Financials Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

WisdomTree International Dividend ex-Financials Index is comprised of high dividend-yielding international stocks outside the financial sector. The Index consists of companies outside the financial sector that are incorporated in one of 16 developed European countries, Israel, Japan, Australia, New Zealand, Hong Kong or Singapore. The Index is comprised of the 10 highest dividend-yielding companies in each sector except financials, selected from the 300 largest companies by market value within the WisdomTree DEFA Index as of the annual Index rebalance. Securities are weighted in the Index based on dividend yield. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary,

WisdomTree Trust Prospectus	15

consumer staples, energy, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

16	WisdomTree Trust Prospectus

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Telecommunications Investing. The Fund may invest in companies in the telecommunications industry. The telecommunications industry can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree International Dividend Top 100/International Dividend ex-Financials Spliced Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective May 7, 2009. Fund performance prior to May 7, 2009 reflects the investment objective and style of the Fund when it was the WisdomTree International Dividend Top 100 Fund, and tracked the performance of the WisdomTree International Dividend Top 100 Index.

The Fund’s year-to-date total return as of June 29, 2012 was (0.25)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	26.30%	2Q/2009
Lowest Return	(24.86)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

WisdomTree Trust Prospectus	17

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree International Dividend ex-Financials Fund*	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(6.46)%	(4.07)%	0.71%
Return After Taxes on Distributions	(7.85)%	(5.81)%	(0.97)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.13)%	(4.41)%	(0.38)%
MSCI EAFE Value Index (Reflects no deduction for fees, expenses or taxes)	(12.17)%	(6.33)%	(2.14)%
WisdomTree International Dividend Top 100/International Dividend ex-Financials Spliced Index** (Reflects no deduction for fees, expenses or taxes)	(5.65)%	(3.63)%	1.26%
*	The Fund’s objective changed effective May 7, 2009. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend Top 100 Index. After May 7, 2009, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index.
**	Reflects performance of the WisdomTree International Dividend Top 100 Index through May 7, 2009 and the WisdomTree International Dividend ex-Financials Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

18	WisdomTree Trust Prospectus

WisdomTree International LargeCap Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International LargeCap Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree International LargeCap Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree International LargeCap Dividend Index is a fundamentally weighted index that is comprised of the large-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada. Constituent companies are selected from the WisdomTree DEFA Index. The WisdomTree International LargeCap Dividend Index is comprised of the 300 largest companies ranked by market capitalization from the WisdomTree DEFA Index, as of the annual Index rebalance. The Index consists of companies that are incorporated in one of 16 developed European countries, Israel, Japan, Australia, New Zealand, Hong Kong or Singapore. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary,

WisdomTree Trust Prospectus	19

consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in the United Kingdom.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

20	WisdomTree Trust Prospectus

■

Large-Capitalization Investing. The Fund invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Telecommunications Investing. The Fund may invest in companies in the telecommunications industry. The telecommunications industry can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree International LargeCap Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 2.33%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	23.28%	2Q/2009
Lowest Return	(19.83)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

WisdomTree Trust Prospectus	21

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree International LargeCap Dividend Fund	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(7.90)%	(4.28)%	(0.29)%
Return After Taxes on Distributions	(9.27)%	(5.61)%	(1.57)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.07)%	(4.31)%	(0.96)%
MSCI EAFE Index (Reflects no deduction for fees, expenses or taxes)	(12.14)%	(4.72)%	(0.99)%
WisdomTree International LargeCap Dividend Index (Reflects no deduction for fees, expenses or taxes)	(7.95)%	(4.01)%	0.04%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

22	WisdomTree Trust Prospectus

WisdomTree International MidCap Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International MidCap Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree International MidCap Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree International MidCap Dividend Index is a fundamentally weighted index that is comprised of the mid-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada. Constituent companies are selected from the WisdomTree DEFA Index. The Index consists of companies that are incorporated in one of 16 developed European countries, Israel, Japan, Australia, New Zealand, Hong Kong or Singapore. The Index is comprised of the companies that compose the top 75% of the market capitalization of the WisdomTree DEFA Index, as of the annual Index rebalance, after the 300 largest companies have been removed. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Trust Prospectus	23

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in Japan and the United Kingdom.

■

Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

24	WisdomTree Trust Prospectus

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Mid-Capitalization Investing. The Fund invests primarily in securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree International MidCap Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 3.31%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	27.01%	2Q/2009
Lowest Return	(19.35)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

WisdomTree Trust Prospectus	25

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree International MidCap Dividend Fund	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(13.41)%	(3.78)%	0.92%
Return After Taxes on Distributions	(14.59)%	(5.05)%	(0.32)%
Return After Taxes on Distributions and Sale of Fund Shares	(8.63)%	(3.87)%	0.08%
MSCI EAFE Mid Cap Index (Reflects no deduction for fees, expenses or taxes)	(14.09)%	(5.42)%	(1.22)%
WisdomTree International MidCap Dividend Index (Reflects no deduction for fees, expenses or taxes)	(13.73)%	(3.89)%	0.90%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

26	WisdomTree Trust Prospectus

WisdomTree International SmallCap Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International SmallCap Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree International SmallCap Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree International SmallCap Dividend Index is a fundamentally weighted index that is comprised of the small-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada. Constituent companies are selected from the WisdomTree DEFA Index. The Index consists of companies that are incorporated in one of 16 developed European countries, Israel, Japan, Australia, New Zealand, Hong Kong or Singapore. The Index is comprised of the companies that compose the bottom 25% of the market capitalization of the WisdomTree DEFA Index, as of the annual Index rebalance, after the 300 largest companies have been removed. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Trust Prospectus	27

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Consumer Discretionary Investing. The Fund may invest in companies in the consumer discretionary sector. This sector consists of, for example, automobile, retail and media companies. The consumer discretionary sector of the economy can be significantly affected by, among other things, economic growth, worldwide demand and consumers’ disposable income levels and propensity to spend.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in Japan.

28	WisdomTree Trust Prospectus

■

Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Small-Capitalization Investing. The Fund invests primarily in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree International SmallCap Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 3.56%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	27.30%	2Q/2009
Lowest Return	(22.47)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

WisdomTree Trust Prospectus	29

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree International SmallCap Dividend Fund	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(12.15)%	(3.44)%	0.88%
Return After Taxes on Distributions	(13.28)%	(4.66)%	(0.30)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.83)%	(3.59)%	0.06%
MSCI EAFE Small Cap Index (Reflects no deduction for fees, expenses or taxes)	(15.94)%	(3.89)%	(0.38)%
WisdomTree International SmallCap Dividend Index (Reflects no deduction for fees, expenses or taxes)	(12.48)%	(3.04)%	1.21%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

30	WisdomTree Trust Prospectus

WisdomTree Europe SmallCap Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe SmallCap Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Europe SmallCap Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Europe SmallCap Dividend Index is a fundamentally weighted index that is comprised of the small-capitalization segment of the European dividend-paying market. Constituent companies are selected from the WisdomTree Europe Dividend Index. The WisdomTree Europe SmallCap Dividend Index is comprised of the companies that compose the bottom 25% of the market capitalization of the WisdomTree Europe Dividend Index after the 300 largest companies have been removed. Eligibility requirements for the WisdomTree Europe Dividend Index include: (i) incorporation and exchange listing in one of the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, or the United Kingdom (“Europe”); (ii) payment of at least $5 million in cash dividends on common shares in the annual cycle prior to the annual Index rebalance; (iii) market capitalization of at least $100 million as of the Index rebalance; (iv) average daily dollar volume of at least $100,000 for three months preceding the Index rebalance; and (v) trading of at least 250,000 shares per month for each of the six months preceding the Index rebalance. Companies are weighted in the Index based on annual cash dividends paid. The maximum

WisdomTree Trust Prospectus	31

weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Consumer Discretionary Investing. The Fund may invest in companies in the consumer discretionary sector. This sector consists of, for example, automobile, retail and media companies. The consumer discretionary sector of the economy can be significantly affected by, among other things, economic growth, worldwide demand and consumers’ disposable income levels and propensity to spend.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Concentration in Europe. Because the Fund invests primarily in the securities of companies in Europe, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Europe and to be

32	WisdomTree Trust Prospectus

more volatile than the performance of more geographically diversified funds. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high. In addition, the tight fiscal and monetary controls necessary to join the EMU can significantly affect every country in Europe. The Fund currently invests a significant portion of its assets in companies organized in the United Kingdom.

■

Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Small-Capitalization Investing. The Fund invests primarily in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Europe SmallCap Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 5.45%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	31.20%	2Q/2009
Lowest Return	(31.16)%	4Q/2008

WisdomTree Trust Prospectus	33

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Europe SmallCap Dividend Fund	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(19.38)%	(7.45)%	(2.22)%
Return After Taxes on Distributions	(20.78)%	(9.35)%	(4.07)%
Return After Taxes on Distributions and Sale of Fund Shares	(12.40)%	(7.17)%	(2.87)%
MSCI Europe Small Cap Index (Reflects no deduction for fees, expenses or taxes)	(20.12)%	(5.39)%	(0.17)%
WisdomTree Europe SmallCap Dividend Index (Reflects no deduction for fees, expenses or taxes)	(18.73)%	(7.32)%	(1.96)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

34	WisdomTree Trust Prospectus

WisdomTree Global Equity Income Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global Equity Income Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Global Equity Income Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Global Equity Income Index is a fundamentally weighted index that is comprised of high dividend-yielding companies selected from the WisdomTree Global Dividend Index, which is comprised of dividend-paying companies in the U.S., and developed and emerging markets throughout the world. As of the annual Index rebalance, companies with market capitalizations of at least $2 billion are ranked by dividend yield and those companies in the top 30% by dividend yield are selected for inclusion in the Global Equity Income Index. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary,

WisdomTree Trust Prospectus	35

consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

36	WisdomTree Trust Prospectus

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Telecommunications Investing. The Fund may invest in companies in the telecommunications industry. The telecommunications industry can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Europe Equity Income Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 3.11%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	27.28%	2Q/2009
Lowest Return	(24.50)%	4Q/2008

WisdomTree Trust Prospectus	37

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Global Equity Income Fund*	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(2.86)%	(4.05)%	0.19%
Return After Taxes on Distributions	(4.38)%	(5.69)%	(1.39)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.83)%	(4.33)%	(0.76)%
MSCI Europe Value/MSCI AC World Spliced Index** (Reflects no deduction for fees, expenses or taxes)	(7.35)%	(5.15)%	(0.57)%
WisdomTree Europe Equity Income/Global Equity Income Spliced Index*** (Reflects no deduction for fees, expenses or taxes)	(3.05)%	(3.85)%	0.53%
*	The Fund’s objective changed effective June 19, 2009. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Equity Income Index. After June 19, 2009, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global Equity Income Index.
**	Reflects performance of the MSCI Europe Value Index through June 19, 2009 and the MSCI AC World Index thereafter.
***	Reflects performance of the WisdomTree Europe Equity Income Index through June 19, 2009 and the WisdomTree Global Equity Income Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

38	WisdomTree Trust Prospectus

WisdomTree Japan Hedged Equity Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Equity Index. The Fund seeks to provide Japanese equity returns while mitigating or “hedging” against fluctuations between the value of the Japanese yen and the U.S. dollar.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Japan Hedged Equity Index. The Fund attempts to invest substantially all of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese yen movements relative to the U.S. dollar. Constituent stocks are of companies within the WisdomTree Japan Dividend Index. Eligibility requirements include: (i) incorporation within Japan; (ii) payment of at least $5 million in cash dividends on common shares in the annual cycle prior to the annual Index rebalance; (iii) market capitalization of at least $100 million as of the Index rebalance; (iv) average daily dollar volume of at least $100,000 for the three months preceding the Index rebalance; and (v) trading of at least 250,000 shares per month for each of the six months preceding the Index rebalance. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Trust Prospectus	39

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

The Index “hedges” against fluctuations in the relative value of the Japanese yen against the U.S. dollar. The Index is designed to have higher returns than an equivalent non-currency hedged investment when the yen is weakening relative to the U.S. dollar. Conversely, the Index is designed to have lower returns than an equivalent unhedged investment when the yen is rising relative to the U.S. dollar.

The Fund intends to enter into forward currency contracts or futures contracts designed to offset the Fund’s exposure to the Japanese yen. A forward currency contract is a contract between two parties to buy or sell a specific currency in the future at an agreed upon exchange rate. The amount of forward contracts and futures contracts in the Fund is based on the aggregate exposure of the Fund and Index to the Japanese yen. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the yen. The return of the forward currency contracts and currency futures contracts may not perfectly offset the actual fluctuations between the yen and the U.S. dollar.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of investments suggested by its name. The Fund also may invest its assets in cash and cash equivalents, as well as in shares of other investment companies, forward contracts, futures contracts, options on futures contracts, options, and swaps. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of its Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in Japanese yen or in securities that provide exposure to Japanese yen. Changes in currency exchange rates and the relative value of Japanese yen will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Derivatives Investment Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are

40	WisdomTree Trust Prospectus

subject to a number of risks described elsewhere in the Fund’s prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Concentration in Japan. Because the Fund invests primarily in the securities of companies in Japan, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The United States is Japan’s largest single trading partner, but close to half of Japan’s trade is conducted with developing nations, almost all of which are in Southeast Asia. Slowdowns in the U.S. and China could have a negative impact on Japan. Exposure to China, in terms of both imports and exports, has been increasing in recent years.

■

Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

WisdomTree Trust Prospectus	41

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Japan Dividend/Japan Hedged Equity Spliced Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective April 1, 2010. Fund performance prior to April 1, 2010 reflects the investment objective and style of the Fund when it was the WisdomTree Japan Total Dividend Fund, and tracked the performance of the WisdomTree Japan Dividend Index.

The Fund’s year-to-date total return as of June 29, 2012 was 5.09%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	20.20%	2Q/2009
Lowest Return	(16.31)%	1Q/2009

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Japan Hedged Equity Fund*	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(15.22)%	(9.07)%	(6.71)%
Return After Taxes on Distributions	(15.88)%	(9.57)%	(7.19)%
Return After Taxes on Distributions and Sale of Fund Shares	(9.87)%	(7.71)%	(5.79)%
MSCI Japan/Japan Local Currency Spliced Index** (Reflects no deduction for fees, expenses and taxes)	(18.73)%	(10.22)%	(7.86)%
WisdomTree Japan Dividend/Japan Hedged Equity Spliced Index*** (Reflects no deduction for fees, expenses and taxes)	(14.81)%	(9.01)%	(6.70)%
*	The Fund’s objective changed effective April 1, 2010. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Dividend Index. After April 1, 2010, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Equity Index.
**	Reflects performance of the MSCI Japan Index through April 1, 2010 and the MSCI Japan Local Currency Index thereafter.
***	Reflects performance of the WisdomTree Japan Dividend Index through April 1, 2010 and the WisdomTree Japan Hedged Equity Index thereafter.

42	WisdomTree Trust Prospectus

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	43

WisdomTree Japan SmallCap Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan SmallCap Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Japan SmallCap Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Japan SmallCap Dividend Index is comprised of dividend-paying small capitalization companies in Japan that have been included within the WisdomTree Japan Dividend Index. After the 300 largest companies have been removed from the WisdomTree Japan Dividend Index, the remaining companies are chosen for inclusion in the Index. Companies are weighted in the Index based on annual cash dividends paid. Eligibility requirements for the WisdomTree Japan Dividend Index include: (i) incorporation within Japan; (ii) $5 million in cash dividends on common shares in the annual cycle prior to the annual Index rebalance; (iii) market capitalization of at least $100 million as of the Index rebalance; (iv) average daily dollar volume of at least $100,000 for three months preceding the Index rebalance; and (v) trading of at least 250,000 shares per month for each of the six months preceding the Index rebalance. The maximum weight of any one sector in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector weights may fluctuate above 25% between annual Index rebalance dates.

44	WisdomTree Trust Prospectus

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Consumer Discretionary Investing. The Fund may invest in companies in the consumer discretionary sector. This sector consists of, for example, automobile, retail and media companies. The consumer discretionary sector of the economy can be significantly affected by, among other things, economic growth, worldwide demand and consumers’ disposable income levels and propensity to spend.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in Japanese yen or in securities that provide exposure to Japanese yen. Changes in currency exchange rates and the relative value of Japanese yen will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Concentration in Japan. Because the Fund invests primarily in the securities of companies in Japan, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The United States is Japan’s largest single trading partner, but close to half of Japan’s trade is conducted with developing nations, almost all of which are in Southeast Asia. Slowdowns in the U.S. and China could have a negative impact on Japan. Exposure to China, in terms of both imports and exports, has been increasing in recent years.

WisdomTree Trust Prospectus	45

■

Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Small-Capitalization Investing. The Fund invests primarily in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Japan SmallCap Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 2.98%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	23.03%	2Q/2009
Lowest Return	(16.07)%	1Q/2009

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

46	WisdomTree Trust Prospectus

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Japan SmallCap Dividend Fund	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(3.32)%	(2.03)%	(1.91)%
Return After Taxes on Distributions	(4.04)%	(2.61)%	(2.44)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.16)%	(2.05)%	(1.92)%
MSCI Japan Small Cap Index (Reflects no deduction for fees, expenses or taxes)	(3.89)%	(2.84)%	(3.13)%
WisdomTree Japan SmallCap Dividend Index (Reflects no deduction for fees, expenses or taxes)	(1.13)%	(1.19)%	(1.19)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	47

WisdomTree Global ex-U.S. Growth Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Growth Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.59%
*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Global ex-U.S. Growth Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Global ex-U.S. Growth Index is a fundamentally weighted index that is comprised of growth companies in the developed and emerging markets outside of the United States. Eligibility requirements include: (i) payment of at least $5 million in cash dividends in the annual cycle prior to the annual Index rebalance and (ii) year-over-year percentage changes in earnings per share, book value per share, sales per share and stock price (“growth metrics”). WisdomTree Investments, Inc. creates a “growth” score for each company based on the aforementioned growth metrics. The top 30% of companies with the highest growth scores within the 1,000 largest companies by market capitalization are included in the Index. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in

48	WisdomTree Trust Prospectus

the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Consumer Staples Investing. The Fund may invest in companies in the consumer staples sector. This sector can be significantly affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global and economic conditions.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

WisdomTree Trust Prospectus	49

■

Energy Investing. The Fund may invest in companies in the energy sector. The energy sector can be significantly affected by, among other things: economic growth, worldwide demand, political instability in the Middle East, and volatile oil prices.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Japan Equity Income/Global ex-U.S. Growth Spliced Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective June 19, 2009. Fund performance prior to June 19, 2009 reflects the investment objective and style of the Fund when it was the WisdomTree Japan Equity Income Fund, and tracked the performance of the WisdomTree Japan Equity Income Index.

50	WisdomTree Trust Prospectus

The Fund’s year-to-date total return as of June 29, 2012 was 2.09%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	19.27%	3Q/2010
Lowest Return	(21.73)%	3Q/2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Global ex-U.S. Growth Fund*	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(11.59)%	(1.59)%	1.08%
Return After Taxes on Distributions	(12.51)%	(2.50)%	0.19%
Return After Taxes on Distributions and Sale of Fund Shares	(7.50)%	(1.87)%	0.41%
MSCI Japan Value/MSCI AC World ex-USA Growth Spliced Index** (Reflects no deduction for fees, expenses or taxes)	(14.21)%	(0.93)%	1.42%
WisdomTree Japan Equity Income/Global ex-U.S. Growth Spliced Index*** (Reflects no deduction for fees, expenses or taxes)	(10.84)%	(1.13)%	1.56%
*	The Fund’s objective changed effective June 19, 2009. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Equity Income Index. After June 19, 2009, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Growth Index.
**	Reflects performance of the MSCI Japan Value Index through June 19, 2009 and the MSCI AC World ex-USA Growth Spliced Index thereafter.
***	Reflects performance of the WisdomTree Japan Equity Income Index through June 19, 2009 and the WisdomTree Global ex-U.S. Growth Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

WisdomTree Trust Prospectus	51

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

52	WisdomTree Trust Prospectus

WisdomTree Asia Pacific ex-Japan Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Asia Pacific ex-Japan Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses*	0.50%
*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Asia Pacific ex-Japan Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Asia Pacific ex-Japan Index is a fundamentally weighted Index that is comprised of dividend paying companies in the Asia Pacific ex-Japan region. The WisdomTree Asia Pacific ex-Japan Index is comprised of the 300 largest companies ranked by market capitalization that meet the following eligibility criteria. Eligibility requirements include: (i) incorporation within one of the following countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand; (ii) payment of at least $5 million in cash dividends on common shares in the annual cycle prior to the annual Index rebalance; (iii) market capitalization of at least $100 million as of the Index rebalance; (iv) average daily dollar volume of at least $100,000 for the three months preceding the Index rebalance;

WisdomTree Trust Prospectus	53

and (v) trading of at least 250,000 shares per month for each of the six months preceding the Index rebalance. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

54	WisdomTree Trust Prospectus

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Investment in the Asia Pacific Region. Because the Fund invests primarily in the securities of companies in the Asia Pacific region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and other events, such as natural disasters, affecting that region. While certain economies in this region are exemplars of growth and development, others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports, and economic recessions. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value. The Fund currently invests a significant portion of its assets in companies organized in Australia and Hong Kong.

■

Investment in Australia. The Fund currently invests a significant portion of its assets in companies organized in Australia. The Australian economy is dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Telecommunications Investing. The Fund may invest in companies in the telecommunications industry. The telecommunications industry can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Pacific ex-Japan Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective June 17, 2011. Fund performance prior to June 17, 2011 reflects the investment objective and style of the Fund when it was the WisdomTree Pacific ex-Japan Total Dividend Fund, and tracked the performance of the WisdomTree Pacific ex-Japan Dividend Index.

WisdomTree Trust Prospectus	55

The Fund’s year-to-date total return as of June 29, 2012 was 6.09%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	30.04%	2Q/2009
Lowest Return	(24.05)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Asia Pacific ex-Japan Fund*	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(9.16)%	3.44%	7.66%
Return After Taxes on Distributions	(10.47)%	1.69%	5.97%
Return After Taxes on Distributions and Sale of Fund Shares	(5.94)%	1.84%	5.57%
MSCI Pacific ex-Japan/MSCI AC Asia Pacific ex-Japan Spliced Index** (Reflects no deduction for fees, expenses or taxes)	(15.07)%	2.12%	6.08%
WisdomTree Pacific ex-Japan Dividend/Asia Pacific ex-Japan Spliced Index*** (Reflects no deduction for fees, expenses or taxes)	(8.10)%	4.70%	9.01%
*	The Fund’s objective changed effective June 17, 2011. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree Pacific ex-Japan Dividend Index. After June 17, 2011, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Asia Pacific ex-Japan Index.
**	Reflects performance of the MSCI Pacific ex-Japan Index through June 17, 2011 and the MSCI AC Asia Pacific ex-Japan Index thereafter.
***	Reflects performance of the WisdomTree Pacific ex-Japan Dividend Index through June 17, 2011 and the WisdomTree Asia Pacific ex-Japan Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

56	WisdomTree Trust Prospectus

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	57

WisdomTree Australia Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Australia Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Australia Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Australia Dividend Index is a fundamentally weighted index that is comprised of high-dividend yielding companies in Australia. The Index is comprised of dividend paying companies incorporated in Australia with a minimum market capitalization of $1.0 billion as of the annual Index rebalance. The Index is comprised of the ten largest qualifying companies from each sector ranked by market capitalization. Other eligibility criteria include: (i) payment of at least $5 million in cash dividends in the annual cycle prior to the annual Index rebalance and (ii) average daily dollar volume of at least $100,000 for three months preceding the annual Index rebalance. Weighting is by dividend yield. The maximum weight of any one sector in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary,

58	WisdomTree Trust Prospectus

consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Consumer Discretionary Investing. The Fund may invest in companies in the consumer discretionary sector. This sector consists of, for example, automobile, retail and media companies. The consumer discretionary sector of the economy can be significantly affected by, among other things, economic growth, worldwide demand and consumers’ disposable income levels and propensity to spend.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in Australian dollars or in securities that provide exposure to Australian dollars. Changes in currency exchange rates and the relative value of the Australian dollar will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Investment in Australia. Because the Fund invests primarily in the securities of companies in Australia, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Australia and to be more volatile than the performance of more geographically diversified funds. The Australian economy is heavily dependent on the demand for commodities and natural resources and declines in the demand for such products may have an adverse impact on the Fund’s returns. The Fund is susceptible to loss due to adverse market, political, regulatory, and other events affecting Australia. These events may in turn adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

WisdomTree Trust Prospectus	59

■

Large-Capitalization Investing. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Small-Capitalization Investing. The Fund may invest in securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Pacific ex-Japan Equity Income Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective June 17, 2011. Fund performance prior to June 17, 2011 reflects the investment objective and style of the Fund when it was the WisdomTree Pacific ex-Japan Equity Income Fund, and tracked the performance of the WisdomTree Pacific ex-Japan Equity Income Index.

The Fund’s year-to-date total return as of June 29, 2012 was 1.80%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	37.96%	3Q/2009
Lowest Return	(27.00)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements,

60	WisdomTree Trust Prospectus

such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Australia Dividend Fund*	1 Year	5 Years	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	(10.82)%	2.64%	6.85%
Return After Taxes on Distributions	(12.65)%	0.37%	4.67%
Return After Taxes on Distributions and Sale of Fund Shares	(6.98)%	0.85%	4.55%
MSCI Pacific ex-Japan Value/MSCI Australia Spliced Index** (Reflects no deduction for fees, expenses or taxes)	(10.11)%	1.61%	5.88%
WisdomTree Pacific ex-Japan Equity Income/Australia Dividend Spliced Index*** (Reflects no deduction for fees, expenses or taxes)	(10.52)%	3.25%	7.52%
*	The Fund’s objective changed effective June 17, 2011. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree Pacific ex-Japan Equity Income Index. After June 17, 2011, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Australia Dividend Index.
**	Reflects performance of the MSCI Pacific ex-Japan Value Index through June 17, 2011 and the MSCI Australia Index thereafter.
***	Reflects performance of the WisdomTree Pacific ex-Japan Equity Income Index through June 17, 2011 and the WisdomTree Australia Dividend Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	61

WisdomTree China Dividend ex-Financials Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree China Dividend ex-Financials Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.63%
*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$64	$202

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree China Dividend ex-Financials Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree China Dividend ex-Financials Index is comprised of dividend paying common stocks outside of the financial sector. The Index consists of the ten largest stocks in each sector of the Chinese economy, other than the financial sector, that meet the Index criteria. Companies are eligible to be included in the Index if they have at least $1 billion in float-adjusted market capitalization, are domiciled in China and are listed on the Hong Kong Stock Exchange. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors. Shares held by control groups, public companies and government agencies are excluded. Companies are weighted in the Index based on annual cash dividends paid. Companies that pay higher dividends and meet specified liquidity and other criteria generally have a higher weight in the Index. At the time of the Index’s annual rebalance, the maximum weight of any security in the Index is capped at 10% and the maximum weight of any one sector in the Index is capped at 25%. In response to market conditions, security weights may fluctuate above 10% and sector weights may fluctuate above 25% between annual Index rebalance dates.

62	WisdomTree Trust Prospectus

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Currency Exchange Rate Risk. The Fund currently invests a relatively large percentage of its assets in investments denominated in Hong Kong dollars, or in securities that provide exposure to such currency, currency exchange rates or interest rates denominated in such currency. Changes in currency exchange rates and the relative value of the Hong Kong dollar will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund currently invests a relatively large percentage of its assets in securities and instruments that are traded in developing or emerging markets or that provide exposure to such securities or markets. These investments can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

■

Energy Investing. The Fund may invest in companies in the energy sector. The energy sector can be significantly affected by, among other things: economic growth, worldwide demand, political instability in the Middle East, and volatile oil prices.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign

WisdomTree Trust Prospectus	63

currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Concentration in China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. In addition, the rapid growth rate of the Chinese economy over the past several years may not continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder, including violence and labor unrest. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

The Fund is new and therefore does not have a performance history.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Old Mutual Global Index Trackers (Proprietary) Limited serves as sub-adviser to the Fund.

Portfolio Managers

Kingsley Williams, Deputy Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

Anver Dollie, Deputy Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

Nonhlanhla Dube has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

64	WisdomTree Trust Prospectus

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	65

WisdomTree Emerging Markets Equity Income Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Equity Income Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.63%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Emerging Markets Equity Income Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Emerging Markets Equity Income Index is a fundamentally weighted index that is comprised of the highest dividend yielding stocks selected from the WisdomTree Emerging Markets Dividend Index. As of the annual Index rebalance, companies within the WisdomTree Emerging Markets Dividend Index are ranked by dividend yield. Securities ranking in the highest 30% by dividend yield are selected for inclusion within the WisdomTree Emerging Markets Equity Income Index. Eligibility requirements for the WisdomTree Emerging Markets Dividend Index include: (i) payment of at least $5 million in cash dividends on common shares in the annual cycle prior to the annual Index rebalance; (ii) market capitalization of at least $200 million as of the Index rebalance; (iii) average daily trading volume of at least $200,000 for each of the six months preceding the Index rebalance; (iv) incorporation within one of 18 emerging market nations (Argentina, Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey); and (v) trading of at least 250,000 shares per month for each of the six months preceding the Index rebalance. Companies are weighted in the Index based on annual cash dividends paid. The maximum

66	WisdomTree Trust Prospectus

weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Basic Materials Investing. The Fund may invest in companies in the basic materials sector. This sector includes, for example, metals and mining, chemicals and forest product companies. This sector can be significantly affected by, among other things, commodity price volatility, demand for basic materials, world economic growth, depletion of natural resources, technological progress, and government regulations.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund invests primarily in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

WisdomTree Trust Prospectus	67

■

Energy Investing. The Fund may invest in companies in the energy sector. The energy sector can be significantly affected by, among other things: economic growth, worldwide demand, political instability in the Middle East, and volatile oil prices.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in Taiwan.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Telecommunications Investing. The Fund may invest in companies in the telecommunications industry. The telecommunications industry can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Emerging Markets Equity Income Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

68	WisdomTree Trust Prospectus

The Fund’s year-to-date total return as of June 29, 2012 was 2.20%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	26.76%	2Q/2009
Lowest Return	(21.24)%	4Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Emerging Markets Equity Income Fund	1 Year	Since Inception (7/13/2007)
Return Before Taxes Based on NAV	(9.78)%	4.31%
Return After Taxes on Distributions	(11.12)%	2.83%
Return After Taxes on Distributions and Sale of Fund Shares	(6.34)%	2.76%
MSCI Emerging Markets Index (Reflects no deduction for fees, expenses or taxes)	(18.42)%	(2.70)%
WisdomTree Emerging Markets Equity Income Index (Reflects no deduction for fees, expenses or taxes)	(9.34)%	5.19%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

WisdomTree Trust Prospectus	69

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

70	WisdomTree Trust Prospectus

WisdomTree Emerging Markets SmallCap Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.64%
*	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Emerging Markets SmallCap Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Emerging Markets SmallCap Dividend Index is a fundamentally weighted index that is comprised of primarily small cap stocks selected from the WisdomTree Emerging Markets Dividend Index. Companies included in the WisdomTree Emerging Markets SmallCap Dividend Index fall within the bottom 10% of total market capitalization of the WisdomTree Emerging Markets Dividend Index as of the annual Index rebalance. Eligibility requirements for the WisdomTree Emerging Markets Dividend Index include: (i) payment of at least $5 million in cash dividends on common shares in the annual cycle prior to the annual Index rebalance; (ii) market capitalization of at least $200 million as of the Index rebalance; (iii) average daily trading volume of at least $200,000 for each of the six months preceding the Index rebalance;

WisdomTree Trust Prospectus	71

(iv) incorporation within one of 18 emerging market nations (Argentina, Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey); and (v) trading of at least 250,000 shares per month for each of the six months preceding the Index rebalance. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund invests primarily in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

72	WisdomTree Trust Prospectus

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in Taiwan.

■

Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Small-Capitalization Investing. The Fund invests primarily in securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Emerging Markets SmallCap Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 6.08%.

WisdomTree Trust Prospectus	73

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	34.32%	2Q/2009
Lowest Return	(22.02)%	3Q/2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Emerging Markets SmallCap Dividend Fund	1 Year	Since Inception (10/30/2007)
Return Before Taxes Based on NAV	(20.58)%	(1.76)%
Return After Taxes on Distributions	(21.63)%	(3.00)%
Return After Taxes on Distributions and Sale of Fund Shares	(13.34)%	(2.24)%
MSCI Emerging Markets SmallCap Index (Reflects no deduction for fees, expenses or taxes)	(27.18)%	(6.15)%
WisdomTree Emerging Markets SmallCap Dividend Index (Reflects no deduction for fees, expenses or taxes)	(19.90)%	(0.68)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

74	WisdomTree Trust Prospectus

WisdomTree Middle East Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Middle East Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses*	0.88%
*	Expense information in the table has been restated to reflect current fees. On June 29, 2012, shareholders of the Fund approved a new Management Fee of 0.88%.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Middle East Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Middle East Dividend Index is a fundamentally weighted index that is comprised of companies in the Middle East region that pay regular cash dividends on shares of common stock. Eligible companies are ranked by market capitalization and the 100 largest companies by market capitalization are selected for inclusion. Eligibility requirements include: (i) incorporation within Bahrain, Egypt, Kuwait, Jordan, Morocco, Oman, Qatar, or the United Arab Emirates; (ii) payment of at least $5 million in cash dividends on common shares in the annual cycle prior to the annual Index rebalance; (iii) market capitalization of at least $200 million as of the Index rebalance; (iv) average daily volume of at least $200,000 for each of the six months prior to the Index rebalance; and (v) trading of at least 250,000 shares per month for each of the six months preceding the Index rebalance. The Middle East Dividend Index is weighted by cash dividends paid. If, at the time of the annual Index rebalance, any country has a weight of over 33% of the Index, the weight of such country shall be reduced to 25% at the annual Index rebalance. In response to market conditions, country weights may fluctuate above 33% between annual Index rebalance dates.

WisdomTree Trust Prospectus	75

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund may invest a relatively large percentage of its assets in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

76	WisdomTree Trust Prospectus

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Investment in the Middle East Region. The Fund invests primarily in the securities of companies in Middle Eastern countries. Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements. Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Further, substantial limitations may exist in certain Middle Eastern countries with respect to the Fund’s ability to protect its legal interests and its ability to repatriate its investment, investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Procedures concerning transaction settlement and dividend collection may be less reliable than in developed markets and larger emerging markets. Countries in the Middle East have been, and may continue to be, impacted by political instability, war, terrorist activities and religious, ethnic and/or socioeconomic unrest. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries. The Fund currently invests a significant portion of its assets in the securities of companies in the United Arab Emirates, Kuwait and Qatar.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Small-Capitalization Investing. The Fund invests a relatively large percentage of its assets in securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

■

Telecommunications Investing. The Fund may invest in companies in the telecommunications industry. The telecommunications industry in the Middle East can be significantly affected by, among other things, commodity prices, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree Middle East Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

WisdomTree Trust Prospectus	77

The Fund’s year-to-date total return as of June 29, 2012 was (1.42)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	19.30%	2Q/2009
Lowest Return	(11.85)%	1Q/2009

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Middle East Dividend Fund	1 Year	Since Inception (7/16/2008)
Return Before Taxes Based on NAV	(8.44)%	(10.53)%
Return After Taxes on Distributions	(10.05)%	(11.69)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.42)%	(9.38)%
MSCI Arabian Markets ex-Saudi Arabia Index (Reflects no deduction for fees, expenses or taxes)	(19.06)%	(16.28)%
WisdomTree Middle East Dividend Index (Reflects no deduction for fees, expenses or taxes)	(8.34)%	(8.44)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since July 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since July 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since July 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

78	WisdomTree Trust Prospectus

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units solely in exchange for an amount of cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	79

WisdomTree India Earnings Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India Earnings Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses*	0.83%
*	Expense information in the table has been restated to reflect current fees. On August 8, 2012, shareholders of the Fund approved a new Management Fee of 0.83%.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. It also does not include transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree India Earnings Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree India Earnings Index is a fundamentally weighted index that is comprised of companies incorporated and traded in India that are profitable and that are eligible to be purchased by foreign investors as of the annual Index rebalance. Eligibility requirements include: (i) incorporation within India; (ii) listing on a major Indian stock exchange; (iii) earnings of at least $5 million during the fiscal year prior to the Index rebalance; (iv) market capitalization of at least $200 million as of the Index rebalance; (v) trading of at least 250,000 shares per month for each of the six months prior to the Index rebalance; (vi) average daily dollar volume of at least $200,000 for each of the six months preceding the Index rebalance; and (vii) price to earnings ratio of at least 2 as of the Index rebalance.

The initial weight of a component in the Index at the annual rebalance is based on reported net income in the most recent fiscal year prior to the annual Index rebalance. The reported net income number is then multiplied by a second factor developed by Standard & Poor’s called the “Investability Weighting Factor” (“IWF”). The IWF is used to scale the earnings generated by each company by restrictions on shares available to be purchased. The product of the reported net income and

80	WisdomTree Trust Prospectus

IWF is known at the “Earnings Factor.” Companies are weighted by the proportion of each individual earnings factor relative to the sum of all earnings factors within the WisdomTree India Earnings Index. The maximum weight of any one sector in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in India rupees or in securities that provide exposure to Indian rupees. Changes in currency exchange rates and the relative value of the Indian rupee will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund invests primarily in companies organized in an emerging market nation. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

WisdomTree Trust Prospectus	81

■

Energy Investing. The Fund may invest in companies in the energy sector. The energy sector can be significantly affected by, among other things: economic growth, worldwide demand, political instability in the Middle East, and volatile oil prices.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Concentration Risk (India). Because the Fund invests primarily in the securities of companies in a single country, it will be impacted by events or conditions affecting that country. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy.

Despite recent downturns, the Indian economy has experienced generally sustained growth during the last several years. There are no guarantees this will continue. While the Indian government has implemented economic structural reforms with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. Religious and border disputes persist in India. In addition, India has experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. Investment and repatriation restrictions in India may impact the ability of the Fund to track its Index. Each of the factors described above could have a negative impact on the Fund’s performance and increase the volatility of the Fund.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Small-Capitalization Investing. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

82	WisdomTree Trust Prospectus

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree India Earnings Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 29, 2012 was 9.02%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	57.62%	2Q/2009
Lowest Return	(20.38)%	3Q/2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree India Earnings Fund	1 Year	Since Inception (2/22/2008)
Return Before Taxes Based on NAV	(40.60)%	(10.87)%
Return After Taxes on Distributions	(40.77)%	(11.08)%
Return After Taxes on Distributions and Sale of Fund Shares	(26.37)%	(9.09)%
MSCI India Index (Reflects no deduction for fees, expenses or taxes)	(37.17)%	(10.10)%
WisdomTree India Earnings Index (Reflects no deduction for fees, expenses or taxes)	(39.87)%	(9.52)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

WisdomTree Trust Prospectus	83

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units solely in exchange for an amount of cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

84	WisdomTree Trust Prospectus

WisdomTree Commodity Country Equity Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Commodity Country Equity Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Commodity Country Equity Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Commodity Country Equity Index is a fundamentally weighted index that is comprised of dividend-paying companies from “commodity countries” selected from the WisdomTree Global Dividend Index. Commodity Countries are defined for these purposes as those countries whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials). The WisdomTree Commodity Country Index is comprised of companies from the following eight commodity countries: Australia, Brazil, Canada, Chile, New Zealand, Norway, Russia, and South Africa. Each country has an allocation of approximately 12.5% within the Index as of the annual Index rebalance. Companies are weighted within each country allocation based on annual cash dividends paid. A maximum of 20 companies are eligible to be included from any individual country. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Trust Prospectus	85

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Commodity Country Risk. The Fund invests primarily in investments designed to provide exposure to equity securities of selected commodity-producing countries. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of such equity securities. Conversely, declines in the demand for, or price of, such commodities historically have contributed to declines in the economies of such countries and the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

86	WisdomTree Trust Prospectus

■

Energy Investing. The Fund may invest in companies in the energy sector. The energy sector can be significantly affected by, among other things: economic growth, worldwide demand, political instability in the Middle East, and volatile oil prices.

■

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Small-Capitalization Investing. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree International Basic Materials Sector Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective June 17, 2011. Fund performance prior to June 17, 2011 reflects the investment objective and style of the Fund when it was the WisdomTree International Basic Materials Sector Fund, and tracked the performance of the WisdomTree International Basic Materials Sector Index.

WisdomTree Trust Prospectus	87

The Fund’s year-to-date total return as of June 29, 2012 was 3.98%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	31.37%	2Q/2009
Lowest Return	(33.31)%	3Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Commodity Country Equity Fund*	1 Year	5 Years	Since Inception (10/13/2006)
Return Before Taxes Based on NAV	(10.31)%	2.55%	4.75%
Return After Taxes on Distributions	(11.32)%	1.52%	3.74%
Return After Taxes on Distributions and Sale of Fund Shares	(6.68)%	1.52%	3.44%
S&P Developed ex-U.S. BMI Materials Sector/MSCI AC World ex-USA Spliced Index** (Reflects no deduction for fees, expenses or taxes)	(16.82)%	n/a	(2.89)%
WisdomTree International Basic Materials Sector/Commodity Country Equity Spliced Index*** (Reflects no deduction for fees, expenses or taxes)	(9.78)%	3.30%	5.56%
*	The Fund’s objective changed effective June 17, 2011. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree International Basic Materials Sector Index. After June 17, 2011, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Commodity Country Equity Index.
**	The inception date of the S&P Developed ex-U.S. BMI Sector Index is April 1, 2008. Accordingly, “Since Inception” data for this index is as of April 1, 2008 rather than the inception date of the Fund. Reflects performance of the S&P Developed ex-U.S. BMI Materials Sector Index through June 17, 2011, and the MSCI AC World ex-USA Index thereafter.
***	Reflects performance of the WisdomTree International Basic Materials Sector Index through June 17, 2011, and the WisdomTree Commodity Country Equity Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

88	WisdomTree Trust Prospectus

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Trust Prospectus	89

WisdomTree Global Natural Resources Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global Natural Resources Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Global Natural Resources Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Global Natural Resources Index is a fundamentally weighted index that is comprised of global dividend-paying companies in natural resource industries. Constituents are selected from the WisdomTree Global Dividend Index. The 100 largest companies operating in global natural resources industries within the WisdomTree Global Dividend Index are selected for inclusion. Specific sub-industries include: Integrated Oil & Gas, Oil & Gas Exploration and Production, Diversified Metals & Mining, Coal and Consumable Fuels, Fertilizers & Agricultural Chemicals, Iron Ore Miners, Precious Metals & Minerals, Agricultural Products, Oil & Gas Drilling and Oil & Gas Equipment and Services. A maximum of 20 companies from each sub-industry, ranked by market capitalization as of the annual Index rebalance, are selected for inclusion. Companies are weighted within the Index by trailing 12-month dividend yield at the time of the Index rebalance. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

90	WisdomTree Trust Prospectus

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in each sector. The following sectors are included in the Index: consumer staples, energy, and materials. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Basic Materials Investing. The Fund may invest in companies in the basic materials sector. This sector includes, for example, metals and mining, chemicals and forest product companies. This sector can be significantly affected by, among other things, commodity price volatility, demand for basic materials, world economic growth, depletion of natural resources, technological progress, and government regulations.

■

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

WisdomTree Trust Prospectus	91

■

Energy Investing. The Fund may invest in companies in the energy sector. The energy sector can be significantly affected by, among other things: economic growth, worldwide demand, political instability in the Middle East, and volatile oil prices.

■

Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

■

Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in securities of companies in the United States.

■

Global Natural Resources Investing. The Fund invests primarily in equity securities of companies in the natural resources sector. These risks include, but are not limited to, commodity price volatility, world economic growth, depletion of natural resources, technological progress, and government regulations. As the demand for, or prices of, natural resources increase, the value of the Fund’s equity investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of such equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

■

Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

■

Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree International Energy Sector Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective June 17, 2011. Fund performance prior to June 17, 2011 reflects the investment objective and style of the Fund when it was the WisdomTree International Energy Sector Fund, and tracked the performance of the WisdomTree International Energy Sector Index.

92	WisdomTree Trust Prospectus

The Fund’s year-to-date total return as of June 29, 2012 was (4.05)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	20.23%	3Q/2010
Lowest Return	(29.92)%	3Q/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Global Natural Resources Fund*	1 Year	5 Years	Since Inception (10/13/2006)
Return Before Taxes Based on NAV	(9.14)%	0.46%	2.21%
Return After Taxes on Distributions	(10.15)%	(0.84)%	0.93%
Return After Taxes on Distributions and Sale of Fund Shares	(5.90)%	(0.38)%	1.12%
S&P Developed ex-U.S. BMI Energy Sector/S&P Global Natural Resources Spliced Index** (Reflects no deduction for fees, expenses or taxes)	(10.95)%	n/a	(2.55)%
WisdomTree International Energy Sector/Global Natural Resources Spliced Index*** (Reflects no deduction for fees, expenses or taxes)	(7.87)%	0.76%	2.59%
*	The Fund’s objective changed effective June 17, 2011. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree International Energy Sector Index. After June 17, 2011, the Fund’s objective seeks to track the price and yield performance of the WisdomTree Global Natural Resources Index.
**	The inception date of the S&P Developed ex-U.S. BMI Energy Sector Index is April 1, 2008. Accordingly, “Since Inception” data for this index is as of April 1, 2008 rather than the inception date of the Fund. Reflects performance of the S&P Developed ex-U.S. BMI Energy Sector Index through June 17, 2011 and the S&P Global Natural Resources Index thereafter.
***	Reflects performance of the WisdomTree International Energy Sector Index through June 17, 2011 and the WisdomTree Global Natural Resources Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

WisdomTree Trust Prospectus	93

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

94	WisdomTree Trust Prospectus

WisdomTree Global ex-U.S. Utilities Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Utilities Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Global ex-U.S. Utilities Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Global ex-U.S. Utilities Index is comprised of utilities companies from developed and emerging markets outside of the United States that are classified as being part of the “Global Utilities” sector. Companies are selected from within the WisdomTree World ex-U.S. Index. Companies within the WisdomTree World ex-U.S. Index are ranked by market capitalization as of the annual Index rebalance. The 100 largest Utilities are included within the WisdomTree Global ex-U.S. Utilities Index. Weighting within the Index is based on dividend yield. The maximum weight of any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies in the utilities sector. A sector is comprised of multiple industries. For example, the utilities sector is comprised of companies in, among others, the electric utilities, water utilities and gas utilities industries.

WisdomTree Trust Prospectus	95

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to foreign government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

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Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

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Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

96	WisdomTree Trust Prospectus

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Large-Capitalization Investing. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Small-Capitalization Investing. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

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Utilities Investing. The Fund invests primarily in the utilities sector of the market and, as such, is particularly sensitive to risks to the utilities sector. These risks include, but are not limited to, changing commodity prices, government regulation stipulating rates charged by utilities, interest rate sensitivity, and the cost of providing the specific utility service.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree International Utilities Sector Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective June 17, 2011. Fund performance prior to June 17, 2011 reflects the investment objective and style of the Fund when it was the WisdomTree International Utilities Sector Fund, and tracked the performance of the WisdomTree International Utilities Sector Index.

The Fund’s year-to-date total return as of June 29, 2012 was 0.48%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	15.23%	2Q/2009
Lowest Return	(21.69)%	1Q/2009

WisdomTree Trust Prospectus	97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Global ex-U.S. Utilities Fund*	1 Year	5 Years	Since Inception (10/13/2006)
Return Before Taxes Based on NAV	(8.01)%	(5.05)%	(2.43)%
Return After Taxes on Distributions	(9.29)%	(6.40)%	(3.77)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.15)%	(4.93)%	(2.76)%
S&P Developed ex-U.S. BMI Utilities Sector Index** (Reflects no deduction for fees, expenses or taxes)	(16.55)%	n/a	(2.95)%
WisdomTree International Utilities Sector/Global ex-U.S. Utilities Spliced Index*** (Reflects no deduction for fees, expenses or taxes)	(8.29)%	(4.98)%	(2.26)%
*	The Fund’s objective changed effective June 17, 2011. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree International Utilities Sector Index. After June 17, 2011, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Utilities Index.
**	The inception date of the S&P Developed ex-U.S. BMI Sector Index is April 1, 2008. Accordingly, “Since Inception” data for this index is as of April 1, 2008 rather than the inception date of the Fund.
***	Reflects performance of the WisdomTree International Utilities Sector Index through June 17, 2011 and the WisdomTree Global ex-U.S. Utilities Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

98	WisdomTree Trust Prospectus

WisdomTree Global ex-U.S. Real Estate Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Real Estate Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors will pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Global ex-U.S. Real Estate Index. The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Global ex-U.S. Real Estate Index is comprised of companies from developed and emerging markets outside of the United States that are classified as being part of the “Global Real Estate” sector. Companies are selected from the WisdomTree World ex-U.S. Index. Requirements for eligibility within the WisdomTree World ex-U.S. Index include: (i) incorporation within Europe, Japan, Australia, New Zealand, Hong Kong, Singapore or Canada; (ii) payment of at least $5 million in cash dividends paid on common shares in the annual cycle prior to the annual Index rebalance; (iii) market capitalization of at least $100 million as of the Index rebalance; (iv) average daily dollar volume of at least $100,000 for three months preceding the Index rebalance; and (v) trading of at least 250,000 shares for each of the six months preceding the Index rebalance.

Constituents will be among the following types of companies: real estate operating companies, real estate developing companies, or diversified REITs. The WisdomTree Global ex-U.S. Real Estate Index also includes companies that may be classified as Passive Foreign Investment Companies. Market capitalization must be greater than $1 billion and weighting is

WisdomTree Trust Prospectus	99

based on regular cash dividends paid. The maximum weight of any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define real estate companies. Real estate companies are comprised of companies in, among others, the diversified real estate activities, real estate development, real estate operating companies, retail REITs, diversified REITs, office REITs, and industrial REITs.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management, Inc. expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus titled “Additional Investment Objective, Strategy and Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities, fixed income securities, currencies, commodities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Financial Sector Risk. The Fund may invest a relatively large percentage of its assets in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

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Fiscal Policy Risk. Any repeal of or failure to extend the current U.S. federal tax treatment of qualified dividend income could make certain dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund.

■

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

100	WisdomTree Trust Prospectus

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Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in Hong Kong and Australia.

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Large-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Mid-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Real Estate Investing. The Fund invests primarily in the real estate sector, including investments in real estate investment trusts (“REITs”). REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. Investments in REITs subject the Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall market for real estate and REITs, such as declining property values or rising interest rates, could have a negative impact on the Fund’s performance.

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Small-Capitalization Investing. The Fund may invest a relatively large percentage of its assets in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the WisdomTree International Real Estate Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective June 17, 2011. Fund performance prior to June 17, 2011 reflects the investment objective and style of the Fund when it was the WisdomTree International Real Estate Fund, and tracked the performance of the WisdomTree International Real Estate Index.

The Fund’s year-to-date total return as of June 29, 2012 was 14.53%.

WisdomTree Trust Prospectus	101

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	36.89%	2Q/2009
Lowest Return	(27.99)%	4Q/2008

This table compares the Fund’s Shares’ average annual total returns to those of the Dow Jones Wilshire ex-U.S. Real Estate Securities Index and the WisdomTree Global ex-U.S. Real Estate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2011

WisdomTree Global ex-U.S. Real Estate Fund*	1 Year	Since Inception (6/5/2007)
Return Before Taxes Based on NAV	(13.60)%	(9.82)%
Return After Taxes on Distributions	(15.22)%	(12.01)%
Return After Taxes on Distributions and Sale of Fund Shares	(8.71)%	(9.20)%
Dow Jones Global ex-U.S. Select Real Estate Securities Index (Reflects no deduction for fees, expenses or taxes)	(14.09)%	(10.82)%
WisdomTree International Real Estate/Global ex-U.S. Real Estate Spliced Index** (Reflects no deduction for fees, expenses or taxes)	(13.29)%	(9.64)%
*	The Fund’s objective changed effective June 17, 2011. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree International Real Estate Index. After June 17, 2011, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Real Estate Index.
**	Reflects performance of the WisdomTree International Real Estate Index through June 17, 2011 and the WisdomTree Global ex-U.S. Real Estate Index thereafter.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been a portfolio manager of the Fund since February 2008.

Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been a portfolio manager of the Fund since February 2008.

Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been a portfolio manager of the Fund since February 2008.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

102	WisdomTree Trust Prospectus

Additional Information About the Funds

More Information About Benchmarks

Following is a description of each broad-based securities market index included in the table showing average annual total returns in the Summary section for each Fund, except the China Dividend ex-Financials Fund, which does not have performance information for a full calendar year.

■	The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe, Australasia and Japan.

■	The MSCI EAFE Value Index is comprised of value stocks in the MSCI EAFE Index.

■

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the US and Canada. The index is calculated using the same methodology as its corresponding MSCI EAFE Index in U.S. dollars, with the key difference being the currency in which the securities are quoted. The price used for each security in the local currency index is the local price, on the primary exchange on which a security is traded, with no conversion into U.S. dollars.

■

The MSCI EAFE Mid Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of mid-capitalization equities in the developed markets excluding the US & Canada.

■	The MSCI EAFE Small Cap Index is comprised of small cap stocks in the MSCI EAFE Index.

■	The MSCI Europe Small Cap Index is comprised of small cap stocks in the MSCI Europe Index.

■	The MSCI Europe Value Index is comprised of value stocks in the MSCI Europe Index.

■	The MSCI AC World Index is comprised of the world stock market indexes covered by MSCI.

■	The MSCI AC World ex USA Growth Index is comprised of growth stocks in the developed and emerging markets covered by MSCI excluding the U.S.

■	The MSCI Japan Index is a subset of the MSCI EAFE Index and is comprised of the Japanese equity market.

■

The MSCI Japan Local Currency Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan and uses the same methodology as its corresponding MSCI Japan Index. The price used for each security in the local currency index is the local price, on the primary exchange on which a security is traded, with no conversion into U.S. dollars.

■	The MSCI Japan Small Cap Index is comprised of small cap stocks in the MSCI Japan Index.

■	The MSCI Japan Value Index is comprised of Value stocks in the MSCI Japan Index.

■	The MSCI AC Asia Pacific ex-Japan Index is comprised of large- and mid-capitalization segments of emerging market and developed market countries in the Asia Pacific region, excluding Japan.

■	The MSCI Pacific ex-Japan Index is a subset of the MSCI EAFE Index and is comprised of stocks in Australia, Hong Kong, Singapore, and New Zealand.

■	The MSCI Pacific ex-Japan Value Index is comprised of Value stocks in the MSCI Pacific ex-Japan Index.

■	The MSCI Australia Index is comprised of large- and mid-capitalization segments of the Australia market.

■	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets’ equity performance.

■	The MSCI Emerging Markets SmallCap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small capitalization equities in the emerging markets.

■

The MSCI Arabian Markets ex-Saudi Arabia Index is a free float-adjusted market capitalization index that is designed to measure the performance of stocks in the Gulf Cooperation Council (GCC) countries and the neighboring region.

■	The MSCI India Index is a market cap-weighted index that is designed to measure the performance of the Indian equity market.

■	S&P Developed ex-U.S. BMI Materials Sector Index represents the non-U.S. materials sub-industry of developed countries included in the BMI Global Index.

WisdomTree Trust Prospectus	103

■	S&P Developed ex-U.S. BMI Energy Sector Index represents the non-U.S. energy sub-industry of developed countries included in the BMI Global Index.

■	S&P Developed ex-U.S. BMI Utilities Sector Index represents the non-U.S. utilities sub-industry of developed countries included in the BMI Global Index.

■	The S&P Global Natural Resources Index is comprised of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements.

■

Dow Jones Global ex-U.S. Select Real Estate Securities IndexSM is designed to provide measures of real estate securities that serve as proxies for direct real estate investing in the international markets and is weighted by float-adjusted market capitalization.

Additional Investment Objective, Strategy and Risk Information

Investment Objective. Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. Each Index consists of securities in the market suggested by its name that meet specific criteria developed by WisdomTree Investments, Inc. Since each Fund’s investment objective has been adopted as a non-fundamental investment policy, each Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies.

All Funds. Each Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name. Under normal circumstances, at least 95% of each Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of its underlying Index. Each Fund generally may invest up to 5% of its total assets in securities not included in its Index, but which the Fund believes will help it track its Index. For example, a Fund may invest in securities that are not components of its Index in order to reflect various corporate actions and other changes to its Index (such as reconstitutions, additions and deletions). Funds designated as “International” generally invest in developed markets outside the United States. Funds designated as “Global” generally invest in developed and emerging markets throughout the world, including the United States and other regions. WisdomTree Asset Management, Inc. expects that, over time, the correlation between each Fund’s performance and that of its Index, before fees and expenses, will be 95% or better.

All Funds (except Europe Hedged Equity Fund and Japan Hedged Equity Fund). Under normal circumstances, as long as a Fund invests at least 95% of its total assets in the securities of its Index, it also may invest its other assets in cash and cash equivalents, as well as in shares of other investment companies, futures contracts, options on futures contracts, options, and swaps.

Europe Hedged Equity Fund and Japan Hedged Equity Fund. Each Fund employs strategies to “hedge” against fluctuations in the relative value of non-U.S. currencies included in its underlying Index against the U.S. dollar. Each Fund also may invest its assets in cash and cash equivalents, as well as in shares of other investment companies, forward contracts, futures contracts, options on futures contracts, options, and swaps.

Indices. Each Index is “fundamentally weighted” and differs from most traditional indexes in that the proportion, or “weighting,” of the securities in each Index is based on a measure of fundamental value, such as dividends or earnings. Most traditional indexes and index funds weight their securities by looking simply at the market capitalization of such securities.

Each “Dividend Index” is weighted based on either the annual cash dividends paid by companies in the Index or the dividend yield of companies in the Index. This means that securities of companies that pay higher amounts of cash dividends or have higher dividend yields generally will be more heavily weighted in each Index and Fund. Only regular dividends (i.e., established or quarterly dividends as opposed to non-recurring or special dividends) are included in the determination of cash dividends or dividend yield.

The India Earnings Index weights companies based on earning in their fiscal year prior to the annual Index measurement date adjusted for a factor that takes into account shares available to foreign investors. “Earnings” for this Index are determined using a company’s reported net income.

The Europe Hedged Equity Index is designed to provide exposure to equity securities in Europe, while at the same time hedging exposure to fluctuations between the value of the U.S. dollar and the euro. The Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time hedging exposure to fluctuations of the Japanese yen relative to the U.S. dollar. For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar. The Europe Hedged Equity Index and the Japan Hedged Equity Index seek to track the performance of equity securities in these developed markets that is attributable solely to stock prices.

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Additional Risk Information About the Funds. This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summaries. Risk information may not be applicable to each Fund. Please consult the Fund Summaries sections to determine which risks are applicable to a particular Fund. Each of the factors below could have a negative impact on Fund performance and trading prices.

Capital Controls Risk

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions, may, without prior warning, lead to government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls may impact the ability of a Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of a Fund, and may cause a Fund to decline in value.

Cash Redemption Risk

When a Fund’s investment strategy requires it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds, it may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind (i.e., distribute securities as payment of redemption proceeds). As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Currency Exchange Rate Risk

Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investments and the value of your Fund shares. Because each Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in a Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning, and you may lose money.

Europe Hedged Equity Fund and Japan Hedged Equity Fund Only: Each of the Funds employs various strategies to minimize the impact of changes in the value of the euro and the Japanese yen, respectively, against the U.S. dollar. However, these strategies may not be successful. In addition, a Fund may not be fully hedged at all times in order to minimize transaction costs or for other reasons.

Derivatives Investment Risk

Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or currency exchange rate. Derivatives include forward currency contracts, futures contracts, currency swaps, interest rate swaps, total return swaps and credit linked notes. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. A currency futures contract is a contract to exchange one currency for another at a specified date in the future at an agreed upon exchange rate. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. A credit linked note is a type of structured note whose value is linked to an underlying reference asset or entity. Credit linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as market risk and issuer-specific risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a

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derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund may change quickly and without warning, and you may lose money.

Fiscal Policy Risk

Any repeal of or failure to extend the current federal tax treatment of qualified dividend income could make dividend-paying securities less appealing to investors and could have a negative impact on the performance of a Fund.

Foreign Securities Risk

Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are close. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments.

Geographic Investment Risk

To the extent that a Fund’s Index invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Commodity Country Risk

As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of such equity securities. Conversely, declines in the demand for, or price of, such commodities historically have contributed to declines in the economies of such countries and the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Emerging Markets Risk

Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency or payment of dividends and (viii) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of a Fund that invests in emerging market securities to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause a Fund to decline in value.

Investments in Asia and the Pacific Region

While certain economies in this region are exemplars of growth and development, others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports, and economic recessions. Each of these factors may impact the ability of a Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause Fund shares to decline in value.

Investments in Australia

The economy of Australia is heavily dependent on the economies of Asian countries and the demand for natural resources and agricultural products. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole.

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Investments in China

The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government places strict regulation on the yuan and Hong Kong dollar and manages the yuan and Hong Kong dollar so that they have historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the yuan and the Hong Kong dollar relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the yuan or the Hong Kong dollar will move in relation to the U.S. dollar as expected. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. In addition, the rapid growth rate of the Chinese economy over the past several years may not continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder, including violence and labor unrest. Adding to this risk, China’s authoritarian government has used force in the past to suppress civil dissent, and China’s foreign and domestic policies remain in conflict with those of Hong Kong as well as nationalist and religious groups in Xinjiang and Tibet. These and other factors could have a negative impact on the Chinese economy as a whole.

Investments in Europe

Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the European Union (EU). Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.

Investments in Hong Kong

Investing in companies organized or traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy. Other risks associated with investing in Hong Kong may include, but are not limited to: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy and other political risks. Additionally, any fluctuation or shortage in the commodity markets could have a negative impact on the Hong Kong economy, which has few natural resources.

Investments in India

Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in India and in surrounding or related countries and could have a negative impact on Funds that invest in India. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy.

Despite recent downturns, the Indian economy has experienced generally sustained growth during the last several years. There are no guarantees this will continue. While the Indian government has implemented economic structural reforms with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. Religious and border disputes persist in India. In addition, India has experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian

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government has confronted separatist movements in several Indian states. Investment and repatriation restrictions and tax laws in India may impact the ability of a Fund to track its index.

Investments in Japan

Economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole.

Investments in the Middle East

Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements. Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries.

Investments in Taiwan

The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerging economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan.

Investments in the United Kingdom

The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries. The economy of the United Kingdom may be impacted by changes to the economic health of other European countries.

Investment Risk

As with all investments, an investment in a Fund is subject to investment risk. Investors in a Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Style Risk

Each Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Funds do not attempt to outperform their Indexes or take defensive positions in declining markets. As a result, each Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause a Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Issuer-Specific Risk

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of a Fund.

Market Risk

The trading prices of equity securities, fixed income securities, currencies, commodities, and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. A Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Market Capitalization Risk

Small-Capitalization Investing

The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Mid-Capitalization Investing

The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Large-Capitalization Investing

The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Non-Correlation Risk

As with all index funds, the performance of a Fund and its Index may vary somewhat for a variety of reasons. For example, each Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, a Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index. A Fund may be subject to foreign ownership limitations and, as a result, may not be able to invest in certain securities to the same extent as its underlying Index. The use of sampling techniques may affect a Fund’s ability to achieve close correlation with its Index. A Fund using a Representative Sampling strategy generally can be expected to have a greater non-correlation risk.

Non-Diversification Risk

Although each Fund intends to invest in a variety of securities and instruments, each Fund will be considered to be non-diversified. This means that each Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on a Fund’s performance.

Sector Risk

Basic Materials Investing

The basic materials sector includes, for example, metals and mining, chemicals and forest product companies. This sector can be significantly affected by, among other things, swift fluctuations in supply and demand for basic materials, commodity price volatility, world economic growth, depletion of natural resources and energy conservation, technological progress, and government regulations, including international political and economic developments, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. As the demand for, or prices of, basic materials increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, basic materials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Consumer Discretionary Investing

The consumer discretionary sector consists of, for example, automobile, retail and media companies. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, worldwide demand, competition, consumers’ disposable income levels, propensity to spend and consumer preferences, social trends and marketing campaigns. Companies in the consumer discretionary sector have historically been characterized as relatively cyclical and therefore more volatile in times of change.

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Consumer Staples Investing

The consumer staples sector consists of, for example, companies whose primary lines of business are food, beverage and other household items. This sector can be affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global economic conditions. Unlike the consumer discretionary sector, companies in the consumer staples sector have historically been characterized as non-cyclical in nature and therefore less volatile in times of change.

Energy Investing

The energy sector can be significantly affected by, among other things: worldwide economic growth, worldwide demand, political instability in the Middle East, and volatile oil prices. As the demand for, or prices of, energy increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, energy generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Financial Sector Risk

The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. These factors and events have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.

Industrial Investing

The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Natural Resources Investing

The natural resources sector can be significantly affected by risks including, but not limited to, commodity price volatility, worldwide economic growth, depletion of natural resources, energy conservation, technological progress, international political and economic developments, environmental issues, and tax and other governmental regulatory policies. As the demand for, or prices of, natural resources increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Real Estate Investing

REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. Investments in REITs subject a Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall market for real estate and REITs, such as declining property values or rising interest rates, could have a negative impact on the real estate market and the value of REITs in general. As the demand for, or prices of, real estate increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Telecommunications Investing

The telecommunications industry is characterized by increasing competition and regulation by various regulatory authorities. Challenges facing companies in the telecommunications sector include distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, technological innovations that make existing products and services obsolete, and satisfying consumer demand.

Utilities Investing

The utilities sector is subject to a number of risks, including decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs. The utilities sector also is typically sensitive to changes in interest rates. Any of these events could cause the utilities sector to underperform other sectors or the market as a whole and, thus, adversely affect a Fund’s investment performance.

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Shares of the Funds May Trade at Prices Other Than NAV

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV intra-day when you buy shares of a Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market.

Portfolio Holdings Information

Information about each Fund’s daily portfolio holdings is available at www.wisdomtree.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (March 31) and its second fiscal quarter (September 30) in its reports to shareholders. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (June 30 and December 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s Statement of Additional Information (“SAI”).

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Management

Investment Adviser

As investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has overall responsibility for the general management and administration of the Trust and each of the Funds. WisdomTree Investments, Inc.* (“WisdomTree Investments”) is the parent company of the Adviser. The Adviser provides an investment program for each Fund. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Funds to operate.

For the fiscal year ended March 31, 2012, the Funds, other than the China Dividend ex-Financials Fund, paid advisory fees to the Adviser, as a percentage of average daily net assets, in the amounts listed below. With respect to the China Dividend ex-Financials Fund, the Adviser expects to receive fees from the Fund, as a percentage of average daily net assets, in the amount listed below.

Name of Fund	Management Fee
DEFA Fund	0.48%
DEFA Equity Income Fund	0.58%
Europe Hedged Equity Fund	0.48%[1]
International Dividend ex-Financials Fund	0.58%
International LargeCap Dividend Fund	0.48%
International MidCap Dividend Fund	0.58%
International SmallCap Dividend Fund	0.58%
Europe SmallCap Dividend Fund	0.58%
Global Equity Income Fund	0.58%
Japan Hedged Equity Fund	0.48%
Japan SmallCap Dividend Fund	0.58%
Global ex-U.S. Growth Fund	0.58%
Asia Pacific ex-Japan Fund	0.48%
Australia Dividend Fund	0.58%
China Dividend ex-Financials Fund	0.63%
Emerging Markets Equity Income Fund	0.63%
Emerging Markets SmallCap Dividend Fund	0.63%
Middle East Dividend Fund	0.68%[1]
India Earnings Fund	0.68%[1]
Commodity Country Equity Fund	0.58%
Global Natural Resources Fund	0.58%
Global ex-U.S. Utilities Fund	0.58%
Global ex-U.S. Real Estate Fund	0.58%

[1]

On June 29, 2012, shareholders of the Europe Hedged Equity Fund (formerly, International Hedged Equity Fund) and Middle East Dividend Fund approved new advisory fees of 0.58% and 0.88%, respectively. On August 8, 2012, shareholders of the India Earnings Fund approved a new advisory fee of 0.83%. Like the other WisdomTree Funds, under the new fee arrangement, the Adviser is responsible for paying all Fund expenses except for certain enumerated expenses, such as distribution fees and extraordinary expenses. Prior to the respective shareholder approval date, the advisory fee was 0.48% for the Europe Hedged Equity Fund and 0.68% for the Middle East Dividend Fund and the India Earnings Fund, but the advisory fee did not cover other Fund expenses, and total operating expenses were capped at 0.58%, 0.88% and 0.88%, respectively.

Under the Investment Advisory Agreement for each Fund, the Adviser agrees to pay all expenses of each Fund, except compensation and expenses of the Independent Trustees, counsel to the Independent Trustees and the Trust’s Chief Compliance Officer (“CCO”), interest expenses and taxes, brokerage expenses, and other expenses connected with the execution of portfolio transactions, any distribution fees or expenses, legal fees or expenses and extraordinary expenses. Pursuant to a separate contractual arrangement, the Adviser arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. The Adviser receives a fee of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

*	“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has patent applications pending on the methodology and operation of its Indexes and the Funds.

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The Adviser is a registered investment adviser with offices located at 380 Madison Avenue, 21st Floor, New York, NY 10017, and is a leader in ETF management.

The basis for the Board of Trustees’ approval of the Investment Advisory Agreements is available in the Trust’s Annual Report to Shareholders dated March 31, 2012, which covers the period from April 1, 2011 to March 31, 2012. The basis for the Board of Trustees’ approval of the Investment Advisory Agreement, with respect to the China Dividend ex-Financials Fund, will be available in the Trust’s Semi-Annual Report to Shareholders for the period ended September 30, 2012.

Sub-Advisers

Mellon Capital Management Corporation (“Mellon Capital”) is responsible for the day-to-day management of each Fund, except the China Dividend ex-Financials Fund. Mellon Capital, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 50 Fremont Street, San Francisco, CA 94105. As of June 29, 2012, Mellon Capital had assets under management totaling approximately $240 billion. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. Mellon Capital chooses the portfolio investments of each Fund, except the China Dividend ex-Financials Fund, and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Mellon Capital for providing sub-advisory services to each of the Funds, except China Dividend ex-Financials Fund.

Old Mutual Global Index Trackers (Proprietary) Limited (the “Old Mutual”) is responsible for the day-to-day management of the China Dividend ex-Financials Fund. Old Mutual, a member of the Old Mutual Group, is an emerging market based registered investment adviser that manages passive global strategies for clients in the United States, Europe and Africa. Its principal office is located at 3rd Floor, Umnotho Building, Mutual Square, 93 Grayston Drive, Sandton, Johannesburg, South Africa 2196. As of July 31, 2012, Old Mutual had assets under management totaling approximately $5.9 billion. Old Mutual chooses the China Dividend ex-Financials Fund’s portfolio investments and places orders to buy and sell the portfolio investments.

The basis for the Board of Trustees’ approval of the Investment Sub-Advisory Agreements between the Adviser and Mellon Capital is available in the Trust’s Annual Report to Shareholders dated March 31, 2012. The basis for the Board of Trustees’ approval of the Investment Sub-Advisory Agreement between the Adviser and Old Mutual, with respect to the China Dividend ex-Financials Fund, will be available in the Trust’s Semi-Annual Report to Shareholders for the period ended September 30, 2012.

WisdomTree Asset Management, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day activities of the Funds. The sub-advisers are subject to oversight by WisdomTree Asset Management. WisdomTree Asset Management and the Trust have obtained an exemptive order from the SEC that permits WisdomTree Asset Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for each of the Funds without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Asset Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

Portfolio Managers

Each Fund, except for the China Dividend ex-Financials Fund, is managed by Mellon Capital’s Equity Index Strategies Portfolio management team. The individual members of the team responsible for the day-to-day management of these Funds’ portfolios are described below.

Ms. Karen Q. Wong, CFA, a Managing Director, Equity Index Strategies, has been with Mellon Capital since June 2000. Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds. She is also responsible for the refinement and implementation of the equity portfolio management process. She graduated with a B.A. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown, CFA, a Director, Equity Portfolio Management, has been with Mellon Capital since August 1995. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. He is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Brown obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante, CFA, a Director, Senior Portfolio Manager, Equity, has been with Mellon Capital since January 2000. Mr. Durante heads a team of portfolio managers covering domestic and international indexed portfolios. He is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Durante graduated with a B.A. from Fairfield University.

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Old Mutual utilizes a team of investment professionals acting together to manage the assets of the China Dividend ex-Financials Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the China Dividend ex-Financials Fund’s portfolio as it deems appropriate in the pursuit of the China Dividend ex-Financials Fund’s investment objective. The individual members of the team who are primarily responsible for the day-to-day management of the China Dividend ex-Financials Fund’s portfolio are listed below.

Mr. Kingsley Williams is a Deputy Chief Investment Officer and is responsible for the investment oversight of Old Mutual. Mr. Williams has been with Old Mutual for four years. He received his M.B.A. from Wits Business School, Johannesburg and has 12 years of investment experience.

Mr. Anver Dollie is a Deputy Chief Investment Officer and is responsible for portfolio implementation and operations of Old Mutual. Mr. Dollie has been with Old Mutual for seven years. He has 15 years of investment experience.

Ms. Nonhlanhla Dube is a portfolio manager for Old Mutual. Ms. Dube has been with Old Mutual for six years. She received her undergraduate degree from the University of Johannesburg. Ms. Dube has six years of investment experience.

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds for which they are portfolio managers.

Legal Proceedings

On December 1, 2011, Research Affiliates, LLC filed a complaint in the United States District Court for the Central District of California, naming the Trust, WisdomTree Asset Management, and its affiliates, along with other parties, as defendants. The complaint alleges that the fundamentally weighted investment methodology developed by WisdomTree Investments and employed by the Trust infringes three of plaintiff’s patents. The complaint seeks both unspecified monetary damages to be determined and an injunction to prevent further infringement. The Trust filed its answer to the complaint on January 17, 2012. The Trust believes it has strong defenses to this lawsuit based on its belief that (i) the Trust’s Funds do not practice the indexing methods as claimed in the asserted patents because, for example, the factors used to select Fund assets include market capitalization and the price of the assets, and thus fall outside the scope of the asserted patents, which generally provide that selection of the assets to be used for creation of the index must be based upon factors that are sufficiently independent of market capitalization; and (ii) the patents should be declared invalid because, among other reasons, there is ample evidence that the concept of fundamentals based indexing was widely known and in commercial use by asset managers and index providers well before the patent applications at issue were filed by plaintiff. For example, in support of the defenses that the asserted patents are invalid, the Trust intends to present evidence that as far back as the early 1990s, Robert Jones at Goldman Sachs managed an earnings weighted index fund. As another example, the Trust intends to present evidence that Dow Jones launched a dividend weighted stock index in 2003. These examples support the Trust’s view that the asserted patents are invalid at least because earlier publications and activities of investment professionals anticipated or made obvious plaintiff’s alleged inventions.

While at this early stage of the proceedings it is not possible to determine the probability of any outcome or the probability or amount of any loss, the Trust is confident in the merits of its position. Nevertheless, an adverse resolution could have a negative impact on the Trust and the Funds. For example, in the event of an unfavorable outcome the Trust may be required to pay ongoing license fees if WisdomTree Investments cannot change its indexes in a manner that does not infringe on the patents. This could increase the Funds’ expense ratios and have a negative impact on Fund performance. WisdomTree Asset Management and WisdomTree Investments have contractually agreed to indemnify the Trust and pay any losses, claims and damages (including legal fees) incurred by the Trust or a Fund in connection with the complaint. The Trust intends to vigorously defend against plaintiff’s claims.

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Additional Information on Buying and Selling Shares

Most investors will buy and sell shares of the Funds through brokers. Shares of the Funds trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker most investors will incur customary brokerage commissions and charges. Shares of the Funds trade under the trading symbols listed on the cover of this Prospectus.

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of each Fund is disseminated every fifteen seconds throughout the trading day by the Listing Exchange or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Funds and/or amortized cost for securities with remaining maturities of 60 days or less. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

The NAV of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions

The Funds intend to pay out dividends on a quarterly basis. Nonetheless, a Fund may not make a dividend payment every quarter. Each Fund intends to distribute its net realized capital gains, if any, annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

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Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

The Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Funds are ETFs, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly with the Funds. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, each Fund accommodates frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. Each Fund reserves the right to reject any purchase order at any time. Each Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the WisdomTree Trust, including that such investment companies enter into an agreement with the Funds.

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company. If it meets certain minimum distribution requirements, a regulated investment company is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	A Fund makes distributions,

■	You sell shares, and

■	You purchase or redeem Creation Units (for institutional investors only).

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced – in general, to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. Distributions of short-term capital gain will be taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxed to individuals at rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and the Fund level.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

116	WisdomTree Trust Prospectus

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).

Dividends, interest and gains received by a Fund with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries, which may reduce amounts available for distribution to you and returns to you from a Fund. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes. Because more than 50% of the total assets of each of the Funds consist of foreign stocks or securities, the Funds intend to “pass through” to you certain foreign income taxes (including withholding taxes) paid by those Funds. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction or a credit in calculating your federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, dividends (other than Capital Gain Dividends) paid to you by the Funds will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

The Funds (or financial intermediaries, such as brokers, through which a shareholder owns Fund shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes on Sales of Fund Shares

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any cash paid for the Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities and the amount of cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units should consult a tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year, and as short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Taxes on the WisdomTree India Earnings Fund

The WisdomTree India Earnings Fund (the “Fund”) invests in the WisdomTree India Investment Portfolio, Inc. (the “Portfolio”), a wholly-owned subsidiary organized in the Republic of Mauritius, which invests in Indian securities. The Portfolio is also advised by WisdomTree Asset Management and sub-advised by Mellon Capital. Taxation of the income earned by the Portfolio shall be as per the provisions of the tax treaty (“Treaty”) between India and Mauritius, in conjunction with the Indian Income Tax Act, 1961. The Supreme Court of India upheld the validity of this tax treaty in response to a lower court challenge contesting the Treaty’s applicability to entities such as the Fund. No assurance can be given that the terms of the Treaty will not be subject to re-negotiation in the future or subject to a different interpretation. Any change in the provision of this Treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by tax authorities in India. This would reduce the return to the Fund on its investments and the return received by Fund shareholders. On March 16, 2012, the Indian Finance Minister proposed certain anti-avoidance rules by introducing a new Chapter X-A to the Indian Income Tax Act, 1961 which would include certain General Anti- Avoidance Rules (GAAR).

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As currently proposed, GAAR will apply to cases of “impermissible avoidance arrangements” where the main purpose, or one of the main purposes, of entering into such an arrangement is purely to obtain a tax benefit and where such arrangement satisfies one of a list of described abusive transactions. If an “impermissible avoidance arrangement” is found, then the arrangement may be disregarded, recharacterized or ignored for India tax purposes. It is currently unclear whether the proposed GAAR rules will be enacted, and if so, whether such rules will have an adverse effect on the Fund’s ability to benefit from the provisions of the Treaty and whether such adverse effect will be prospective or retroactive in its application. As a result, no assurances can be given that the terms of the Treaty will not be subject to re-negotiation in the future or subject to an adverse interpretation under the proposed GAAR. Any change in the provision of this Treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by tax authorities in India. This would reduce the return to the Fund on its investments and the return received by Fund shareholders.

Another proposal may have the effect of taxing the transfer of an asset, such as a share or interest in an offshore company or entity, if such share or interest derives, directly or indirectly, its value substantially from the assets located in India.

Thus, the proposed changes could apply Indian income tax to transactions by the Fund in shares of the Portfolio or in the Fund’s shares. Presently, it is unclear whether they will be enacted as proposed or if enacted, how extensively they will be applied by Indian tax authorities.

Distribution

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Premium/Discount Information

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.wisdomtree.com.

Additional Notices

Shares of the Trust are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Index or the ability of any Index identified herein to track stock market performance. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing, or trading of the shares of the Fund.

The Listing Exchange does not guarantee the accuracy and/or the completeness of any Index or any data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the WisdomTree Trust on behalf of its Funds, owners of the shares, or any other person or entity from the use of the subject Indexes or any data included therein. The Listing Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Index or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree Investments, WisdomTree Asset Management and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general stock market performance. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the Indexes. WisdomTree Investments is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. The Funds, WisdomTree Investments and WisdomTree Asset Management do not guarantee the accuracy, completeness, or performance of any Index or the data included therein and shall have no liability in connection with any Index or Index calculation. WisdomTree Investments has contracted with Standard & Poor’s (“S&P”) to maintain and calculate certain Indexes used by the Funds. S&P shall have no liability for any errors or omissions in calculating any Index.

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Financial Highlights

The financial highlights table is intended to help you understand each Fund’s (except the China Dividend ex-Financials Fund) financial performance since inception. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

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Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree DEFA Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$49.51	$46.13	$32.00	$63.02	$64.15
Investment operations:
Net investment income[1]	1.90	1.58	2.00	1.89	1.70
Net realized and unrealized gain (loss)	(4.99)	3.39	14.24	(31.04)	(1.92)
Total from investment operations	(3.09)	4.97	16.24	(29.15)	(0.22)
Dividends and distributions to shareholders:
Net investment income	(1.89)	(1.59)	(2.11)	(1.87)	(0.91)
Capital gains	—	—	—	—	(0.00)[2]
Total dividends and distributions to shareholders	(1.89)	(1.59)	(2.11)	(1.87)	(0.91)
Net asset value, end of year	$44.53	$49.51	$46.13	$32.00	$63.02

TOTAL RETURN[3]	(6.18)%	11.33%	51.43%	(46.61)%	(0.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$385,202	$457,997	$435,906	$302,385	$425,386
Ratio to average net assets[4] of:
Expenses, net of expense reimbursements/waivers	0.48%	0.48%	0.19%*	0.48%	0.48%
Expenses, prior to expense reimbursements/waivers	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	4.22%	3.50%	4.63%	4.01%	2.54%
Portfolio turnover rate[5]	27%	30%	97%	30%	10%

WisdomTree DEFA Equity Income Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$43.82	$41.85	$28.43	$60.10	$63.62
Investment operations:
Net investment income[1]	1.90	1.75	1.56	2.45	2.20
Net realized and unrealized gain (loss)	(5.17)	2.01	13.44	(31.09)	(3.78)
Total from investment operations	(3.27)	3.76	15.00	(28.64)	(1.58)
Dividends to shareholders:
Net investment income	(1.91)	(1.79)	(1.58)	(3.03)	(1.94)
Net asset value, end of year	$38.64	$43.82	$41.85	$28.43	$60.10

TOTAL RETURN[3]	(7.45)%	9.74%	53.57%	(48.27)%	(2.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$175,809	$131,454	$142,297	$88,123	$240,408
Ratio to average net assets[4] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	4.84%	4.39%	3.91%	5.27%	3.32%
Portfolio turnover rate[5]	32%	34%	36%	40%	16%

*	Reflects the Fund’s advisory fees, after waiver, and the fees and expenses of the underlying funds that were paid indirectly by the Fund during the period when the Fund operated as a “fund of funds.”

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[5]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

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Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

Wisdom Tree Europe Hedged Equity Fund (formerly, WisdomTree International Hedged Equity Fund)			For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period December 31, 2009* through March 31, 2010
Net asset value, beginning of period			$47.61	$47.72	$46.92
Investment operations:
Net investment income[1]			1.73	1.43	0.29
Net realized and unrealized gain (loss)			(3.84)	(0.02)	0.64
Total from investment operations			(2.11)	1.41	0.93
Dividends and distributions to shareholders:
Net investment income			(1.57)	(1.52)	(0.13)
Capital gains			—	—	0.00	[2]
Total dividends and distributions to shareholders			(1.57)	(1.52)	(0.13)
Net asset value, end of period			$43.93	$47.61	$47.72

TOTAL RETURN[3]			(4.41)%	3.27%	1.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)			$21,963	$21,425	$9,545
Ratios to average net assets[5] of:
Expenses, net of expense reimbursements/waivers			0.58%	0.58%	0.47	%**[4]
Expenses, prior to expense reimbursements/waivers			1.25%	1.65%	0.58%[4]
Net investment income			3.99%	3.11%	2.53%[4]
Portfolio turnover rate[6]			42%	38%	79%

WisdomTree International Dividend ex-Financials Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010[7]	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$46.85	$42.69	$28.46	$64.01	$66.37
Investment operations:
Net investment income[1]	1.74	1.83	1.50	2.93	2.29
Net realized and unrealized gain (loss)	(5.11)	4.21	14.24	(34.43)	(2.86)
Total from investment operations	(3.37)	6.04	15.74	(31.50)	(0.57)
Dividends to shareholders:
Net investment income	(1.84)	(1.88)	(1.51)	(4.05)	(1.79)
Net asset value, end of year	$41.64	$46.85	$42.69	$28.46	$64.01

TOTAL RETURN[3]	(7.24)%	14.93%	56.27%	(49.95)%	1.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$355,992	$149,929	$164,338	$105,305	$390,485
Ratios to average net assets[5] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	4.20%	4.30%	3.81%	5.90%	3.28%
Portfolio turnover rate[6]	28%	52%	69%	55%	24%

*	Commencement of investment operations.

**	Reflects the Fund’s advisory fees, after waiver, and the fees and expenses of the underlying funds that were paid indirectly by the Fund during the period when the Fund operated as a “fund of funds”.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[4]	Annualized.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

[7]

This information reflects the investment objective and strategy of the WisdomTree International Dividend Top 100 Fund through May 8, 2009 and the investment objective and strategy of the WisdomTree International Dividend ex-Financials Fund thereafter.

WisdomTree Trust Prospectus	121

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International LargeCap Dividend Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$47.68	$45.34	$31.57	$61.86	$62.55
Investment operations:
Net investment income[1]	1.86	1.56	1.50	2.11	1.80
Net realized and unrealized gain (loss)	(4.75)	2.37	13.91	(29.98)	(1.11)
Total from investment operations	(2.89)	3.93	15.41	(27.87)	0.69
Dividends to shareholders:
Net investment income	(1.90)	(1.59)	(1.64)	(2.42)	(1.38)
Net asset value, end of year	$42.89	$47.68	$45.34	$31.57	$61.86

TOTAL RETURN[2]	(6.02)%	9.21%	49.56%	(45.57)%	0.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$167,253	$164,489	$149,624	$78,928	$154,658
Ratio to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses, prior to expense reimbursements/waivers	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	4.34%	3.56%	3.54%	4.38%	2.69%
Portfolio turnover rate[4]	23%	22%	26%	30%	15%

WisdomTree International MidCap Dividend Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$53.80	$48.69	$31.55	$62.60	$67.56
Investment operations:
Net investment income[1]	1.79	1.53	1.26	1.82	1.92
Net realized and unrealized gain (loss)	(5.69)	5.19	17.27	(30.64)	(4.95)
Total from investment operations	(3.90)	6.72	18.53	(28.82)	(3.03)
Dividends and distributions to shareholders:
Net investment income	(1.80)	(1.61)	(1.39)	(2.23)	(1.81)
Capital gains	—	—	—	—	(0.12)
Total dividends and distributions to shareholders	(1.80)	(1.61)	(1.39)	(2.23)	(1.93)
Net asset value, end of year	$48.10	$53.80	$48.69	$31.55	$62.60

TOTAL RETURN[2]	(7.21)%	14.38%	59.59%	(46.43)%	(4.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$105,823	$156,006	$146,069	$88,334	$219,104
Ratios to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	3.69%	3.14%	2.88%	3.80%	2.76%
Portfolio turnover rate[4]	47%	40%	49%	32%	18%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[4]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

122	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International SmallCap Dividend Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$53.15	$46.98	$29.08	$61.11	$67.80
Investment operations:
Net investment income[1]	1.77	1.43	1.20	1.91	1.86
Net realized and unrealized gain (loss)	(3.66)	6.14	17.91	(31.83)	(7.08)
Total from investment operations	(1.89)	7.57	19.11	(29.92)	(5.22)
Dividends and distributions to shareholders:
Net investment income	(1.93)	(1.40)	(1.21)	(2.11)	(1.41)
Capital gains	—	—	—	—	(0.06)
Total dividends and distributions to shareholders	(1.93)	(1.40)	(1.21)	(2.11)	(1.47)
Net asset value, end of year	$49.33	$53.15	$46.98	$29.08	$61.11

TOTAL RETURN[2]	(3.41)%	16.64%	66.50%	(49.23)%	(7.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$424,264	$475,703	$429,870	$244,307	$482,761
Ratios to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	3.65%	2.99%	2.87%	4.31%	2.71%
Portfolio turnover rate[4]	52%	55%	63%	43%	17%

WisdomTree Europe SmallCap Dividend Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$44.44	$37.62	$22.44	$58.47	$70.15
Investment operations:
Net investment income[1]	1.44	1.09	0.99	2.50	2.32
Net realized and unrealized gain (loss)	(5.74)	6.85	15.37	(35.53)	(9.78)
Total from investment operations	(4.30)	7.94	16.36	(33.03)	(7.46)
Dividends to shareholders:
Net investment income	(1.92)	(1.12)	(1.18)	(3.00)	(4.22)
Net asset value, end of year	$38.22	$44.44	$37.62	$22.44	$58.47

TOTAL RETURN[2]	(9.80)%	21.86%	74.18%	(56.75)%	(10.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$28,668	$28,889	$30,095	$13,467	$46,778
Ratio to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	3.79%	2.81%	2.92%	6.03%	3.33%
Portfolio turnover rate[4]	58%	60%	55%	63%	22%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[4]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

WisdomTree Trust Prospectus	123

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global Equity Income Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010[1]	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$44.66	$40.99	$26.84	$58.90	$63.15
Investment operations:
Net investment income[2]	1.86	1.52	2.07	2.32	2.16
Net realized and unrealized gain (loss)	(3.14)	3.63	14.28	(31.66)	(4.38)
Total from investment operations	(1.28)	5.15	16.35	(29.34)	(2.22)
Dividends and distributions to shareholders:
Net investment income	(1.88)	(1.48)	(2.20)	(2.72)	(2.03)
Capital gains	—	—	—	—	(0.00)[3]
Total dividends and distributions to shareholders	(1.88)	(1.48)	(2.20)	(2.72)	(2.03)
Net asset value, end of year	$41.50	$44.66	$40.99	$26.84	$58.90

TOTAL RETURN[4]	(2.70)%	13.12%	62.13%	(50.56)%	(3.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$91,304	$78,147	$43,042	$18,787	$47,122
Ratio to average net assets[5] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.26%*	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	4.53%	3.74%	5.49%	5.16%	3.32%
Portfolio turnover rate[6]	25%	35%	94%	47%	21%

WisdomTree Japan Hedged Equity Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$36.94	$42.12	$32.02	$48.34	$57.00
Investment operations:
Net investment income[2]	0.81	1.79	0.73	0.57	0.64
Net realized and unrealized gain (loss)	(0.34)	(6.52)	9.89	(16.09)	(8.82)
Total from investment operations	0.47	(4.73)	10.62	(15.52)	(8.18)
Dividends to shareholders:
Net investment income	(0.75)	(0.45)	(0.52)	(0.80)	(0.48)
Net asset value, end of year	$36.66	$36.94	$42.12	$32.02	$48.34

TOTAL RETURN[4]	1.46%	(11.25)%	33.33%	(32.36)%	(14.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$606,707	$494,981	$54,751	$19,212	$29,004
Ratio to average net assets[5] of:
Expenses, net of expense reimbursements/waivers	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses, prior to expense reimbursements/waivers	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.41%	5.40%	1.72%	1.38%	1.17%
Portfolio turnover rate[6]	41%	28%	13%	11%	1%

*	Reflects the Fund’s advisory fees, after waiver, and the fees and expenses of the underlying funds that were paid indirectly by the Fund during the period when the Fund operated as a “fund of funds.”

[1]

This information reflects the investment objective and strategy of the WisdomTree Europe Equity Income Fund through June 19, 2009 and the investment objective and strategy of the WisdomTree Global Equity Income Fund thereafter.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

124	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan SmallCap Dividend Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$43.25	$41.54	$31.47	$44.29	$52.33
Investment operations:
Net investment income[1]	0.68	0.99	0.79	0.64	0.69
Net realized and unrealized gain (loss)	2.42	1.47	9.96	(12.97)	(8.12)
Total from investment operations	3.10	2.46	10.75	(12.33)	(7.43)
Dividends to shareholders:
Net investment income	(0.90)	(0.75)	(0.68)	(0.49)	(0.61)
Net asset value, end of year	$45.45	$43.25	$41.54	$31.47	$44.29

TOTAL RETURN[2]	7.36%	6.02%	34.37%	(27.98)%	(14.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$193,172	$235,685	$157,850	$66,078	$75,300
Ratio to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	1.58%	2.51%	2.09%	1.68%	1.44%
Portfolio turnover rate[4]	36%	39%	45%	16%	3%

WisdomTree Global ex-U.S. Growth Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010[5]	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$54.94	$49.61	$35.41	$49.59	$59.42
Investment operations:
Net investment income[1]	1.39	1.41	1.11	0.75	0.65
Net realized and unrealized gain (loss)	(4.32)	5.22	14.94	(13.89)	(9.50)
Total from investment operations	(2.93)	6.63	16.05	(13.14)	(8.85)
Dividends to shareholders:
Net investment income	(1.31)	(1.30)	(1.85)	(1.04)	(0.98)
Net asset value, end of year	$50.70	$54.94	$49.61	$35.41	$49.59

TOTAL RETURN[2]	(5.20)%	13.67%	46.04%	(26.84)%	(14.96)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$55,774	$49,446	$24,805	$21,245	$29,754
Ratio to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.58%[6]	0.57%[6]	0.58%[6]	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	2.73%	2.80%	2.54%	1.70%	1.18%
Portfolio turnover rate[4]	28%	68%	121%	47%	1%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[4]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

[5]

This information reflects the investment objective and strategy of the WisdomTree World ex-U.S. Growth Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Global ex-U.S. Growth Fund thereafter.

[6]

Reflects the Fund’s advisory fees, after waiver, and the fees and expenses of the WisdomTree India Earnings Fund that were paid indirectly by the Fund. The Fund invests a portion of its assets in the WisdomTree India Earnings Fund in order to achieve exposure to securities in India.

WisdomTree Trust Prospectus	125

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia-Pacific ex-Japan Fund	For the Year Ended March 31, 2012[5]	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$67.99	$61.40	$37.09	$73.00	$67.57
Investment operations:
Net investment income[1]	2.14	2.51	1.79	2.86	2.69
Net realized and unrealized gain (loss)	(3.85)	6.59	24.23	(34.08)	4.61
Total from investment operations	(1.71)	9.10	26.02	(31.22)	7.30
Dividends to shareholders:
Net investment income	(2.23)	(2.51)	(1.71)	(4.69)	(1.87)
Net asset value, end of year	$64.05	$67.99	$61.40	$37.09	$73.00

TOTAL RETURN[2]	(2.22)%	15.33%	70.97%	(42.77)%	(10.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$89,672	$88,388	$89,033	$37,086	$146,008
Ratio to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses, prior to expense reimbursements/waivers	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	3.42%	4.05%	3.11%	4.76%	3.42%
Portfolio turnover rate[4]	60%	27%	18%	31%	12%

WisdomTree Australia Dividend Fund	For the Year Ended March 31, 2012[6]	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$61.64	$57.24	$30.80	$63.30	$67.08
Investment operations:
Net investment income[1]	2.87	2.99	2.23	3.00	3.24
Net realized and unrealized gain (loss)	(5.48)	4.62	26.27	(31.22)	(3.40)
Total from investment operations	(2.61)	7.61	28.50	(28.22)	(0.16)
Dividends and distributions to shareholders:
Net investment income	(3.16)	(3.21)	(2.06)	(4.28)	(3.48)
Capitals gains	—	—	—	—	(0.14)
Total dividends and distributions to shareholders	(3.16)	(3.21)	(2.06)	(4.28)	(3.62)
Net asset value, end of year	$55.87	$61.64	$57.24	$30.80	$63.30

TOTAL RETURN[2]	(3.86)%	14.03%	93.79%	(44.42)%	(0.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$61,456	$80,137	$117,339	$21,559	$56,966
Ratio to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	5.18%	5.42%	4.25%	6.25%	4.42%
Portfolio turnover rate[4]	68%	46%	25%	55%	16%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[4]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

[5]

This information reflects the investment objective and strategy of the WisdomTree Pacific ex-Japan Total Dividend Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Asia Pacific ex-Japan Fund thereafter.

[6]

This information reflects the investment objective and strategy of the WisdomTree Pacific ex-Japan Equity Income Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Australia Dividend Fund thereafter.

126	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Equity Income Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Period July 13, 2007* through March 31, 2008
Net asset value, beginning of period	$60.51	$52.02	$31.11	$51.82	$50.68
Investment operations:
Net investment income[1]	2.25	1.89	1.48	2.01	1.12
Net realized and unrealized gain (loss)	(3.11)	8.55	21.00	(20.76)	0.51
Total from investment operations	(0.86)	10.44	22.48	(18.75)	1.63
Dividends to shareholders:
Net investment income	(2.31)	(1.95)	(1.57)	(1.96)	(0.49)
Net asset value, end of period	$57.34	$60.51	$52.02	$31.11	$51.82

TOTAL RETURN[2]	(1.03)%	20.75%	73.33%	(36.21)%	3.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,640,891	$1,325,257	$540,990	$177,355	$165,813
Ratios to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.63%	0.63%	0.63%	0.63%	0.63%[5]
Expenses, prior of expense reimbursements/waivers	0.63%	0.63%	0.63%	0.63%	0.63%[5]
Net investment income	4.12%	3.47%	3.26%	4.96%	3.18%[5]
Portfolio turnover rate[4]	37%	33%	44%	67%	3%

WisdomTree Emerging Markets SmallCap Dividend Fund	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Period October 30, 2007* through March 31, 2008
Net asset value, beginning of period	$53.30	$44.51	$24.62	$43.95	$51.50
Investment operations:
Net investment income[1]	1.47	1.32	1.02	1.56	0.37
Net realized and unrealized gain (loss)	(5.31)	8.86	20.00	(19.57)	(7.87)
Total from investment operations	(3.84)	10.18	21.02	(18.01)	(7.50)
Dividends to shareholders:
Net investment income	(1.66)	(1.39)	(1.13)	(1.32)	(0.05)
Net asset value, end of period	$47.80	$53.30	$44.51	$24.62	$43.95

TOTAL RETURN[2]	(6.88)%	23.38%	86.26%	(40.81)%	(14.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,022,868	$927,463	$342,754	$51,706	$52,742
Ratios to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.63%[6]	0.63%[6]	0.63%[6]	0.63%	0.63%[5]
Expenses, prior to expense reimbursements/waivers	0.63%	0.63%	0.63%	0.63%	0.63%[5]
Net investment income	3.13%	2.68%	2.59%	4.98%	1.99%[5]
Portfolio turnover rate[4]	53%	35%	38%	64%	6%

*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed by the investment adviser.

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[4]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

[5]	Annualized.

[6]

Reflects the Fund’s advisory fees, after waiver, and the fees and expenses of the WisdomTree India Earnings Fund that were paid indirectly by the Fund. The Fund invests a portion of its assets in the WisdomTree India Earnings Fund in order to achieve exposure to securities in India.

WisdomTree Trust Prospectus	127

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Middle East Dividend Fund		For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Period July 16, 2008* through March 31, 2009
Net asset value, beginning of period		$16.31	$15.64	$12.13	$24.59
Investment operations:
Net investment income[1]		0.83	0.68	0.53	0.32
Net realized and unrealized gain (loss)		(0.61)	0.49	3.68	(12.78)
Total from investment operations		0.22	1.17	4.21	(12.46)
Dividends to shareholders:
Net investment income		(0.93)	(0.50)	(0.70)	—
Net asset value, end of period		$15.60	$16.31	$15.64	$12.13

TOTAL RETURN[2]		1.35%	7.95%	35.25%	(50.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)		$14,038	$19,571	$12,515	$7,279
Ratios to average net assets[5] of:
Expenses, net of expense reimbursements/waivers		0.88%	0.88%	0.88%	0.88%[3]
Expenses, prior to expense reimbursements/waivers		1.83%	2.17%	1.30%	1.49%[3]
Net investment income		5.31%	4.33%	3.63%	2.86%[3]
Portfolio turnover rate[6]		37%	50%	96%	26%

WisdomTree India Earnings Fund (consolidated)	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Period February 22, 2008* through March 31, 2008
Net asset value, beginning of period	$24.87	$23.25	$10.99	$22.57	$24.94
Investment operations:
Net investment income[1]	0.19	0.09	0.04	0.12	(0.01)
Net realized and unrealized gain (loss)	(5.65)	1.67	12.27	(11.60)	(2.36)
Total from investment operations	(5.46)	1.76	12.31	(11.48)	(2.37)
Dividends to shareholders:
Net investment income	(0.17)	(0.14)	(0.05)	(0.10)	—
Net asset value, end of period	$19.24	$24.87	$23.25	$10.99	$22.57

TOTAL RETURN[2]	(21.96)%	7.59%	112.11%	(50.89)%	(9.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$916,024	$1,487,089	$841,533	$169,195	$162,540
Ratios to average net assets[6] of:
Expenses, net of expense reimbursements	0.76%[4]	0.88%	0.88%	0.88%	0.88%[3]
Expenses, prior to expense reimbursements	0.82%	0.88%	0.88%	0.92%	2.10%[3]
Net investment income (loss)	0.91%	0.36%	0.19%	0.77%	(0.41)%[3]
Portfolio turnover rate[6]	32%	38%	33%	42%	0%

*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[3]	Annualized.

[4]	During the period, the Fund was reimbursed for certain expenses that occurred during the previous fiscal year.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

128	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Commodity Country Equity Fund	For the Year Ended March 31, 2012[4]	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$33.21	$28.90	$16.04	$35.96	$32.03
Investment operations:
Net investment income[1]	1.09	0.53	0.47	0.65	0.61
Net realized and unrealized gain (loss)	(1.76)	4.33	12.80	(19.29)	3.58
Total from investment operations	(0.67)	4.86	13.27	(18.64)	4.19
Dividends and distributions to shareholders:
Net investment income	(1.10)	(0.55)	(0.41)	(1.28)	(0.26)
Capital gains	—	—	—	—	0.00 [2]
Total dividends and distributions to shareholders	(1.10)	(0.55)	(0.41)	(1.28)	(0.26)
Net asset value, end of year	$31.44	$33.21	$28.90	$16.04	$35.96

TOTAL RETURN[3]	(1.77)%	17.31%	83.44%	(52.10)%	13.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$31,439	$43,172	$49,137	$22,460	$93,507
Ratios to average net assets[5] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	3.52%	1.86%	1.91%	2.21%	1.62%
Portfolio turnover rate[6]	116%	35%	25%	53%	11%

WisdomTree Global Natural Resources Fund	For the Year Ended March 31, 2012[7]	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$29.86	$24.63	$18.61	$31.98	$28.55
Investment operations:
Net investment income[1]	0.93	0.72	0.80	1.01	0.79
Net realized and unrealized gain (loss)	(4.74)	5.19	6.07	(12.84)	3.18
Total from investment operations	(3.81)	5.91	6.87	(11.83)	3.97
Dividends and distributions to shareholders:
Net investment income	(0.89)	(0.68)	(0.85)	(1.54)	(0.53)
Capital gains	—	—	—	—	(0.01)
Total dividends and distributions to shareholders	(0.89)	(0.68)	(0.85)	(1.54)	(0.54)
Net asset value, end of year	$25.16	$29.86	$24.63	$18.61	$31.98

TOTAL RETURN[3]	(12.70)%	24.74%	37.29%	(37.05)%	13.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$31,452	$49,273	$45,569	$22,332	$57,562
Ratios to average net assets[5] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	3.54%	2.90%	3.36%	3.49%	2.43%
Portfolio turnover rate[6]	99%	32%	16%	38%	13%

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[4]

This information reflects the investment objective and strategy of the WisdomTree International Basic Materials Sector Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Commodity Country Equity Fund thereafter.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

[7]

This information reflects the investment objective and strategy of the WisdomTree International Energy Sector Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Global Natural Resources Fund thereafter.

WisdomTree Trust Prospectus	129

Financial Highlights

WisdomTree International Equity ETFs

March 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global ex-U.S. Utilities Fund	For the Year Ended March 31, 2012[5]	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Net asset value, beginning of year	$21.33	$21.46	$17.78	$32.73	$29.71
Investment operations:
Net investment income[1]	0.87	0.84	0.87	1.25	0.55
Net realized and unrealized gain (loss)	(2.45)	(0.06)	3.77	(14.74)	2.75
Total from investment operations	(1.58)	0.78	4.64	(13.49)	3.30
Dividends and distributions to shareholders:
Net investment income	(0.85)	(0.91)	(0.96)	(1.46)	(0.28)
Capital gains	—	—	—	—	(0.00)[7]
Total dividends and distributions to shareholders	(0.85)	(0.91)	(0.96)	(1.46)	(0.28)
Net asset value, end of year	$18.90	$21.33	$21.46	$17.78	$32.73

TOTAL RETURN[2]	(7.41)%	4.27%	26.42%	(42.00)%	11.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$30,241	$37,335	$49,348	$28,455	$78,561
Ratios to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	4.48%	4.22%	4.17%	4.53%	1.62%
Portfolio turnover rate[4]	66%	19%	17%	50%	13%

WisdomTree Global ex-U.S. Real Estate Fund	For the Year Ended March 31, 2012[6]	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Period June 5, 2007* through March 31, 2008
Net asset value, beginning of period	$28.86	$26.75	$16.92	$41.84	$51.89
Investment operations:
Net investment income[1]	1.15	0.96	0.96	1.35	1.22
Net realized and unrealized gain (loss)	(2.32)	3.83	11.39	(25.46)	(9.32)
Total from investment operations	(1.17)	4.79	12.35	(24.11)	(8.10)
Dividends and distributions to shareholders:
Net investment income	(1.21)	(2.68)	(2.52)	(0.81)	(1.95)
Return of capital	(0.08)	—	—	—	—
Total dividends and distributions to shareholders	(1.29)	(2.68)	(2.52)	(0.81)	(1.95)
Net asset value, end of period	$26.40	$28.86	$26.75	$16.92	$41.84

TOTAL RETURN[2]	(3.99)%	18.81%	74.20%	(57.85)%	(15.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$108,221	$122,670	$84,276	$40,619	$112,962
Ratios to average net assets[3] of:
Expenses, net of expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%[7]
Expenses, prior to expense reimbursements/waivers	0.58%	0.58%	0.58%	0.58%	0.58%[7]
Net investment income	4.36%	3.48%	3.76%	4.55%	3.17%[7]
Portfolio turnover rate[4]	43%	18%	19%	35%	15%

*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of the affiliated funds in which the Fund invests.

[4]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

[5]

This information reflects the investment objective and strategy of the WisdomTree International Utilities Sector Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Global ex-U.S. Utilities Fund thereafter.

[6]

This information reflects the investment objective and strategy of the WisdomTree International Real Estate Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Global ex-U.S. Real Estate Fund thereafter.

[7]	Annualized.

130	WisdomTree Trust Prospectus

WisdomTree Trust

380 Madison Avenue, 21st Floor

New York, NY 10017

The Trust’s current SAI provides additional detailed information about the Funds. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

To make shareholder inquiries, for more detailed information on the Funds, or to request the SAI or annual or semi-annual shareholder reports free of charge, please:

Call:	1-866-909-9473 Monday through Friday 8:00 a.m. – 8:00 p.m. (Eastern time)	Write:	WisdomTree Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Visit:	www.wisdomtree.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

©2012 WisdomTree Trust

WisdomTree Funds are distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

WisdomTree® is a registered mark of WisdomTree

Investments, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-21864

WIS-PR-002-0812

WISDOMTREE® TRUST

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2012, as last revised September 19, 2012

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus (“Prospectus”) for the following separate investment portfolios (each, a “Fund”) of WisdomTree Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WISDOMTREE U.S. EQUITY ETFs*

Dividends	Earnings

Total Dividend Fund (DTD)	Total Earnings Fund (EXT)
Equity Income Fund (DHS)	Earnings 500 Fund (EPS)
Dividend ex-Financials Fund (DTN)	MidCap Earnings Fund (EZM)
LargeCap Dividend Fund (DLN)	SmallCap Earnings Fund (EES)
MidCap Dividend Fund (DON)	LargeCap Value Fund (EZY)
SmallCap Dividend Fund (DES)	LargeCap Growth Fund (ROI)

WISDOMTREE INTERNATIONAL EQUITY ETFs*

Developed World ex-U.S.	Global/Global ex-U.S.

DEFA Fund (DWM)	Global Equity Income Fund (DEW)
DEFA Equity Income Fund (DTH)	Global Natural Resources Fund (GNAT)
Europe Hedged Equity Fund (HEDJ) (Formerly, International Hedged Equity Fund)	Global ex-U.S. Growth Fund (DNL) Global ex-U.S. Utilities Fund (DBU)
International LargeCap Dividend Fund (DOL)	Global ex-U.S. Real Estate Fund (DRW)
International MidCap Dividend Fund (DIM)	Asia Pacific ex-Japan Fund (AXJL)

International SmallCap Dividend Fund (DLS)

International Dividend ex-Financials Fund (DOO)

Europe SmallCap Dividend Fund (DFE)

Japan Hedged Equity Fund (DXJ)

Japan SmallCap Dividend Fund (DFJ)

Australia Dividend Fund (AUSE)

Commodity Country Equity Fund (CCXE)

Emerging/Frontier Markets

China Dividend ex-Financials Fund (CHXF)

Emerging Markets Equity Income Fund (DEM)

Emerging Markets SmallCap Dividend Fund (DGS)

Middle East Dividend Fund (GULF)

India Earnings Fund (EPI)

The current Prospectus for each of the WisdomTree U.S. Equity ETFs is dated July 30, 2012, as revised August 10, 2012, and the current Prospectus for each of the WisdomTree International Equity ETFs is dated July 30, 2012, as last revised September 19, 2012. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Funds’ most recent Annual Reports to Shareholders (File No. 811-21864). When available, you may obtain a copy of the Funds’ Annual Reports at no charge by request to the Fund at the address or phone number noted below.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

*	Principal U.S. Listing Exchange: NYSE Arca, Inc. (except GULF and CHXF are listed on NASDAQ)

A copy of the Prospectus for each Fund may be obtained, without charge, by calling 1-866-909-9473, or visiting www.wisdomtree.com, or writing to WisdomTree Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following Funds:

WISDOMTREE U.S. EQUITY ETFS

Dividends	Earnings

Total Dividend Fund	Total Earnings Fund
Equity Income Fund	Earnings 500 Fund
Dividend ex-Financials Fund	MidCap Earnings Fund
LargeCap Dividend Fund	SmallCap Earnings Fund
MidCap Dividend Fund	LargeCap Value Fund
SmallCap Dividend Fund	LargeCap Growth Fund

WISDOMTREE INTERNATIONAL EQUITY ETFS

Developed World ex-U.S.	Global/Global ex-U.S.

DEFA Fund	Global Equity Income Fund
DEFA Equity Income Fund	Global Natural Resources Fund
Europe Hedged Equity Fund (Formerly, International Hedged Equity Fund)	Global ex-U.S. Growth Fund Global ex-U.S. Utilities Fund
International LargeCap Dividend Fund	Global ex-U.S. Real Estate Fund
International MidCap Dividend Fund	Asia Pacific ex-Japan Fund
International SmallCap Dividend Fund	Commodity Country Equity Fund
International Dividend ex-Financials Fund Europe SmallCap Dividend Fund Japan Hedged Equity Fund Japan SmallCap Dividend Fund Australia Dividend Fund	Global/Global ex-U.S. China Dividend ex-Financials Fund Emerging Markets Equity Income Fund Emerging Markets SmallCap Dividend Fund Middle East Dividend Fund India Earnings Fund

Each Fund described in this SAI seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) that defines a specific segment of the U.S. or international stock markets. The Indexes are created using proprietary methodology developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), the investment adviser to each Fund. Mellon Capital Management Corporation (“Mellon Capital”) is the investment sub-adviser to each Fund, except the China Dividend ex-Financials Fund. Old Mutual Global Index Trackers (Proprietary) Limited (“Old Mutual” and together with Mellon Capital, the “Sub-Advisers”) is the investment sub-adviser to the China Dividend ex-Financials Fund. The Adviser and the Sub-Advisers may be referred to together as the “Advisers”. ALPS Distributors, Inc. is the distributor (the “Distributor”) of the shares of each Fund. Each Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on a national securities exchange, such as NYSE Arca, Inc. or the NASDAQ Stock Market (“NASDAQ”) (each, a “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has patent applications pending on the methodology and operation of its Indexes and the Funds.

PRINCIPAL INVESTMENT STRATEGY

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular Index developed by WisdomTree Investments. The Funds do not try to beat the Indexes that they track and do not seek temporary defensive positions when equity markets decline or appear to be overvalued. WisdomTree Asset Management expects that, over time, the correlation between each Fund’s performance and that of its underlying Index, before fees and expenses, will be 95% or better.

This investment strategy, known as “indexing,” may eliminate some of the risks of active portfolio management, such as poor security selection. In addition, indexing may also help increase after-tax investment performance by keeping portfolio turnover low in comparison to more actively managed investment strategies.

Under normal circumstances, at least 95% of a Fund’s total assets (exclusive of collateral held from securities lending) generally will be invested in the component securities of its Index. Each Fund generally may invest up to 5% of its total assets in securities not included in its underlying Index but which the Fund believes will help it track its Index. For example, a Fund may invest in securities that are not components of its Index in order to reflect various corporate actions and other changes to its Index (such as reconstitutions, additions and deletions). Under normal circumstances, as long as a Fund invests at least 95% of its total assets in the securities of its Index, it also may invest its other assets in cash and cash equivalents, as well as shares in other investment companies, futures contracts, options on futures contracts, options, and swaps.

The International Equity ETFs, from time to time, may have less than 95% of their total assets invested in securities of their respective underlying Indexes in order to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), to meet regulatory requirements in non-U.S. jurisdictions or to manage major Index changes. In these situations, which are expected to be infrequent and of limited duration, an International Equity ETF may not have less than 90% of its total assets invested in securities of its underlying Index.

The Europe Hedged Equity Fund and Japan Hedged Equity Fund each seek to track the performance of their respective Indexes while at the same time mitigating or “hedging” against currency fluctuations between the value of the U.S. dollar and the euro and the Japanese yen, respectively.

As a matter of general policy, each Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for a Fund.

Funds designated as “International” generally invest in developed markets outside the United States. Funds designated as “Global” generally invest in developed and emerging markets throughout the world, including the United States and other regions.

The India Earnings Fund attempts to achieve its investment objective by investing in securities through the WisdomTree India Investment Portfolio, Inc. (the “India Portfolio”), a wholly-owned subsidiary of the India Earnings Fund. References to the investment strategies and other policies of the India Earnings Fund should be understood to also refer to the strategies and policies of the India Portfolio. The India Portfolio is advised by WisdomTree Asset Management and sub-advised by Mellon Capital.

GENERAL RISKS

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

An investment in the Europe Hedged Equity Fund or the Japan Hedged Equity Fund should be made with the understanding that these Funds attempt to minimize or “hedge” against changes in the value of the U.S. dollar against the euro and the Japanese yen, respectively. The other International Equity ETFs do not seek to hedge against such fluctuations.

Although all of the securities in the Indexes are listed on major U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Domestic and foreign fixed income and equity markets experienced extreme volatility and turmoil in late 2008 and throughout much of 2009. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected, and well-known financial institutions have experienced significant liquidity and other problems. Some of these institutions have declared bankruptcy or defaulted on their debt. It is uncertain whether or for how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, each of the Funds may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

A discussion of some of the other risks associated with an investment in a Fund is contained in each Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments used by some or all of the Funds is set forth below.

CURRENCY TRANSACTIONS. The International Equity ETFs may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders. The Funds, other than the Europe Hedged Equity Fund and the Japan Hedged Equity Fund, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of a Fund’s total assets that are denominated in one or more foreign currencies. The Europe Hedged Equity Fund invests in various types of currency contracts to hedge against changes in the value of the U.S. dollar against the euro. Similarly, the Japan Hedged Equity Fund invests in various types of currency contracts to hedge against changes in the value of the U.S. dollar against the Japanese yen.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value.

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DEPOSITARY RECEIPTS. To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may be in the form of Depositary Receipts or other similar securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand.

A Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that WisdomTree Asset Management or the Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. A Fund’s use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, a Fund must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. The Fund reserves the right to modify these policies in the future.

Swap Agreements. Each Fund may enter into swap agreements, including interest rate swaps and currency swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the Brazilian Real). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.

Futures, Options and Options on Futures Contracts. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the Commodity Exchange Act (“CEA”) and the rules thereunder. The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the underlying Index if the index underlying the futures contract differs from a Fund’s underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Fund as to anticipated trends, which predictions could prove to be incorrect.

The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

EQUITY SECURITIES. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

EXCHANGE-TRADED NOTES. Each Fund may invest in exchange-traded notes (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund on an ongoing basis. In the event that such a security is deemed to be no longer liquid, a Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies. The 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. Each Fund may purchase or otherwise invest in shares of affiliated exchange-traded funds (“ETFs”) and affiliated money market funds.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

NON-U.S. SECURITIES. The International Equity ETFs invest primarily in non-U.S. equity securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the International Equity ETFs to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the Funds may invest are brief descriptions of some of the conditions and risks in each such market.

Investments in Emerging Markets Securities. The China Dividend ex-Financials Fund, Emerging Markets SmallCap Dividend Fund, Emerging Markets Equity Income Fund, India Earnings Fund and Middle East Dividend Fund invest primarily in markets that are considered to be “emerging.” In addition, all of the Global Funds may invest in companies organized in emerging market nations. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Investments in Frontier Markets Securities. The Middle East Dividend Fund invests primarily in countries that are generally considered to be “frontier markets.” The economies of frontier markets included in the WisdomTree Middle East Dividend Index (i.e., Bahrain, Egypt, Jordan, Kuwait, Morocco, Oman, Qatar and the United Arab Emirates) generally have lower trading volumes and greater potential for illiquidity and price volatility than more developed markets. These markets have a smaller number of issuers and participants and therefore may also be affected to a greater extent by the actions of a small number of issuers and investors. A significant change in cash flows investing in these markets could have a substantial effect on local stock prices and, therefore, prices of Fund shares. Investments in certain frontier market countries are restricted or controlled to varying extents. At times, these restrictions or controls may limit or prevent foreign investment and/or increase the investment costs and expenses of the Fund. Frontier markets may be subject to greater political instability, threat of war or terrorism and government intervention than more developed markets, including many emerging market economies. Frontier markets generally are not as correlated to global economic cycles as those of more developed countries. These and other factors make investing in the frontier market countries significantly riskier than investing in developed market and emerging market countries.

Certain frontier countries impose additional restrictions, such as requiring governmental approval prior to investments by foreign persons, limiting the amount of investments by foreign persons in a particular issuer, limiting investments by foreign persons to a particular class of securities of an issuer that may have less advantageous rights than other classes, and imposing additional taxes. For countries that require prior government approval, delays in obtaining such approval would delay investments, and consequently the Fund may be unable to invest in all of the securities included in the Index until such approval is final. This could increase Index tracking error. Some frontier countries may also limit investment in issuers in industries considered essential to national interests and may require governmental approval for the repatriation of investment income, capital or the proceeds of security sales by foreign investors, including the Fund. Some frontier country governments may levy certain taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will decrease the income generated from investments in such countries.

Some banks that are eligible foreign sub-custodians in frontier markets may have been organized only recently or may otherwise not have extensive operating experience. There may also be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian, such as in cases where the sub-custodian becomes bankrupt. Settlement systems may not be as established as in developed markets or even emerging markets. As a result, settlements may be delayed and cash or Fund securities may be jeopardized because of system defects. In addition, the laws of certain countries in which the Fund invests may require the Fund to release local shares before receiving cash payment, or to make cash payment before receiving local shares. This increases the risk of loss to the Fund.

The Fund invests in some frontier countries that use share blocking. “Share blocking” refers to the practice of predicating voting rights related to an issuer’s securities on those securities being blocked from trading at the custodian or sub-custodian level for a period of time near the date of a shareholder meeting. Such restrictions have the potential to effectively prevent securities from being voted and from trading within a specified number of days before, and in some cases after, the shareholder meeting. Share blocking may preclude the Fund from purchasing or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. Although practices may vary by market, a blocking period may last from one day to several weeks. Once blocked, the block may be removed only by withdrawing a previously cast vote or abstaining from voting completely, a process that may be burdensome. In certain countries, the block cannot be removed. Share blocking may impose operational difficulties on the Fund, including the potential effect that a block would have on pending trades. Share blocking may cause pending trades to fail or remain unsettled for an extended period of time. Trade failures may also expose the transfer agent and the Fund to situations in which a counterparty may have the right to go to market, buy a security at the current market price and have any additional expense borne by the Fund or transfer agent if the counterparty is unable to deliver shares after a certain period of time. The Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets. These and other factors could have a negative impact on Fund performance.

Investments in Australia. The Australia Dividend Fund invests primarily in companies organized in Australia. Certain of the International Equity ETFs, such as the Asia Pacific ex-Japan Fund, DEFA Equity Income Fund, and Global ex-U.S. Real Estate Fund, may invest in companies organized and listed in Australia. The economy of Australia is heavily dependent on the demand for natural resources and agricultural products. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in Brazil. Investing in securities of Brazilian companies involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. Government. These risks include (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index and decrease a Fund’s tax efficiency; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy; (v) high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; and (viii) political and other considerations, including changes in applicable Brazilian tax laws. These and other factors could have a negative impact on a Fund’s performance.

Investments in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may significantly affect the Canadian economy. The economy of Canada is also heavily dependent on the demand for natural resources and agricultural products. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in China and Hong Kong. The China Dividend ex-Financials Fund invests primarily in securities domiciled in China and listed and traded on the Hong Kong Stock Exchange. In addition, certain of the other International Equity ETFs, such as the Global ex-U.S. Real Estate Fund and the Asia Pacific ex-Japan Fund, may invest in securities listed and traded on the Hong Kong Stock Exchange. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the European Union (EU). Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.

Investments in France. Certain of the International Equity ETFs, such as the Europe Hedged Equity Fund, may invest in companies organized and listed in France. France is a member of the European Economic and Monetary Union (“EMU”). EMU member countries share coordinated economic policies and a common currency. As a result, the economy of France may be significantly affected by changes in the economies of the EMU members or other European countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in Germany. Certain of the International Equity ETFs, such as the Europe Hedged Equity Fund, may invest in companies organized and listed in Germany. Germany is a member of the EMU. EMU member countries share coordinated economic policies and a common currency. As a result, the economy of Germany may be significantly affected by changes in the economies of the EMU members or other European countries. Challenges related to the rebuilding of infrastructure and unemployment in the former area of East Germany may also impact the economy of Germany. These and other factors could have a negative impact on a Fund’s performance.

Investments in India. The India Earnings Fund invests primarily in companies organized in India. Investments in India may be more volatile and less liquid and may offer higher potential for gains and losses than investments in more developed markets. Economic and political structures in India may lack the stability of those of more developed nations. Unanticipated political or social developments in India and surrounding regions may affect the value of a Fund’s investments and the value of Fund shares. Although the government has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies or, if it does, that such policies will succeed. Monsoons and other natural disasters in India and surrounding regions also can affect the value of Fund investments.

The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. In the past year there have been several significant proposals to tax regulations that could significantly increase the level of taxes on investment. It may be more difficult to obtain a judgment in Indian courts than it is in the United States.

The market for securities in India may be less liquid and transparent than the markets in more developed countries. In addition, strict restrictions on foreign investment may decrease the liquidity of a Fund’s portfolio or inhibit a Fund’s ability to achieve its investment objective. A Fund may be unable to buy or sell securities or receive full value for such securities. Settlement of securities transactions in the Indian subcontinent are subject to risk of loss, may be delayed and are generally less efficient than in the United States. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, a Fund’s ability to redeem Fund shares could become correspondingly impaired. Each of these events could have a negative impact on the liquidity and value of the Fund’s investments. To mitigate these risks, a Fund may maintain a higher cash position than it otherwise would, or a Fund may have to sell more liquid securities which it would not otherwise choose to sell, possibly diluting its return and inhibiting its ability to track its Index.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on a Fund’s performance.

Investments in Japan. The Japan Hedged Equity Fund and the Japan SmallCap Dividend Fund invest primarily in companies organized in Japan, and certain of the International Equity ETFs, such as the International MidCap Dividend Fund and International SmallCap Dividend Fund, may invest in companies organized and listed in Japan. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is heavily dependent on international trade, government support and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Middle East. The Middle East Dividend Fund invests in companies organized and listed in various countries in the Middle East. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Markets in the Middle East generally have lower trading volumes and greater potential for illiquidity and price volatility than more developed markets. These markets also have a smaller number of issuers and participants and therefore may also be affected to a greater extent by the actions of a small number of issuers and investors. A significant change in cash flows investing in these markets could have a substantial effect on local stock prices. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. They may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of these countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. The legal systems in certain Middle Eastern countries may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. The Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than the Fund’s actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain and/or enforce a judgment in a Middle Eastern country. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Netherlands. Certain of the International Equity ETFs, such as the Europe Hedged Equity Fund, may invest in companies organized and listed in the Netherlands. The Netherlands is a member of the EMU. EMU member countries share coordinated policies and a common currency. As a result, the economy of the Netherlands may be significantly affected by changes in the economies of the EMU members or other European countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in Singapore. The economy of Singapore is heavily dependent on international trade and export. Conditions that weaken demand for such products worldwide or in the Asian region could have a negative and significant impact on the Singaporean economy as a whole. In addition, the economy of Singapore may be particularly vulnerable to external market changes because of its smaller size. These and other factors could have a negative impact on a Fund’s performance.

Investments in South Africa. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries), certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. South Africa’s economy is heavily dependent on natural resources and commodity prices. South Africa’s currency may be vulnerable to devaluation. These and other factors could have a negative impact on a Fund’s performance.

Investments in South Korea. The economy of South Korea is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. Relations with North Korea could also have a significant impact on the economy of South Korea. These and other factors could have a negative impact on a Fund’s performance.

Investments in Taiwan. Certain of the International Equity ETFs, such as the Emerging Markets Equity Income Fund and Emerging Markets SmallCap Dividend Fund, may invest in companies organized and listed in Taiwan. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerging economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan. These and other factors could have a negative impact on a Fund’s performance.

Investments in the United Kingdom. Certain of the International Equity ETFs, such as the Europe SmallCap Dividend Fund, DEFA Fund, DEFA Equity Income Fund, International LargeCap Dividend Fund, and International MidCap Dividend Fund, may invest in companies organized and listed in the United Kingdom. The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries. The economy of the United Kingdom may be impacted by changes to the economic health of other European countries. These and other factors could have a negative impact on a Fund’s performance.

PARTICIPATION CERTIFICATES. The Middle East Dividend Fund may invest in participation certificates (“Participation Certificates”) as a substitute for investing directly in securities. These instruments are also referred to as “Participation Notes.” Participation Certificates are certificates or notes issued by banks or broker-dealers and are designed to provide returns corresponding to the performance of an underlying equity security or market. Participation Certificates are subject to the risk that the issuer of the note will default on its obligation, in which case the Fund could lose the entire value of its investment. The use of Participation Certificates can increase tracking error relative to an Index. A holder of a Participation Certificate that is linked to an underlying security may receive any dividends paid in connection with the underlying security. However, a holder of a Participation Certificate does not have voting rights, as the holder would if it owned the underlying security directly. Investing in a Participation Certificate may subject the Fund to counterparty risk. In addition, there can be no assurance that the trading price of a Participation Certificate will be equal to the underlying value of the company or market that it seeks to replicate. The Fund will be relying on the creditworthiness of the counterparty issuing the Participation Certificate and would lose its investment if such counterparty became insolvent. The Fund will have no rights against the issuer of the underlying security. A Participation Certificate may also include transaction costs in addition to those applicable to a direct investment in securities. The markets on which the Participation Certificates are traded may be less liquid than the markets for other securities due to liquidity and transfer restrictions. The markets for Participation Certificates typically are “over the counter” and may be less transparent than the markets for listed securities. This may limit the availability of pricing information and may make it more difficult for the Fund to accurately value its investments in Participation Certificates. This may increase tracking error relative to the Index.

REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in the securities of real estate investment trusts (“REITs”) to the extent allowed by law. The Global ex-U.S. Real Estate Fund generally invests a significant percentage of its assets in REITs. Risks associated with investments in securities of REITs include decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Code and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, or money market funds at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned.

TRACKING STOCKS. Each Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in each Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund, except the China Dividend ex-Financials Fund, the proxy voting guidelines of Mellon Capital. The Trust has delegated to Mellon Capital the authority and responsibility for voting proxies on the portfolio securities held by each of these Funds. The Trust has adopted as its proxy voting policies for the China Dividend ex-Financials Fund the proxy voting guidelines of Old Mutual. The Trust has delegated to Old Mutual the authority and responsibility for voting proxies on the portfolio securities held by the China Dividend ex-Financials Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and each Sub-Adviser’s role in implementing such guidelines.

Mellon Capital. Mellon Capital, through its participation on The Bank of New York Mellon (“BNY Mellon”) Corporation’s Proxy Policy Committee (“PPC”), has adopted a proxy voting policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Mellon Capital seeks to act solely in the best financial and economic interest of the applicable client. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues. Mellon Capital recognizes its duty to vote proxies in the best interests of its clients. Mellon Capital seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon Capital’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon Capital may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

Old Mutual. Old Mutual has adopted a proxy voting policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Old Mutual seeks to act solely in the best financial and economic interest of each client. Old Mutual believes that a company’s management should, on the whole, be committed and incentivized to maximize shareholder value; therefore, Old Mutual generally votes in favor of management’s proposals. If management consistently exhibits behavior that does not maximize shareholder value, management will ultimately be removed by the board and shareholders and replaced with management that will look to maximize shareholder value. So as a general principle, Old Mutual is comfortable that management proposals are strongly aligned with what is in the best financial and economic interests of Old Mutual’s clients and hence Old Mutual votes in favor of management. Old Mutual recognizes its duty to vote proxies in the best interests of its clients. Old Mutual seeks to avoid material conflicts of interest by applying detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts without consideration of any client relationship factors.

Proxy voting proposals are voted in accordance with Old Mutual’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Old Mutual’s policies on specific issues. With regard to voting proxies of foreign companies, Old Mutual may weigh the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

A complete copy of each Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the Securities and Exchange Commission (“SEC”) no later than August 31 of each year. The current Form N-PX for the Funds and, when filed, the China Dividend ex-Financial Fund’s Form N-PX, may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Advisers. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As exchange-traded funds, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of the Funds’ Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day. A “Business Day” with respect to each Fund is any day on which its respective Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Each Fund may disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Fund’s distributor and the Fund’s administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.wisdomtree.com. Online disclosure of such holdings is publicly available at no charge.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

DESCRIPTION OF THE WISDOMTREE INDEXES

Brief descriptions of the Indexes on which the Funds are based are provided below. Additional information about each Index, including the components and weightings of the Indexes, as well as the rules that govern inclusion and weighting in each of the Indexes, is available at www.wisdomtree.com.

The WisdomTree Indexes are “fundamentally weighted.” The Indexes differ from most traditional indexes in that the proportion, or weighting, of the securities in each Index is based on a measure of fundamental value, such as dividends or earnings. Most traditional indexes and index funds weight their securities by looking simply at the market capitalization of such securities.

The “Dividend Indexes” are weighted based on either the annual cash dividends paid by companies in each Index or the dividend yield of companies in each Index. This means that securities of companies that pay higher amounts of cash dividends or have higher dividend yields generally will be more heavily weighted in each Dividend Index and Fund. Only regular dividends (i.e., established or quarterly dividends as opposed to non-recurring or special dividends) are included in the determination of cash dividends or dividend yields.

The “Earnings Indexes” weight securities based on either the amount of earnings of the companies in each Index or the earnings yields of such companies. This means that securities of companies that have higher earnings or earnings yields generally will be more heavily weighted in each Earnings Index and Fund. To determine a company’s earnings, each Earnings Index, except as noted, currently uses the concept of “Core Earnings.” Core Earnings is a standardized calculation of earnings developed by S&P that is designed to include expenses, incomes and activities that reflect the actual profitability of a company’s ongoing operations. The LargeCap Growth and LargeCap Value Indexes are considered to be “Earnings Indexes.” For these two Indexes and their respective Funds, “earnings” is defined as a company’s reported net income, excluding special items, applicable to common shareholders.

The India Earnings Index weights companies based on earning in their fiscal year prior to the annual Index measurement date adjusted for a factor that takes into account shares available to foreign investors. “Earnings” for this Index are determined using a company’s reported net income.

The Europe Hedged Equity Index is designed to provide exposure to equity securities in Europe, while at the same time hedging exposure to fluctuations between the value of the U.S. dollar and the euro. The Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time hedging exposure to fluctuations of the Japanese yen relative to the U.S. dollar. For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar. The Europe Hedged Equity Index and the Japan Hedged Equity Index seek to track the performance of equity securities in these developed markets that is attributable solely to stock prices.

WisdomTree Indexes are generally based on selection processes that draw from one of the following five comprehensive, fundamental indexes: (i) the WisdomTree Dividend Index; (ii) the WisdomTree Earnings Index; (iii) the WisdomTree DEFA Index; (iv) the WisdomTree Emerging Markets Index; and (v) the WisdomTree Global Dividend Index. Eligibility for inclusion in these broad-based baskets is detailed below.

Component Selection Criteria.

WisdomTree U.S. Dividend Indexes: Eligibility requirements for inclusion within one of the WisdomTree U.S. Dividend Indexes generally include: (i) incorporation in the United States; (ii) listing on the NYSE, AMEX or NASDAQ Global Market; (iii) payment of regular cash dividends on shares of common stock in the 12 months preceding the annual rebalance, which takes place in December; (iv) market capitalization of at least $100 million by the “Screening Point” (the duration of time after the close of trading on the last trading day in November, and before the open of trading on the next trading day); and (v) average daily dollar volume of at least $100,000 for three months preceding the Screening Point. Common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in each Index. Limited partnerships, limited liability companies, mortgage REITS, royalty trusts, preferred stocks, closed-end funds, ETFs, and derivative securities, such as warrants and rights, are not eligible.

WisdomTree U.S. Earnings Indexes: Eligibility requirements for inclusion within one of the WisdomTree U.S. Earnings Indexes generally include: (i) incorporation in the United States; (ii) listing on the NYSE, AMEX or NASDAQ Global Market; (iii) market capitalization of at least $100 million by the “Screening Point” (the duration of time after the close of trading on the last trading day of November, and before the open of trading on the next trading day); (iv) average daily dollar volume of at least $200,000 for each of the six months preceding the Screening Point; (v) a P/E ratio of at least 2x as of the Screening Point; and (vi) generation of positive earnings on a cumulative basis in the most recent four quarters preceding the annual Index measurement date. For these purposes, “earnings” are determined using a company’s “Core Earnings.” Core Earnings is a standardized calculation of earnings developed by S&P that is designed to include expenses, incomes and activities that reflect the actual profitability of a company’s ongoing operations. Common stocks, tracking stocks, and holding companies are eligible for inclusion. REITs, ADRs, GDRs, EDRs and NVDRs are excluded, as are limited partnerships, limited liability companies, royalty trusts, preferred stocks, closed-end funds and ETFs. Derivative securities, such as warrants and rights, are not eligible.

WisdomTree Developed International Dividend Indexes: Eligibility requirements for inclusion within one of the WisdomTree International Dividend Indexes generally include: (i) incorporation in one of 16 developed European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, or the United Kingdom), Israel, Japan, Australia, New Zealand, Hong Kong or Singapore; (ii) payment of at least $5 million in cash dividends on shares of common stock in the annual cycle prior to the annual rebalance; (iii) market capitalization of at least $100 million on the International Screening Point; (iv) average daily dollar volume of at least $100,000 for three months preceding the International Screening Point; and (v) trading of at least 250,000 shares per month for each of the six months preceding the International Screening Point for component securities. Common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in each Index. Limited partnerships, limited liability companies, mortgage REITS, royalty trusts, preferred stocks, closed-end funds, ETFs, and derivative securities, such as warrants and rights, are not eligible.

WisdomTree Emerging Market Dividend Indexes: Eligibility requirements for inclusion within one of the WisdomTree Emerging Market Dividend Indexes generally include: (i) payment of at least $5 million in cash dividends on common shares in the annual cycle prior to the annual rebalance in June; (ii) market capitalization of at least $200 million at the Emerging Market Screening Point; (iii) average daily trading volume of at least $200,000 for each of the six months preceding the Emerging Markets Screening Point; (iv) incorporation within one of 18 emerging market nations (Argentina, Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey); and (v) trading of at least 250,000 shares per month for each of the six months preceding the “Emerging Market Screening Point” for component securities. Specific country restrictions include: (i) with respect to China, only companies incorporated in China and that trade on the Hong Kong Stock Exchange are eligible for inclusion; (ii) in India, only securities whose foreign ownership restrictions have yet to be breached are eligible for inclusion within the Index; (iii) Argentina and Russia: ADRs or GDRs are used. ADRs and GDRs are not used for companies within any other countries. Passive foreign investment companies, limited partnerships, limited liability companies, royalty trusts, preferred stock, rights, and other derivative securities are all excluded.

WisdomTree Global Dividend Indexes: The WisdomTree Global Dividend Index consists of companies included in WisdomTree’s three primary dividend indexes: in the United States, the WisdomTree Dividend Index; in the developed world, the WisdomTree DEFA Index; and in the emerging markets, the WisdomTree Emerging Markets Dividend Index. Companies are weighted in the Index based on annual cash dividends paid. Each Global Index described herein is a subset of the WisdomTree Global Dividend Index.

Annual Index Rebalance. The WisdomTree Indexes are “rebalanced” or “reconstituted” on an annual basis. New securities are added to the Indexes only during the annual rebalance. The annual rebalance of the U.S. Dividend and Earnings Indexes takes place in December of each year, except that the annual rebalance of the WisdomTree LargeCap Growth and LargeCap Value Indexes takes place in April. The annual rebalance of the International Indexes takes place in June of each year, except that the annual rebalance of the WisdomTree India Earnings Index takes place in September of each year.

During the annual rebalance, securities are screened to determine whether they comply with WisdomTree’s proprietary Index methodology and are eligible to be included in an Index. This date is sometimes referred to as the “Index measurement date” or the “Screening Point.” Based on this screening, securities that meet Index requirements are added to the applicable Index, and securities that do not meet such requirements are dropped from the applicable Index.

The approximate number of components of each Index are disclosed herein as of the most recently completed fiscal year end, except for the WisdomTree Europe Hedged Equity Index and the WisdomTree China Dividend ex-Financials Index, which are as of July 31, 2012.

Index Maintenance. Index maintenance occurs throughout the year and includes monitoring and implementing the adjustments for company additions and deletions, stock splits, corporate restructurings and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. To the extent reasonably practicable, such changes will be announced at least two days prior to their implementation.

For each Index, except the China Dividend ex-Financials Index, should any company achieve a weighting equal to or greater than 24% of the Index, its weighting will be reduced at the close of the current calendar quarter, and other components in the Index will be rebalanced. Should any company achieve a weighting equal to or greater than 20% of the China Dividend ex-Financials Index, its weighting will be reduced at the close of the current calendar quarter to the initial 10% cap (discussed below), and other components in the Index will be rebalanced. Moreover, should the collective weight of Index component securities whose individual current weights equal or exceed 5% of an Index, when added together, exceed 50% of such Index, the weightings in those component securities will be reduced so that their collective weight equals 40% of the Index as of the close of the current calendar quarter, and other components in the Index will be rebalanced.

Except as otherwise noted, for all indexes deriving from the WisdomTree DEFA Index, WisdomTree Emerging Markets Dividend Index (except the WisdomTree Middle East Dividend Index), WisdomTree Global Dividend Index, WisdomTree U.S. Dividend Indexes and WisdomTree U.S. Earnings Indexes, the maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In addition to the aforementioned sector cap, the China Dividend ex-Financials Index, at the time of the annual rebalance, caps individual security weights in the Index at 10%. In response to market conditions, sector and country weights may fluctuate above 25% and individual security weights, with respect to the China Dividend ex-Financials Index, may fluctuate above 10% between annual Index rebalance dates. Note, limitations on country weightings are not applicable to U.S. Indexes. In addition, limitations on sector and country weightings do not apply when the name of such sector(s) or country(ies) appear in the Index’s name.

With respect to the WisdomTree Middle East Dividend Index, if at the time of the annual Index rebalance any country has a weight of over 33% of the Index, the weight of such country shall be reduced to 25% at the annual Index rebalance.

Index Availability: Most WisdomTree Indexes are calculated and disseminated throughout each day the NYSE is open for trading. Certain exceptions are calculated only on an end-of-day basis due to differences in time zone and the fact that these markets are not open during the NYSE’s market hours. These specific exceptions include: (i) WisdomTree Asia Pacific ex-Japan Index; (ii) WisdomTree Australia Dividend Index; (iii) WisdomTree Middle East Dividend Index; (iv) WisdomTree India Earnings Index (v) WisdomTree Japan Hedged Equity Index; (vi) WisdomTree Japan SmallCap Dividend Index; and (vii) WisdomTree China Dividend ex-Financials Index.

Changes to the Index Methodology. The WisdomTree Indexes are governed by a published, rules-based methodology. Changes to the methodology will be publicly disclosed at www.wisdomtree.com/etfs/index-notices.aspx prior to implementation. Sixty days notice will be given prior to the implementation of any such change.

Index Calculation Agent. In order to minimize any potential for conflicts caused by the fact that WisdomTree Investments and its affiliates act as Index provider and investment adviser to the Funds, WisdomTree Investments has retained an unaffiliated third party to calculate each Index (the “Calculation Agent”). The Calculation Agent, using the rules-based methodology, will calculate, maintain and disseminate the Indexes on a daily basis. WisdomTree Investments will monitor the results produced by the Calculation Agent to help ensure that the Indexes are being calculated in accordance with the rules-based methodology. In addition, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Indexes from being used or disseminated in an improper manner. Furthermore, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Funds’ portfolio strategies and to prevent the Funds’ portfolio managers from having any influence on the construction of the Index methodology.

WISDOMTREE U.S. DIVIDEND INDEXES

WisdomTree Dividend Index

Number of Components: approximately 1,280

Index Description. The WisdomTree Dividend Index is a fundamentally-weighted index that defines the dividend-paying portion of the U.S. stock market. The Index is dividend weighted as of the annual Index measurement date to reflect the proportionate share of the aggregate cash dividends each component company is projected to pay in the coming year, based on the most recently declared dividend per share. Each U.S. Dividend Index is derived from the WisdomTree Dividend Index.

WisdomTree Equity Income Index

Number of Components: approximately 346

Index Description. The WisdomTree Equity Income Index is comprised of the highest-yielding stocks within the WisdomTree Dividend Index that meet specified requirements as of the annual Index measurement date. The Index is created by selecting from the WisdomTree Dividend Index those companies with market capitalizations of at least $200 million and average daily trading volumes of at least $200,000 for the three months prior to the Index measurement date. The top 30% of these companies ranked by dividend yield are included in the Index. Companies are weighted in the Index based on their projected cash dividends as of the Index measurement date. The Index includes large-capitalization, mid-capitalization and small-capitalization securities.

WisdomTree Dividend ex-Financials Index

Number of Components: approximately 85

Index Description. The WisdomTree Dividend ex-Financials Index is comprised of the 10 highest dividend-yielding companies in each sector, selected from three hundred largest companies by market value in the WisdomTree Dividend Index outside financials. The Dividend ex-Financials Index is the only one of the U.S. Dividend Indexes that is not weighted by the dollar value of cash dividends to be paid. A component company’s weight in the Dividend ex-Financials Index is determined by dividing its indicated annual dividend yield by the sum of all the indicated annual dividend yields for all the component companies in the Index.

WisdomTree LargeCap Dividend Index

Number of Components: approximately 299

Index Description. The WisdomTree LargeCap Dividend Index is comprised of companies that pay regular cash dividends from the large-capitalization segment of the WisdomTree Dividend Index. The Index consists of the 300 companies in the WisdomTree Dividend Index with the highest market capitalizations as of the annual Index measurement date. Companies in the Index are weighted based on their projected cash dividends as of the Index measurement date. The Index consists of large-capitalization securities.

WisdomTree MidCap Dividend Index

Number of Components: approximately 355

Index Description. The WisdomTree MidCap Dividend Index is comprised of companies that pay regular cash dividends from the mid-capitalization segment of the WisdomTree Dividend Index. The Index is created by first removing the 300 companies with the highest market capitalizations as of the annual Index measurement date from the WisdomTree Dividend Index. Those companies that comprise the top 75% of the remaining market capitalization of the WisdomTree Dividend Index as of the Index measurement date are included in the WisdomTree MidCap Dividend Index. Companies are weighted in the Index based on their projected cash dividends as of the Index measurement date. The Index includes primarily mid-capitalization securities.

WisdomTree SmallCap Dividend Index

Number of Components: approximately 626

Index Description. The WisdomTree SmallCap Dividend Index is comprised of companies that pay regular cash dividends from the small-capitalization segment of the WisdomTree Dividend Index. The Index is created by first removing the 300 companies with the highest market capitalizations as of the annual Index measurement date from the WisdomTree Dividend Index. Those companies that comprise the bottom 25% of the remaining market capitalization of the WisdomTree Dividend Index as of the Index measurement date are included in the WisdomTree SmallCap Dividend Index. Companies are weighted in the Index based on their projected cash dividends as of the Index measurement date. The Index includes primarily small-capitalization securities.

WISDOMTREE U.S. EARNINGS INDEXES

WisdomTree Earnings Index

Number of Components: approximately 2,096

Index Description. The WisdomTree Earnings Index is a fundamentally weighted index that is comprised of earnings-generating companies within the broad U.S. stock market. The Index consists of companies that: (i) are incorporated in the United States (including Puerto Rico); (ii) are listed on the NYSE or NASDAQ Market; (iii) have generated positive earnings on a cumulative basis in their most recent four fiscal quarters preceding the annual Index measurement date; (iv) have a market capitalization of at least $100 million on the Index measurement date; (v) have an average daily dollar volume of at least $200,000 for each of the six months prior to the Index measurement date; and (vi) have a price to earnings ratio (“P/E ratio”) of at least two as of the Index measurement date. Companies are weighted in the Index based on their earnings over their most recent four fiscal quarters preceding the Index measurement date. For these purposes, “earnings” are determined using a company’s “Core Earnings.” Core Earnings is a standardized calculation of earnings developed by S&P that is designed to include expenses, incomes and activities that reflect the actual profitability of a company’s ongoing operations. Companies are weighted in the Index based on their earnings over the four quarters preceding the Index measurement date. The Index includes large-capitalization, mid-capitalization and small-capitalization securities and is, in this sense, an earnings-weighted index for the broad U.S. market.

WisdomTree Earnings 500 Index

Number of Components: approximately 499

Index Description. The WisdomTree Earnings 500 Index is a fundamentally weighted index that is comprised of earnings-generating companies within the large-capitalization segment of the U.S. stock market. The Index consists of the 500 largest companies ranked by market capitalization in the WisdomTree Earnings Index as of the annual Index measurement date. Companies are weighted in the Index based on their earnings over their most recent four fiscal quarters preceding the Index measurement date. For these purposes, “earnings” are determined using a company’s “Core Earnings.” Core Earnings is a standardized calculation of earnings developed by S&P that is designed to include expenses, incomes and activities that reflect the actual profitability of a company’s ongoing operations. The Index includes primarily large-capitalization securities.

WisdomTree MidCap Earnings Index

Number of Components: approximately 624

Index Description. The WisdomTree MidCap Earnings Index is a fundamentally weighted index that is comprised of earnings-generating companies within the mid-capitalization segment of the U.S. stock market. The Index is created by first removing the 500 companies with the highest market capitalizations as of the annual Index measurement date from the WisdomTree Earnings Index. Those companies that comprise the top 75% of the remaining market capitalization of the WisdomTree Earnings Index are included in the WisdomTree MidCap Earnings Index. Companies are weighted in the Index based on their earnings over their most recent four fiscal quarters preceding the Index measurement date. For these purposes, “earnings” are determined using a company’s “Core Earnings.” Core Earnings is a standardized calculation of earnings developed by S&P that is designed to include expenses, incomes and activities that reflect the actual profitability of a company’s ongoing operations. The Index includes primarily mid-capitalization securities.

WisdomTree SmallCap Earnings Index

Number of Components: approximately 973

Index Description. The WisdomTree SmallCap Earnings Index is a fundamentally weighted index that is comprised of earnings-generating companies within the small-capitalization segment of the U.S. stock market. The Index is created by first removing the 500 companies with the highest market capitalizations as of the annual Index measurement date from the WisdomTree Earnings Index. Those companies that comprise the bottom 25% of the remaining market capitalization of the WisdomTree Earnings Index are included in the WisdomTree SmallCap Earnings Index. Companies are weighted in the Index based on their earnings over their most recent four fiscal quarters preceding the Index measurement date. For these purposes, “earnings” are determined using a company’s “Core Earnings.” Core Earnings is a standardized calculation of earnings developed by S&P that is designed to include expenses, incomes and activities that reflect the actual profitability of a company’s ongoing operations. The Index includes primarily small-capitalization securities.

WisdomTree LargeCap Value Index

Number of Components: approximately 295

Index Description. The WisdomTree LargeCap Value Index is a fundamentally weighted index that is comprised of large-capitalization value companies. The WisdomTree LargeCap Value Index consists of U.S. companies that have positive cumulative earnings over the last four fiscal quarters and that meet WisdomTree Investments’ market capitalization, liquidity, and other requirements as of the annual Index measurement date. For these purposes, “earnings” are determined using a company’s reported net income, excluding special items, applicable to common shareholders. WisdomTree Investments creates a “value” score for each company based on the company’s P/E ratio, Price to Sales Ratio, and Price to Book Value and one year change in stock price. The top 30% of companies with the highest value scores within the 1,000 largest companies by market capitalization are included in the WisdomTree LargeCap Value Index. Companies are weighted annually in the WisdomTree LargeCap Value Index based on earnings.

WisdomTree LargeCap Growth Index

Number of Components: approximately 292

Index Description. The WisdomTree LargeCap Growth Index is a fundamentally weighted index that is comprised of growth companies within the broad U.S. stock market. The Index consists of companies that are listed on major exchanges in the United States and that pass WisdomTree Investments’ market capitalization, liquidity and selection requirements. To be included in the Index, companies must have generated earnings on a cumulative basis in their prior four fiscal quarters. Of the eligible companies, the 1,000 largest by market capitalization are ranked based on a score comprised of four growth metrics, which include annual earnings per share growth, annual sales per share growth, annual book value per share growth, and annual stock price growth. The top 30% ranked by a composite of these four growth metrics are selected for inclusion. Companies are weighted in the Index based on their earnings over their most recent four fiscal quarters prior to the annual Index measurement date, which occurs in April. For these purposes, “earnings” are determined using a company’s reported net income, excluding special items, applicable to common shareholders over their four most recent fiscal quarters.

WISDOMTREE INTERNATIONAL DIVIDEND INDEXES

Developed World ex-U.S.

WisdomTree DEFA Index

Number of Components: approximately 2,095

Index Description. The WisdomTree DEFA Index is comprised of companies in developed markets outside of the U.S. and Canada that pay regular cash dividends on shares of common stock and that meet certain other requirements. To be included in the WisdomTree DEFA Index, companies must be incorporated in one of 16 developed-market European countries represented by the WisdomTree Europe Dividend Index (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, or the United Kingdom), Israel, Japan, Hong Kong, Singapore, or Australasia, and must be listed on a major securities exchange in one of those countries. Companies must have paid at least $5 million in cash dividends on their common stock as of the most recent annual Index measurement date and must also satisfy specified liquidity and other requirements. Companies are weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index includes large-capitalization, mid-capitalization and small-capitalization securities.

WisdomTree DEFA Equity Income Index

Number of Components: approximately 573

Index Description. The WisdomTree DEFA Equity Income Index is comprised of the highest-dividend-yielding stocks within the WisdomTree DEFA Index that meet specified requirements as of the annual Index measurement date. The Index is created by selecting from the WisdomTree DEFA Index those companies with market capitalizations of at least $200 million and average daily dollar trading volumes of at least $200,000 for the three months prior to the Index measurement date. The top 30% of these companies ranked by dividend yield are included in the Index. Companies are weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index includes large-capitalization, mid-capitalization and small-capitalization securities.

WisdomTree Europe Hedged Equity Index

Number of Components: approximately 103, as of July 31, 2012

Index Description. The WisdomTree Europe Hedged Equity Index is designed to provide exposure to European securities, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar. The WisdomTree Europe Hedged Equity Index seeks to track the performance of dividend-paying companies that is attributable solely to stock prices.

The Index is designed to have higher returns than an equivalent non-currency hedged investment when the U.S. dollar is going up in value relative to the euro. Conversely, the Index is designed to have lower returns than an equivalent non-currency hedged index when the U.S. dollar is falling in value relative to the euro. Of course, there can be no guarantee that the Index will achieve its objectives.

To be included in the WisdomTree Europe Hedged Equity Index, a company must be a member of the WisdomTree DEFA Index, domiciled in Europe, and traded in euros. Countries historically represented in the WisdomTree Europe Hedged Equity Index include: Germany, France, the Netherlands, Spain, Belgium, Finland, Italy, Portugal, Austria and Ireland. Companies must also have at least $1 billion in market capitalization and derive at least 50% of their revenue from countries outside of Europe. Companies must have paid at least $5 million in cash dividends on their common stock in the annual cycle prior to the most recent annual Index measurement date and must also satisfy specified liquidity and other requirements. Companies are weighted in the Index based on regular cash dividends paid. At the time of the Index’s annual rebalance, the maximum weight of any single security in the Index is capped at 5% and the maximum weight of any one sector and any one country in the Index is capped at 25%. In response to market conditions, security, sector and country weights may fluctuate above the specified cap between annual Index rebalance dates. The Index applies an applicable published WM/Reuters one-month currency forward rate to the total equity exposure of each country in the Index to adjust the value of the euro against the U.S. dollar.

If a country that had previously adopted the euro as its official currency were to revert back to its local currency, the country would remain in the Index and the Index would be hedged in such local currency as soon as practicable after forward rates become available for such currency.

WisdomTree International Dividend ex-Financials Index

Number of Components: approximately 87

Index Description. The WisdomTree International Dividend ex-Financials Index is comprised of high dividend-yielding stocks in the developed world ex-U.S. and Canada, outside the financial sector. Stocks selected for the Index are chosen from the 300 largest non-financial companies within the WisdomTree DEFA Index as of the annual Index measurement date. To ensure that no one sector dominates the weight of the portfolio, the 10 highest-dividend-yielding stocks from each of the remaining sectors are selected for inclusion. Components in the Index are weighted annually, based on dividend yield. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index includes large-capitalization and mid-capitalization securities.

WisdomTree International LargeCap Dividend Index

Number of Components: approximately 295

Index Description. The WisdomTree International LargeCap Dividend Index is comprised of companies that pay regular cash dividends from the large-capitalization segment of Europe, Israel, Far East Asia and Australasia. The Index is created by selecting from the WisdomTree DEFA Index the 300 companies in the Index with the highest market capitalizations as of the annual Index measurement date. Companies are weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index includes primarily large-capitalization securities.

WisdomTree International MidCap Dividend Index

Number of Components: approximately 610

Index Description. The WisdomTree International MidCap Dividend Index is comprised of companies that pay regular cash dividends from the mid-capitalization segment of markets in Europe, Israel, Far East Asia and Australasia. The Index is created by first removing from the WisdomTree DEFA Index the 300 companies with the highest market capitalizations as of the annual Index measurement date. Those companies that comprise the top 75% of the remaining market capitalization of this group are included in the WisdomTree International MidCap Dividend Index. Companies are weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index includes primarily mid-capitalization securities.

WisdomTree International SmallCap Dividend Index

Number of Components: approximately 1,190

Index Description. The WisdomTree International SmallCap Dividend Index is comprised of companies that pay regular cash dividends from the small-capitalization segment of markets in Europe, Israel, Far East Asia and Australasia. The Index is created by first removing from the WisdomTree DEFA Index the 300 companies with the highest market capitalizations as of the annual Index measurement date. Those companies that comprise the bottom 25% of the remaining market capitalization of this group are included in the WisdomTree International SmallCap Dividend Index. Companies are weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index includes primarily small-capitalization securities.

WisdomTree Europe SmallCap Dividend Index

Number of Components: approximately 344

Index Description. The WisdomTree Europe SmallCap Dividend Index is comprised of small-capitalization companies incorporated in Western Europe that pay regular cash dividends on shares of common stock and meet specified requirements as of the annual Index measurement date. The Index is created by first removing from the WisdomTree Europe Dividend Index the 300 companies with the highest market capitalizations as of the Index measurement date. Those companies that comprise the bottom 25% of the remaining market capitalization of this group are included in the WisdomTree Europe SmallCap Dividend Index. Companies are weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index includes primarily small-capitalization securities. In this sense, it is a dividend-weighted small-cap index for the dividend-paying segment of Western Europe.

WisdomTree Japan Hedged Equity Index

Number of Components: approximately 872

Index Description. The WisdomTree Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese yen movements relative to the U.S. dollar. Constituent stocks are of companies within the WisdomTree Japan Dividend Index where they are weighted based on annual cash dividends paid.

The Index “hedges” against fluctuations in the relative value of the yen against the U.S. dollar. The Index is designed to have higher returns than an equivalent non-currency hedged investment when the yen is weakening relative to the U.S. dollar. Conversely, the Index is designed to have lower returns than an equivalent unhedged investment when the yen is rising relative to the U.S. dollar. The maximum weight of any one sector in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector weights may fluctuate above 25% between annual Index rebalance dates. The Index applies an applicable published WM/Reuters one-month currency forward rate to the total equity exposure in the Index to adjust the value of the yen against the U.S. dollar.

WisdomTree Japan SmallCap Dividend Index

Number of Components: approximately 576

Index Description. The WisdomTree Japan SmallCap Dividend Index is comprised of small-capitalization companies incorporated in Japan that pay regular cash dividends on shares of common stock and meet specified requirements as of the annual Index measurement date. The Index is created by first removing the 300 companies with the highest market capitalizations as of the Index measurement date from the WisdomTree Japan Dividend Index. The remaining companies are then weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector weights may fluctuate above 25% between annual Index rebalance dates.

The Index includes primarily small-capitalization securities. In this sense, it is a dividend-weighted small-cap index for the dividend-paying segment of Japan.

WisdomTree Australia Dividend Index

Number of Components: approximately 66

Index Description. The WisdomTree Australia Dividend Index is a fundamentally weighted index that is comprised of high-dividend yielding companies in Australia. The Index is comprised of dividend paying companies incorporated in Australia with a minimum market capitalization of $1.0 billion. The Index is comprised of the ten largest qualifying companies from each sector ranked by market capitalization as of the annual Index measurement date. Other eligibility criteria include: (i) payment of at least $5 million in cash dividends in the annual cycle prior to the Index Measurement Date and (ii) average daily dollar volume of at least $100,000 for three months preceding the International Screening Point. Weighting is by dividend yield. The maximum weight of any one sector in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector weights may fluctuate above 25% between annual Index rebalance dates. The Index is calculated in U.S. dollars and is updated to reflect market prices and exchange rates.

Global/Global ex-U.S.

WisdomTree Global Equity Income Index

Number of Components: approximately 678

Index Description. The WisdomTree Global Equity Income Index, also referred to as the “Global High-Yielding Equity Index,” is a fundamentally weighted index that is comprised of high dividend-yielding companies in the U.S., developed and emerging markets. Companies in the WisdomTree Global Equity Income Index must meet WisdomTree Investments’ market capitalization, liquidity, and other requirements. At the Global Equity Income annual Index measurement date, companies with market capitalizations of at least $2 billion are ranked by dividend yield and those companies in the top 30% by dividend yield are selected for inclusion in the Index. Companies are weighted in the Index annually based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index is composed of primarily large-capitalization and mid-capitalization securities.

WisdomTree Asia Pacific ex-Japan Index

Number of Components: approximately 297

Index Description. The WisdomTree Asia Pacific ex-Japan Index is comprised of dividend-paying companies incorporated in the Asia Pacific region (excluding Japan). The Index includes companies incorporated in one of the following countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, the Philippines, Singapore, South Korea, Taiwan, and Thailand. The Index consists of the 300 qualifying companies with the highest market capitalizations as of the annual Index measurement date. Companies are weighted in the Index based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Global ex-U.S. Growth Index

Number of Components: approximately 291

Index Description. The WisdomTree Global ex-U.S. Growth Index is a fundamentally weighted index that is comprised of growth companies in the developed and emerging markets outside of the United States. The WisdomTree Global ex-U.S. Growth Index consists of dividend-paying companies that pass WisdomTree Investments’ market capitalization, liquidity, and other requirements. WisdomTree Investments creates a “growth” score for each company based on the company’s earnings per share, sales per share, book value per share and price per share. The top 30% of companies with the highest growth scores within the 1,000 largest companies by market capitalization as of the annual Index measurement date are included in the WisdomTree Global ex-U.S. Growth Index. Companies are weighted in the WisdomTree Global ex-U.S. Growth Index annually based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Commodity Country Equity Index

Number of Components: approximately 157

Index Description. The WisdomTree Commodity Country Equity Index is comprised of dividend-paying companies from “commodity countries.” For these purposes, a “commodity country” is a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials). As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and stock market returns. Conversely, declines in the demand for, or price of, such commodities can have a negative impact on a country’s economy and stock price returns. The Index is comprised of dividend-paying companies (ranked by market capitalization) from each of the following commodity countries: Australia, Brazil, Canada, Chile, New Zealand, Norway, Russia and South Africa. Each country has an allocation of approximately 12.5% within the Index as of the annual Index measurement date. Up to 20 qualifying companies may be included in each country allocation. Companies are weighted within each country allocation based on annual cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Global Natural Resources Index

Number of Components: approximately 99

Index Description. The WisdomTree Global Natural Resources Index is a fundamentally weighted index that is comprised of global dividend-paying companies in natural resource industries. Constituents are selected from the WisdomTree Global Dividend Index. The one hundred largest companies operating in global natural resources industries within the WisdomTree Global Dividend Index as of the annual Index measurement date are selected for inclusion. Specific sub-industries include: Integrated Oil & Gas, Oil & Gas Exploration and Production, Diversified Metals & Mining, Coal and Consumable Fuels, Fertilizers & Agricultural Chemicals, Iron Ore Miners, Precious Metals & Minerals, Agricultural Products, Oil & Gas Drilling and Oil & Gas Equipment and Services. A maximum of 20 companies from each sub-industry, ranked by market capitalization are selected for inclusion. Companies are weighted within the Index by trailing 12-month dividend yield at the time of the most recent Index measurement date. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index is calculated in U.S. dollars and updated to reflect market prices and exchange rates.

WisdomTree Global ex-U.S. Utilities Index

Number of Components: approximately 96

Index Description. The WisdomTree Global ex-U.S. Utilities Index is comprised of utilities companies from developed and emerging markets outside of the United States that are classified as being part of the “Global Utilities” sector. Companies are selected from within the WisdomTree World ex-U.S. Index.

Companies within the WisdomTree World ex-U.S. Index are ranked by market capitalization as of the annual Index measurement date. The one hundred largest Utilities are included within the WisdomTree Global ex-U.S. Utilities Index. Weighting within the Index is based on dividend yield. The maximum weight of any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, country weights may fluctuate above 25% between annual Index rebalance dates. The Index is calculated in U.S. dollars and updated to reflect market prices and exchange rates.

WisdomTree Global ex-U.S. Real Estate Index

Number of Components: approximately 156

Index Description. The WisdomTree Global ex-U.S. Real Estate Index is comprised of companies from developed and emerging markets outside of the United States that are classified as being part of the “Global Real Estate” sector. Companies are selected from the WisdomTree World ex-U.S. Index.

Constituents will be amongst the following types of companies: real estate operating companies, real estate developing companies, or diversified REITs. The WisdomTree Global ex-U.S. Real Estate Index also includes companies that may be classified as Passive Foreign Investment Companies. Market capitalization as of the annual Index measurement date must be greater than $1 billion and weighting is based on regular cash dividends paid. The maximum weight of any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, country weights may fluctuate above 25% between annual Index rebalance dates. The Index is calculated in U.S. dollars and updated to reflect market prices and exchange rates. Closing or last-sale prices are used when non-U.S. markets are closed.

Emerging/Frontier Markets

WisdomTree China Dividend ex-Financials Index

Number of Components: approximately 64, as of July 31, 2012

Index Description. The WisdomTree China Dividend ex-Financials Index is comprised of dividend paying common stocks outside of the financial sector. The Index consists of the ten largest stocks in each sector of the Chinese economy, other than the financial sector, that meet the Index criteria. Companies are eligible to be included in the Index if they have at least $1 billion in float-adjusted market capitalization, are domiciled in China and are listed on the Hong Kong Stock Exchange. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors. Shares held by control groups, public companies and government agencies are excluded. Companies are weighted in the Index based on annual cash dividends paid. Companies that pay higher dividends and meet specified liquidity and other criteria generally have a higher weight in the Index. At the time of the Index’s annual rebalance, the maximum weight of any security in the Index is capped at 10% and the maximum weight of any one sector in the Index is capped at 25%. In response to market conditions, security weights may fluctuate above 10% and sector weights may fluctuate above 25% between annual Index rebalance dates.

WisdomTree Emerging Markets Equity Income Index

Number of Components: approximately 356

Index Description. The WisdomTree Emerging Markets Equity Income Index is comprised of emerging market stocks with relatively high dividend yields. Companies in the Index must meet specified liquidity and other requirements as of the annual Index measurement date. The Index is created by selecting the top 30% of Index constituents ranked by dividend yield from the WisdomTree Emerging Markets Dividend Index. Companies eligible for inclusion in the Index must be incorporated in and have their shares listed on a major stock exchange in Argentina, Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand or Turkey. Companies must have paid at least $5 million in cash dividends on their common stock in the 12 months prior to the most recent Index measurement date. Companies are weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index includes large-capitalization, mid-capitalization and small-capitalization securities.

WisdomTree Emerging Markets SmallCap Dividend Index

Number of Components: approximately 694

Index Description. The WisdomTree Emerging Markets SmallCap Dividend Index is a fundamentally weighted index that is comprised small-capitalization stocks selected from the WisdomTree Emerging Markets Dividend Index. Companies included in the Index fall within the bottom 10% of total market capitalization of the WisdomTree Emerging Markets Dividend Index as of the annual Index measurement date. Companies eligible for inclusion in the Index must be incorporated in and have their shares listed on a major stock exchange in Argentina, Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand or Turkey. Companies must have paid at least $5 million in cash dividends on their common stock in the 12 months prior to the most recent Index measurement date. Companies are weighted in the Index based on regular cash dividends paid. The maximum weight of any one sector and any one country in the Index, at the time of the Index’s annual rebalance, is capped at 25%. In response to market conditions, sector and country weights may fluctuate above 25% between annual Index rebalance dates. The Index is composed of primarily small-capitalization stocks.

WisdomTree Middle East Dividend Index

Number of Components: approximately 54

Index Description. The WisdomTree Middle East Dividend Index is a fundamentally weighted index that is comprised of companies in the Middle East region that pay regular cash dividends on shares of their common stock and that meet specified requirements as of the annual Index measurement date. Companies eligible for inclusion in the Index must be incorporated in and have their shares listed on a major stock exchange in Bahrain, Egypt, Jordan, Kuwait, Morocco, Oman, Qatar, or the United Arab Emirates (including Abu Dhabi and Dubai). As of the Index measurement date, shares of companies must be eligible to be purchased by foreign investors. Companies must have paid at least $5 million in cash dividends on their common stock in the annual cycle prior to the most recent Index measurement date. Companies are ranked by market capitalization and the 100 largest companies by market capitalization are selected for inclusion. Companies are weighted in the Index based on regular cash dividends paid in the annual cycle prior to the Index measurement date. Country weights are capped so that no country’s weight in the Index exceeds 33% as of the annual Index measurement date.

WISDOMTREE INTERNATIONAL EARNINGS INDEX

WisdomTree India Earnings Index

Number of Components: approximately 271

Index Description. The WisdomTree India Earnings Index is a fundamentally weighted index that is comprised of profitable companies incorporated and traded in India that are eligible to be purchased by foreign investors and that meet specific other criteria developed by WisdomTree Investments. The Index consists of companies that: (i) are incorporated in India; (ii) are listed on a major stock exchange in India; (iii) have generated at least $5 million in earnings in their fiscal year prior to the annual Index measurement date; (iv) have a market capitalization of at least $200 million on the Index measurement date; (v) have an average daily dollar volume of at least $200,000 for each of the six months prior to the Index measurement date; (vi) have traded at least 250,000 shares per month for each of the six months prior to the index measurement date; and (vii) have a P/E ratio of at least two as of the Index measurement date. Companies are weighted in the Index based on earnings in their fiscal year prior to the Index measurement date adjusted for a factor that takes into account shares available to foreign investors. “Earnings” are determined using a company’s reported net income. Only common stocks and holding companies, including real estate holding companies, are eligible for inclusion in the Index. The Index includes large-capitalization, mid-capitalization and small-capitalization securities.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below, its investment objective, and its underlying Index without a shareholder vote provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

Concentration

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that each Fund’s underlying Index concentrates in the securities of a particular industry or group of industries.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act.

This means that no more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

Non-Fundamental Policies. The following investment policy is not fundamental and may be changed without shareholder approval.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by the Fund’s name, including investments that are tied economically to the particular country or geographic region suggested by the Fund’s name. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Funds’ distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreements and Sub-Advisory Agreements with the Adviser and Sub-Advisers, respectively, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (75 percent) of Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”). There is an Audit Committee and Governance and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chair of the Board.

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005-present; President, 2005-present	President, WisdomTree Trust since 2005; Chief Executive Officer of WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	49	Director, WisdomTree Investments, Inc.

Trustees Who Are Not Interested Persons of the Trust

Gregory Barton (1961)*	Trustee, 2006-present	Executive Vice President of Business and Legal Affairs, General Counsel and Secretary of TheStreet, Inc., 2009 to 2012; General Counsel of Martha Stewart Living Omnimedia, Inc. from 2007 to 2008; Executive Vice President of Licensing and Legal Affairs, General Counsel and Secretary of Ziff Davis Media Inc. from 2004 to 2007; Executive Vice President of Legal Affairs, General Counsel and Secretary of Ziff Davis Media Inc. from 2002 to 2004; President from 2001 to 2002, Chief Financial Officer from 2000 to 2002, Vice President of Business Development from 1999 to 2001 and General Counsel and Secretary from 1998 to 2002 of WisdomTree Investments, Inc.	49	Trustee, GLG Investment Series Trust; and Trustee, Man Long/Short Fund

Toni Massaro (1955)**	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	49	None

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	49	Member of the Board of Directors of New York Society of Security Analysts; Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame.

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Officers of the Trust

Jonathan Steinberg*** (1964)	President, 2005- present; Trustee, 2005-present	President, WisdomTree Trust since 2005; Chief Executive Officer of WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	49	Director, WisdomTree Investments, Inc.

Amit Muni*** (1969)	Treasurer, Assistant Secretary, 2008- present	Chief Financial Officer and Assistant Secretary of WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since March 2008; International Securities Exchange Holdings, Inc. (ISE), Controller and Chief Accounting Officer from 2003 to 2008.	49	None

Richard Morris*** (1967)	Secretary, Chief Legal Officer, 2005-present	General Counsel of WisdomTree Asset Management since 2009; Chief Compliance Officer of WisdomTree Asset Management, Inc. since 2005 and WisdomTree Trust since 2009; Deputy General Counsel of WisdomTree Investments, Inc. since 2005; Senior Counsel at Barclays Global Investors, N.A. from 2002 to 2005.	49	None

*	Chair of the Audit Committee.
**	Chair of the Governance and Nominating Committee.
***	Elected by and serves at the pleasure of the Board.
+	As of September 19, 2012.

Audit Committee. Each Independent Trustee is a member of the Trust’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. During the fiscal year ended March 31, 2012, the Audit Committee held six meetings.

Governance and Nominating Committee. Each Independent Trustee is also a member of the Trust’s Governance and Nominating Committee. The principal responsibilities of the Governance and Nominating Committee are to (i) oversee Fund governance matters and (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance and Nominating Committee may consider nominations for the office of Trustee made by Trust stockholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust stockholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. During the fiscal year ended March 31, 2012, the Governance and Nominating Committee held two meetings.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Steinberg should serve as Trustee of the Funds because of the experience he has gained as President, Chief Executive Officer and director of WisdomTree Investments, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005.

The Trust has concluded that Mr. Barton should serve as Trustee of the Funds because of the experience he gained working both as a practicing attorney and in a business capacity for several public companies, and the experience he has gained serving as Trustee of the Trust since 2006.

The Trust has concluded that Ms. Massaro should serve as Trustee of the Funds because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Trustee of the Trust since 2006.

The Trust has concluded that Mr. Ugolyn should serve as Trustee of the Funds because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his service as chairman for another mutual fund family, and the experience he has gained serving as Trustee of the Trust since 2006.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustee

Jonathan L. Steinberg	Emerging Markets Local Debt Fund	$1-$10,000	Over $100,000
	Global Equity Income Fund	$10,001-$50,000
	Emerging Markets Equity Income Fund	$50,001-$100,000
	Emerging Markets SmallCap Dividend Fund	$1-$10,000
	SmallCap Earnings Fund	$50,001-$100,000

Independent Trustees

Gregory E. Barton	Total Dividend Fund	Over $100,000	Over $100,000
	DEFA Fund	$10,001-$50,000
	Managed Futures Strategy Fund	$10,001-$50,000
Toni M. Massaro	Dreyfus Emerging Currency Fund	$1-$10,000	Over $100,000
	Equity Income Fund	$10,001-$50,000
	Managed Futures Strategy Fund	$10,001-$50,000
	LargeCap Growth Fund	$1-$10,000
	LargeCap Dividend Fund	$10,001-$50,000
	Emerging Markets SmallCap Dividend Fund	$1-$10,000
Victor Ugolyn	LargeCap Dividend Fund	$10,001-$50,000	$50,001-$100,000
	International LargeCap Dividend Fund	$10,001-$50,000

*	These values are based on the Trustees’ ownership as of 12/31/2011, and are measured by using the NAV as of 6/29/2012.

Board Compensation. The following table sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended March 31, 2012.

Name of Interested Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex*
Jonathan Steinberg	$0	None	None	$0

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex*
Gregory Barton	$144,305	None	None	$144,305
Toni Massaro	$149,896	None	None	$149,896
Victor Ugolyn	$197,485	None	None	$197,485

*	The Trust is the only trust in the “Fund Complex.”

Trustees and officers of the Trust collectively owned less than 1% of each of the Trust’s outstanding shares as of June 29, 2012.

Control Persons and Principal Holders of Securities.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of June 29, 2012, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Name	DTC Participant Name	Percentage of Ownership
DEFA Fund	BMO HARRIS BANK NA/M&I TRUST C/O ADP PROXY SERVICES 51 MERCEDES WAY EDGEWOOD, NY 11717	5.13%

	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	14.09%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	5.24%

	UBS FINANCIAL SERVICES INC. 1200 HARBOR BLVD WEEHAWKEN, NJ 07086	15.04%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	12.15%

	TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	15.29%

DEFA Equity Income Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	13.40%

Name	DTC Participant Name	Percentage of Ownership
	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	6.21%

	FIFTH THIRD BANK MAIL DROP 1MOB2D 5001 KINGSLEY DRIVE CINCINNATI, OH 45227	6.55%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET, 8TH FLOOR JERSEY CITY, NJ 07302	12.12%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	9.43%

	BANK OF AMERICA, NA/GWIM TRUST OPERATIONS 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202	11.49%

Australia Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	12.32%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	5.06%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET, 8TH FLOOR JERSEY CITY, NJ 07302	15.15%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	10.56%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.41%

	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILION PARKWAY P.O. BOX 12749 ST. PETERSBURG, FL 33716	5.11%

	TD AMERITRADE CLEARING, INC. 1005 N AMERITRADE PLACE BELLEVUE, NE 68005	6.40%

Asia Pacific ex-Japan Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	12.67%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	23.73%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	18.33%

Name	DTC Participant Name	Percentage of Ownership
Global Equity Income Fund	BROWN BROTHERS HARRIMAN & CO. 50 MILK STREET BOSTON, MA 02109	7.57%

	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	20.06%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	7.15%

	J.P. MORGAN CLEARING CORP. 3 CHASE METROTECH CENTER PROXY DEPT./NY1-H034 BROOKLYN, NY 11245-0001	5.76%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	15.82%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	7.74%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	8.84%

Europe SmallCap Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	29.08%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	12.55%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	12.55%

Japan Hedged Equity Fund	THE BANK OF NEW YORK MELLON 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	7.69%

	FIDUCIARY SSB 225 FRANKLIN STREET MAO-3 BOSTON, MA 02110	9.74%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	11.88%

	GOLDMAN, SACHS & CO. 30 HUDSON STREET PROXY DEPARTMENT JERSEY CITY, NJ 07302	15.41%

Name	DTC Participant Name	Percentage of Ownership
	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	7.12%

	UBS FINANCIAL SERVICES INC 1200 HARBOR BLVD WEEHAWKEN, NJ 07086	6.13%

Global ex-U.S. Growth Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	17.89%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON ST 9TH FL JERSEY CITY, NJ 07302	10.62%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET, 8TH FLOOR JERSEY CITY, NJ 07302	5.70%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	7.99%

	RELIANCE TRUST COMPANY 1100 ABERNATHY ROAD 500 NORTHPARK BUILDING SUITE 400 ATLANTA GA 30328	8.85%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	12.25%

Japan SmallCap Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	12.06%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	6.88%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET. 8TH FLOOR JERSEY CITY, NJ 07302	21.28%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	13.64%

International LargeCap Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	16.83%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	11.80%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	6.66%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	7.94%

Name	DTC Participant Name	Percentage of Ownership
	THE NORTHERN TRUST COMPANY 801 S CANAL STREET ATTN: CAPITAL STRUCTURES-C1N CHICAGO, IL 60607	5.33%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	8.93%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	11.71%

International Dividend ex-Financials Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	41.29%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET, 8TH FLOOR JERSEY CITY, NJ 07302	6.57%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	6.29%

International MidCap Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	24.46%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	5.26%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	5.69%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	23.58%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	6.81%

International SmallCap Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	25.22%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	17.02%

	SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	7.96%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	12.66%

Name	DTC Participant Name	Percentage of Ownership
	VANGUARD MARKETING CORPORATION 100 VANGUARD BOULEVARD MALVERN, PA 19355	5.74%

Emerging Markets Equity Income Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	15.09%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET, 8TH FLOOR JERSEY CITY, NJ 07302	7.42%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	11.83%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	8.09%

	UBS FINANCIAL SERVICES INC 1200 HARBOR BLVD WEEHAWKEN, NJ 07086	5.37%

Emerging Markets SmallCap Dividend Fund	BANK OF AMERICA, NA/GWIM TRUST OPERA 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202	8.16%

	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	15.28%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	5.54%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	13.46%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	7.58%

India Earnings Fund	THE BANK OF NEW YORK MELLON/MELLON T 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	5.94%

	BROWN BROTHERS HARRIMAN & CO. 50 MILK STREET BOSTON MA 02109	7.28%

	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	8.31%

Name	DTC Participant Name	Percentage of Ownership
	JPMORGAN CHASE BANK, NATIONAL ASSOCI 14201 DALLAS PKWY FLOOR 12 DALLAS, TX 75254	7.23%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	7.10%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.63%

	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DR. NORTH QUINCY, MA 02171	7.85%

Middle East Dividend Fund	THE BANK OF NEW YORK MELLON/MELLON T 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	6.12%

	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	14.73%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	7.79%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	17.25%

	TD AMERITRADE CLEARING, INC. 1005 N AMERITRADE PLACE BELLEVUE, NE 68005	8.59%

Total Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	11.82%

	LPL FINANCIAL CORPORATION 9785 TOWNE CTR DRIVE SAN DIEGO, CA 92121-1968	5.45%

	MERRILL LYNCH, PIERCE< FENNER & SMITH 101 HUDSON STREET, 9TH FLOOR JERSEY CITY, NJ 07302	8.29%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	9.58%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	8.32%

Name	DTC Participant Name	Percentage of Ownership
	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	8.20%

	UNION BANK, N.A. 350 CALIFORNIN STREET 8TH FLOOR SAN FRANCISCO, CA 94104	6.48%

Equity Income Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	21.09%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	9.91%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	13.59%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	8.99%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	9.83%

Dividend Ex-Financials Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	26.09%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	7.16%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	7.27%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	7.47%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	14.38%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.24%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	5.30%

Name	DTC Participant Name	Percentage of Ownership
LargeCap Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	19.09%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	5.83%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	7.01%

	PNC BANK, NATIONAL ASSOCIATION 800 TINICUM BLVD PHILADELPHIA, PA 19153	8.19%

	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DR. NORTH QUINCY, MA 02171	12.24%

MidCap Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	26.19%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	11.12%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	6.13%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	5.49%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	13.40%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.19%

	UBS FINANCIAL SERVICES INC. 1200 HARBOR BLVD WEEHAWKEN, NJ 07086	6.22%

SmallCap Dividend Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	22.21%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	11.59%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON STREET, 8TH FLOOR JERSEY CITY, NJ 07302	6.21%

Name	DTC Participant Name	Percentage of Ownership
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	5.47%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	17.97%

	UBS FINANCIAL SERVICES INC. 1200 HARBOR BLVD WEEHAWKEN, NJ 07086	5.79%

Total Earnings Fund	THE BANK OF NEW YORK MELLON/MELLON T 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	20.60%

	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	6.53%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	35.69%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	9.08%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	5.85%

Earnings 500 Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	25.41%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	6.12%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	12.93%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	23.08%

MidCap Earnings Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	27.81%

	LPL FINANCIAL CORPORATION 9785 TOWNE CTR DRIVE SAN DIEGO, CA 92121-1968	5.38%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	12.40%

Name	DTC Participant Name	Percentage of Ownership
	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	6.03%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	5.42%

	UBS FINANCIAL SERVICES INC. 1200 HARBOR BLVD WEEHAWKEN, NJ 07086	5.54%

SmallCap Earnings Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	29.96%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	5.52%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON ST 9TH FL JERSEY CITY, NJ 07302	5.84%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	13.47%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	7.86%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	10.37%

LargeCap Value Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	7.79%

	THE BANK OF NEW YORK MELLON 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	7.62%

	E*TRADE CLEARING LLC 34 EXCHANGE PLACE PLAZA II JERSEY CITY, NJ 07311	5.91%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON ST 9TH FL JERSEY CITY, NJ 07302	11.87%

	MERRILL LYNCH, PIERCE FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	11.01%

Name	DTC Participant Name	Percentage of Ownership
	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	9.83%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	9.31%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	10.03%

	UBS SECURITIES LLC 480 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.03%

LargeCap Growth Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	9.40%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	8.89%

	JPMORGAN CHASE BANK, NATIONAL ASSOCI 14201 DALLAS PKWY FLOOR 12 DALLAS, TX 75254	7.32%

	LPL FINANCIAL CORPORATION 9785 TOWNE CTR DRIVE SAN DIEGO, CA 92121-1968	7.59%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON ST 9TH FL JERSEY CITY, NJ 07302	5.73%

	MERRILL LYNCH, PIERCE FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	13.18%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK,NY 10281	5.63%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	8.75%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	10.69%

Commodity Country Equity Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	10.80%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	6.71%

Name	DTC Participant Name	Percentage of Ownership
	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON ST 9TH FL JERSEY CITY, NJ 07302	10.47%

	MERRILL LYNCH, PIERCE FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	6.72%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	18.67%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.45%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	6.19%

Europe Hedged Equity Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	6.02%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	9.73%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	62.74%

Global Natural Resources Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	16.43%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	6.48%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 101 HUDSON ST 9TH FL JERSEY CITY, NJ 07302	9.24%

	MERRILL LYNCH, PIERCE FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	6.57%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	10.99%

	PERSHING LLC SECURITIES CORPORATION 1 PERSHING PLAZA JERSEY CITY, NJ 07399	7.66%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	8.36%

Name	DTC Participant Name	Percentage of Ownership
	UBS FINANCIAL SERVICES INC. 1200 HARBOR BLVD WEEHAWKEN, NJ 07086	5.50%

Global ex-U.S. Utilities Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	12.09%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	14.23%

	MERRILL LYNCH, PIERCE FENNER & SMITH 101 HUDSON STREET 8TH FLOOR JERSEY CITY, NJ 07302	8.87%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	17.29%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	5.33%

Global ex-U.S. Real Estate Fund	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	16.99%

	FIDUCIARY TRUST COMPANY OF BOSTON 175 FEDERAL STREET BOSTON, MA 02110	5.03%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON STREET ST. LOUIS, MO 63103	5.62%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE PURCHASE, NY 10577	5.23%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	16.51%

	TD AMERITRADE CLEARING, INC 1005 N. AMERITRADE PLACE BELLEVUE, NE 68005	8.63%

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 380 Madison Avenue, 21st Floor, New York, New York 10017.

Under the Investment Advisory Agreement, WisdomTree Asset Management has overall responsibility for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund. WisdomTree Asset Management also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate.

Each Fund pays WisdomTree Asset Management the Management Fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Name of Fund	Management Fee
Total Dividend Fund	0.28%
Equity Income Fund	0.38%
Dividend ex-Financials Fund	0.38%
LargeCap Dividend Fund	0.28%
MidCap Dividend Fund	0.38%
SmallCap Dividend Fund	0.38%
Total Earnings Fund	0.28%
Earnings 500 Fund	0.28%
MidCap Earnings Fund	0.38%
SmallCap Earnings Fund	0.38%
LargeCap Value Fund	0.38%
LargeCap Growth Fund	0.38%
DEFA Fund	0.48%
DEFA Equity Income Fund	0.58%
Europe Hedged Equity Fund	0.58%*
International Dividend ex-Financials Fund	0.58%
International LargeCap Dividend Fund	0.48%
International MidCap Dividend Fund	0.58%
International SmallCap Dividend Fund	0.58%
Europe SmallCap Dividend Fund	0.58%
Global Equity Income Fund	0.58%
Japan Hedged Equity Fund	0.48%
Japan SmallCap Dividend Fund	0.58%
Global ex-U.S. Growth Fund	0.58%
Australia Dividend Fund	0.58%
Asia Pacific ex-Japan Fund	0.48%
China Dividend ex-Financials Fund	0.63%
Emerging Markets Equity Income Fund	0.63%
Emerging Markets SmallCap Dividend Fund	0.63%
Middle East Dividend Fund	0.88%*
India Earnings Fund	0.83%*
Commodity Country Equity Fund	0.58%
Global Natural Resources Fund	0.58%
Global ex-U.S. Utilities Fund	0.58%
Global ex-U.S. Real Estate Fund	0.58%

*	On June 29, 2012, shareholders of the Europe Hedged Equity Fund (formerly, International Hedged Equity Fund) and Middle East Dividend Fund approved new advisory fees of 0.58% and 0.88%, respectively. On August 8, 2012, shareholders of the India Earnings Fund approved a new advisory fee of 0.83%. Like the other WisdomTree Funds, under the new fee arrangement, the Adviser is responsible for paying all Fund expenses except for certain enumerated expenses, such as distribution fees and extraordinary expenses. Prior to the respective shareholder approval date, the advisory fee was 0.48% for the Europe Hedged Equity Fund and 0.68% for the Middle East Dividend Fund and the India Earnings Fund, but the advisory fee did not cover other Fund expenses, and total operating expenses were capped at 0.58%, 0.88% and 0.88%, respectively.

With respect to each Fund, WisdomTree Asset Management has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WisdomTree Asset Management. Pursuant to a separate contractual arrangement with respect to each Fund through March 31, 2013, WisdomTree Asset Management arranges for the provision of CCO services and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees, in exchange for a fee paid by each Fund of up to 0.0044% of the Fund’s average daily net assets.

The India Portfolio, a wholly-owned subsidiary of the India Earnings Fund through which the Fund invests a portion of its assets, is advised by WisdomTree Asset Management. WisdomTree Asset Management does not receive any additional compensation for advising the India Portfolio.

For the following periods, the Adviser received the following fees:

Name	Commencement of Operations	Advisory Fee Period Ended March 31, 2010	Advisory Fee Period Ended March 31, 2011	Advisory Fee Period Ended March 31, 2012
Total Dividend Fund	6/16/06	$325,223	$403,944	$528,147
Equity Income Fund	6/16/06	491,464	581,824	1,073,575
DEFA Fund	6/16/06	1,906,153	2,002,326	1,900,693
DEFA Equity Income Fund	6/16/06	817,991	712,087	830,776
Australia Dividend Fund	6/16/06	478,866	455,481	332,196
Asia Pacific ex-Japan Fund	6/16/06	515,347	405,416	364,607
Global Equity Income Fund	6/16/06	192,050	331,782	443,128
Europe SmallCap Dividend Fund	6/16/06	143,484	159,468	145,341
Japan Hedged Equity Fund	6/16/06	301,825	588,997	2,347,008
Global ex-U.S. Growth Fund	6/16/06	124,544	198,100	332,537
Japan SmallCap Dividend Fund	6/16/06	538,931	816,555	1,240,122
Dividend ex-Financials Fund	6/16/06	560,108	1,019,087	2,715,230
LargeCap Dividend Fund	6/16/06	1,048,840	1,325,313	2,368,823
MidCap Dividend Fund	6/16/06	382,687	709,455	1,050,687
SmallCap Dividend Fund	6/16/06	454,709	765,136	936,911
International LargeCap Dividend Fund	6/16/06	566,262	689,801	670,975
International Dividend ex-Financials Fund	6/16/06	827,192	873,335	1,283,015
International MidCap Dividend Fund	6/16/06	706,723	815,042	752,251
International SmallCap Dividend Fund	6/16/06	2,151,998	2,526,723	2,412,430
Commodity Country Equity Fund	10/13/06	235,173	239,073	204,834
Global Natural Resources Fund	10/13/06	212,920	310,319	232,339
Global ex-U.S. Utilities Fund	10/13/06	212,676	222,586	189,502
Total Earnings Fund	2/23/07	81,325	135,697	128,191
Earnings 500 Fund	2/23/07	154,906	196,116	174,606
MidCap Earnings Fund	2/23/07	112,649	318,354	466,483
SmallCap Earnings Fund	2/23/07	196,027	391,109	490,548
LargeCap Value Fund	2/23/07	105,648	103,400	104,209
LargeCap Growth Fund	12/04/08	70,504	78,147	75,335
Global ex-U.S. Real Estate Fund	6/5/07	408,884	584,048	694,902
Emerging Markets Equity Income Fund	7/13/07	2,252,886	5,209,169	12,679,378
Emerging Markets SmallCap Dividend Fund	10/30/07	1,216,575	3,950,955	5,387,984
India Earnings Fund	2/22/08	3,568,427	8,469,396	7,255,521
Middle East Dividend Fund	7/16/08	68,024	112,843	118,125
Europe Hedged Equity Fund	12/31/09	7,339	85,121	94,307
China Dividend ex-Financials Fund	9/19/12	n/a	n/a	n/a

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisers. Mellon Capital, a registered investment adviser, with its principal office located at 50 Fremont Street, San Francisco, California 94105, serves as Sub-Adviser for, and is responsible for the day-to-day management of each Fund, except the China Dividend ex-Financials Fund. As of June 29, 2012, Mellon Capital managed approximately $240 billion for institutions. Mellon Capital is a wholly-owned indirect subsidiary of BNY Mellon, a publicly traded financial holding company. Mellon Capital chooses each Fund’s portfolio investments and places orders to buy and sell the Fund’s portfolio investments. WisdomTree Asset Management pays Mellon Capital for providing sub-advisory services to these Funds.

The India Portfolio, a wholly-owned subsidiary of the India Earnings Fund through which the Fund invests a portion of its assets, is sub-advised by Mellon Capital. Mellon Capital does not receive any additional compensation for sub-advising the India Portfolio.

For the following periods, the Adviser paid Mellon Capital the following fees:

Name	Commencement of Operations	Sub-Advisory Fee Period Ended March 31, 2010	Sub-Advisory Fee Period Ended March 31, 2011	Sub-Advisory Fee Period Ended March 31, 2012
Total Dividend Fund	6/16/2006	$34,890	$43,013	$50,769
Equity Income Fund	6/16/2006	38,829	45,644	75,481
Dividend ex-Financials Fund	6/16/2006	44,323	79,958	189,970
LargeCap Dividend Fund	6/16/2006	112,503	141,000	226,996
MidCap Dividend Fund	6/16/2006	30,430	55,651	74,429
SmallCap Dividend Fund	6/16/2006	36,005	59,992	66,429
Total Earnings Fund	2/23/2007	25,000	25,000	25,000
Earnings 500 Fund	2/23/2007	25,000	25,000	25,000
MidCap Earnings Fund	2/23/2007	25,000	26,796	34,114
SmallCap Earnings Fund	2/23/2007	25,348	29,963	35,882
LargeCap Value Fund	2/23/2007	25,000	25,000	25,000
LargeCap Growth Fund	12/4/2008	50,000	50,000	50,000
DEFA Fund	6/16/2006	109,760	179,190	148,300
DEFA Equity Income Fund	6/16/2006	73,025	53,244	53,602
Europe Hedged Equity Fund	12/31/2009	12,500	50,000	50,000
International Dividend ex-Financials Fund	6/16/2006	74,060	64,634	82,858
International LargeCap Dividend Fund	6/16/2006	60,906	61,630	52,753
International MidCap Dividend Fund	6/16/2006	63,207	60,257	52,095
International SmallCap Dividend Fund	6/16/2006	192,414	187,059	155,645
Europe SmallCap Dividend Fund	6/16/2006	50,000	50,000	50,000
Global Equity Income Fund	6/16/2006	50,000	50,000	50,000
Japan Hedged Equity Fund	6/16/2006	50,000	60,207	183,051
Japan SmallCap Dividend Fund	6/16/2006	51,879	61,451	80,113
Global ex-U.S. Growth Fund	6/16/2006	50,000	50,000	50,000
Australia Dividend Fund	6/16/2006	54,532	50,283	50,000
Asia Pacific ex-Japan Fund	6/16/2006	61,659	50,000	50,000
Emerging Markets Equity Income Fund	7/13/2007	183,539	348,721	750,635
Emerging Markets SmallCap Dividend Fund	10/30/2007	97,621	264,060	319,474
Middle East Dividend Fund	7/16/2008	50,000	50,000	50,000
India Earnings Fund	2/22/2008	267,205	528,676	398,442
Commodity Country Equity Fund	10/13/2006	50,000	50,000	50,000
Global Natural Resources Fund	10/13/2006	50,000	50,000	50,000
Global ex-U.S. Utilities Fund	10/13/2006	50,000	50,000	50,000
Global ex-U.S. Real Estate Fund	6/5/2007	50,000	50,000	50,000

Mellon Capital believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon Capital from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment sub-advisory agreement would be subject to shareholder approval.

Old Mutual Global Index Trackers (Proprietary) Limited, a registered investment adviser, serves as Sub-Adviser for, and is responsible for the day-to-day management of, the China Dividend ex-Financials Fund. Old Mutual, a member of the Old Mutual Group, is an emerging market based registered investment adviser that manages passive global strategies for clients in the United States, Europe and Africa. Its principal office is located at 3rd Floor, Umnotho Building, Mutual Square, 93 Grayston Drive, Sandton, Johannesburg, South Africa 2196. As of July 31, 2012, Old Mutual had assets under management totaling approximately $5.9 billion. Old Mutual chooses the China Dividend ex-Financials Fund’s portfolio investments and places orders to buy and sell the Fund’s portfolio investments. WisdomTree Asset Management pays Old Mutual for providing sub-advisory services to the China Dividend ex-Financials Fund. The China Dividend ex-Financials Fund commenced operations on September 19, 2012 and, therefore, the Adviser did not pay any fees to Old Mutual for the periods ending March 31, 2010, 2011 or 2012.

Portfolio Managers. Each Fund sub-advised by Mellon Capital is managed by Mellon Capital’s Equity Index Strategies portfolio management team. The individual members of the team responsible for the day-to-day management of each Fund’s portfolio are Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Including the WisdomTree ETFs, as of June 29, 2012, the Mellon Capital Index Fund Management team managed 87 registered investment companies with approximately $44 billion in assets; 87 pooled investment vehicles with approximately $65 billion in assets and 67 other accounts with approximately $75 billion in assets.

Old Mutual utilizes a team of investment professionals acting together to manage the assets of the China Dividend ex-Financials Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as it deems appropriate in the pursuit of the Fund’s investment objective. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are Kingsley Williams, Anver Dollie, and Nonhlanhla Dube.

Each of the Old Mutual portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. Each Old Mutual portfolio manager is authorized to make investment decisions for all portfolios managed by the team. Each Old Mutual portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. No member of the Old Mutual portfolio team manages assets outside of the team.

As of July 31, 2012, Old Mutual’s team of portfolio managers managed 18 pooled investment vehicles with approximately $800 million in assets; 14 pension accounts with approximately $1.2 billion in assets; and four life insurance accounts with approximately $3.9 billion in assets.

Portfolio Manager Fund Ownership

Mellon Capital. As of June 29, 2012, the dollar range of securities beneficially owned by the following Mellon Capital portfolio managers in the Funds sub-advised by Mellon Capital is as follows:

Portfolio Manager	Dollar Range of Securities Beneficially Owned
Karen Q. Wong	None
Richard A. Brown	None
Thomas J. Durante	None

Old Mutual. As of the date of this SAI, the dollar range of securities beneficially owned by the following Old Mutual portfolio managers in the Fund sub-advised by Old Mutual is as follows:

Portfolio Manager	Dollar Range of Securities Beneficially Owned
Kingsley Williams	None
Anver Dollie	None
Nonhlanhla Dube	None

Portfolio Manager Compensation

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary (“target awards”). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Old Mutual. Old Mutual’s portfolio managers who are responsible for managing the China Dividend ex-Financials Fund are paid by Old Mutual and not by the Fund.

The primary objectives of Old Mutual’s compensation plans are to:

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the ongoing success of Old Mutual

•	Motivate and reward superior business/investment performance

•	Create an ownership mentality for all plan participants

Under the compensation plan, each investment professional’s cash compensation is comprised primarily of a market-based base salary and profit sharing incentives (cash and deferred). An investment professional’s base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Old Mutual’s investment professionals share in the profits generated within the company.

There is no cap on this profit share (no maximum in terms of monthly salary) and as the business grows there is a direct increase in their profit pool. In addition, a portion of the profit share is deferred into a medium term incentive scheme, with a minimum three year lock-in. The full deferred portion is invested by the boutique members into the funds they manage for clients. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) including both short- and long-term returns and qualitative behavioral factors. Awards are paid partially in cash with the balance deferred through the medium term incentive scheme.

These positions that participate in the medium term incentive scheme have a high level of accountability and a large impact on the success of the business due to each position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year vesting period.

Old Mutual’s portfolio managers responsible for managing mutual funds are paid by Old Mutual and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all employees.

Description of Material Conflicts of Interest

Mellon Capital. Because the Mellon Capital portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds sub-advised by Mellon Capital. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Managers and Other Accounts Managed”). Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading and purchases of securities from affiliate underwriters). These procedures are intended to help employees identify and mitigate potential side by side conflicts of interest. Mellon Capital has also developed a conflicts matrix listing potential side by side conflicts and compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest.

Old Mutual. Because the Old Mutual portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the China Dividend ex-Financials Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the China Dividend ex-Financials Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not in others. The portfolio manager will effect changes to the portfolio based on any index changes, deviations from targeted tracking error and corporate events. The team of analysts continuously assesses and monitors the positions in the portfolios relative to the market and the effect any corporate actions may have on the index. Because each portfolio is constantly compared to the index it is tracking, allocation of investment opportunities are unique to each portfolio even if multiple portfolios are tracking the same index. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the China Dividend ex-Financials Fund, or may make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not provide incentive to favor one account over another, because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed. In addition, current trading practices do not allow the Adviser or Old Mutual to intentionally favor one portfolio over another as trades are executed or as trade orders are received. Portfolio rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market close. There is no guarantee that the Adviser, Old Mutual and the portfolio managers will be able to identify or mitigate these conflicts of interest.

Codes of Ethics. The Trust, the Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from, the SEC.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. BNY Mellon serves as administrator, custodian, transfer agent and securities lending agent for the Funds. BNY Mellon’s principal address is One Wall Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. Under the custody agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, BNY Mellon is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNY Mellon acts as transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Trust from the Trust’s custody account with BNY Mellon. BNY Mellon serves as the Fund’s securities lending agent. As compensation for providing such services, BNY Mellon receives a portion of the income earned by the Funds on collateral investments made in connection with the lending program.

BNY Mellon serves as the India Portfolio’s custodian. BNY Mellon does not receive any additional compensation for performing these services.

For the following periods the Adviser paid the Administrator the following fees:

Name	Commencement of Operations	Administration Fee for the Period Ended March 31, 2010	Administration Fee for the Period Ended March 31, 2011	Administration Fee for the Period Ended March 31, 2012
Total Dividend Fund	6/16/2006	$67,954	$45,745	$42,675
Equity Income Fund	6/16/2006	78,425	48,051	63,463
Dividend ex-Financials Fund	6/16/2006	83,741	79,386	159,256
LargeCap Dividend	6/16/2006	223,023	144,386	190,335
MidCap Dividend Fund	6/16/2006	58,037	54,836	59,850
SmallCap Dividend Fund	6/16/2006	67,187	62,998	55,777
Total Earnings Fund	2/23/2007	14,214	15,726	10,490
Earnings 500 Fund	2/23/2007	32,515	23,330	14,167
MidCap Earnings Fund	2/23/2007	14,439	25,274	25,461
SmallCap Earnings Fund	2/23/2007	24,269	31,916	29,281
LargeCap Value Fund	2/23/2007	16,298	9,592	6,226
LargeCap Growth Fund	12/4/2008	10,495	6,432	4,510
DEFA Fund	6/16/2006	233,777	136,716	90,476
DEFA Equity Income Fund	6/16/2006	81,980	40,879	32,460
Europe Hedged Equity Fund	12/31/2009	484	5,391	4,468
International Dividend ex-Financials Fund	6/16/2006	82,705	50,182	49,706
International LargeCap Dividend Fund	6/16/2006	65,731	46,371	31,739
International MidCap Dividend Fund	6/16/2006	69,788	45,377	29,697
International SmallCap Dividend Fund	6/16/2006	213,012	142,007	94,779
Europe SmallCap Dividend Fund	6/16/2006	13,624	9,055	5,691
Global Equity Income Fund	6/16/2006	18,131	17,071	17,339
Japan Hedged Equity Fund	6/16/2006	36,034	29,275	111,315
Japan SmallCap Dividend Fund	6/16/2006	51,624	47,919	48,844
Global ex-U.S. Growth Fund	6/16/2006	12,914	9,928	13,037
Australia Dividend Fund	6/16/2006	40,960	26,633	13,049
Asia Pacific ex-Japan Fund	6/16/2006	61,574	27,941	17,238

Name	Commencement of Operations	Administration Fee for the Period Ended March 31, 2010	Administration Fee for the Period Ended March 31, 2011	Administration Fee for the Period Ended March 31, 2012
China Dividend ex-Financials Fund	9/19/2012	n/a	n/a	n/a
Emerging Markets Equity Income Fund	7/13/2007	189,600	225,788	450,035
Emerging Markets SmallCap Dividend Fund	10/30/2007	92,951	169,666	194,171
Middle East Dividend Fund	7/16/2008	5,744	5,174	3,982
India Earnings Fund	2/22/2008	268,737	380,558	243,867
Commodity Country Equity Fund	10/13/2006	22,583	13,723	8,064
Global Natural Resources Fund	10/13/2006	20,319	18,588	9,175
Global ex-U.S. Utilities Fund	10/13/2006	20,053	13,138	7,454
Global ex-U.S. Real Estate Fund	6/5/2007	39,203	30,950	27,317

Distributor. ALPS Distributors, Inc. serves as Distributor for the Trust and its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree Investments, WisdomTree Asset Management, or any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including marketing and education support and the sale of Fund shares. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the Fees and Expenses sections of the Funds’ Prospectuses and they do not change the price paid by investors for the purchase of the Funds’ shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). Such compensation may also be paid to Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs. WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

Each Sub-Adviser assumes general supervision over placing orders on behalf of each Fund that it sub-advises for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, each Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Sub-Advisers do not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, a Fund will require such broker-dealer to achieve execution at a price that is at least as favorable to the Fund as the value of such securities used to calculate the Fund’s NAV. The broker-dealer will be required to reimburse the Fund for, among other things, any difference between the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold and the value of such securities used to calculate the Fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by WisdomTree Asset Management in its sole discretion.

Brokerage Commissions.

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years ended March 31, 2010, 2011, and 2012.

Name	Commissions Paid for Fiscal Year Ended March 31, 2010	Commissions Paid for Fiscal Year Ended March 31, 2011	Commissions Paid for Fiscal Year Ended March 31, 2012
Total Dividend Fund	$8,217	$10,421	$8,553
Equity Income Fund	17,739	23,654	21,165
DEFA Fund	494,812	19,493	24,667
DEFA Equity Income Fund	8,276	4,605	8,889
Australia Dividend Fund	4,893	6,925	4,976
Asia Pacific ex-Japan Fund	5,447	7,810	28,347
Global Equity Income Fund	44,976	9,703	7,936
Europe SmallCap Dividend Fund	4,176	4,845	2,764
Japan Hedged Equity Fund	2,399	16,471	61,044
Global ex-U.S. Growth Fund	25,740	8,467	16,123
Japan SmallCap Dividend Fund	9,276	10,861	9,067
Dividend ex-Financials Fund	13,622	79,770	82,109
LargeCap Dividend Fund	23,710	33,950	37,039
MidCap Dividend Fund	14,093	46,832	30,272
SmallCap Dividend Fund	40,709	67,219	44,193
International LargeCap Dividend Fund	5,729	3,354	5,470
International Dividend ex-Financials Fund	15,691	7,788	15,638
International MidCap Dividend Fund	13,312	9,089	9,705
International SmallCap Dividend Fund	49,788	55,502	40,142
Commodity Country Equity Fund	1,889	3,304	11,767
Global Natural Resources Fund	1,714	1,866	9,539
Global ex-U.S. Utilities Fund	1,870	1,882	10,487
Total Earnings Fund	1,632	9,282	1,879
Earnings 500 Fund	3,430	12,807	2,988
MidCap Earnings Fund	5,796	46,353	14,975
SmallCap Earnings Fund	19,313	107,284	31,538
LargeCap Value Fund	388	8,612	3,708
LargeCap Growth Fund	4,020	4,717	2,163

Name	Commissions Paid for Fiscal Year Ended March 31, 2010	Commissions Paid for Fiscal Year Ended March 31, 2011	Commissions Paid for Fiscal Year Ended March 31, 2012
Global ex-U.S. Real Estate Fund	4,259	6,947	17,522
Emerging Markets Equity Income Fund	350,573	583,918	1,989,658
Emerging Markets SmallCap Dividend Fund	201,912	448,916	577,034
India Earnings Fund	439,282	988,489	505,482
Middle East Dividend Fund	85,528	22,880	26,950
Europe Hedged Equity Fund	1,547	3,011	3,806
China Dividend ex-Financials Fund*	n/a	n/a	n/a

*	The China Dividend ex-Financials Fund commenced operations on September 19, 2012 and, therefore, did not pay any brokerage commissions for the fiscal years ended March 31, 2010, 2011, and 2012.

The higher brokerage commissions paid in 2010 for the DEFA Fund and the Global Equity Income Fund were caused primarily by higher portfolio turnover in connection with each Fund’s operation as a fund of funds structure and subsequent transition to direct investment in portfolio securities.

Affiliated Brokers

During the fiscal year ended March 31, 2012, the Funds did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended March 31, 2012, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of March 31, 2012.

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of March 31, 2012
Total Dividend Fund	Bank of America Corp.	$568,994
	CitiGroup, Inc.	125,293
	Goldman Sachs Group, Inc. (The)	700,327
	JPMorgan Chase & Co.	4,201,239
	Morgan Stanley	389,834
Equity Income Fund	None
LargeCap Dividend Fund	Bank of America Corp.	3,217,243
	CitiGroup, Inc.	702,856
	Goldman Sachs Group, Inc. (The)	4,004,092
	JPMorgan Chase & Co.	24,327,374
	Morgan Stanley	2,181,336
Dividend ex-Financials Fund	None
MidCap Dividend Fund	None
SmallCap Dividend Fund	None
Total Earnings Fund	Bank of America Corp.	152,852
	CitiGroup, Inc	559.727
	Goldman Sachs Group, Inc. (The)	199,614
	JPMorgan Chase & Co.	991,283
	Knight Capital Group	4,556
	Morgan Stanley	113,323
Earnings 500 Fund	Bank of America Corp.	303,091
	CitiGroup, Inc	1,044,928
	Goldman Sachs Group, Inc. (The)	342,142
	JPMorgan Chase & Co.	1,859,385
	Morgan Stanley	216,276
MidCap Earnings Fund	Knight Capital Group, Inc	137,851
SmallCap Earnings Fund	None
LargeCap Value Fund	None
LargeCap Growth Fund	None
India Earnings Fund	None

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of March 31, 2012
DEFA Fund	Credit Suisse Group AG	950,716
	Deutsche Bank AG	661,824
	Nomura Holdings, Inc.	300,645
DEFA Equity Income Fund	None
Global Equity Income Fund	Credit Suisse AG.	251,649
Europe SmallCap Dividend Fund	None
Japan Hedged Equity Fund	Nomura Holdings, Inc.	2,786,750
Global ex-U.S. Growth Fund	None
Japan SmallCap Dividend Fund	None
Asia Pacific ex-Japan Fund	None
Australia Dividend Fund	None
International Large Cap Dividend Fund	Credit Suisse Group AG	580,985
	Deutsche Bank AG	455,954
	Nomura Holdings, Inc.	258,395
International Dividend ex-Financials Fund	None
International MidCap Dividend Fund	None
International SmallCap Dividend Fund	None
China Dividend ex-Financials Fund*	n/a
Emerging Markets Equity Income Fund	None
Emerging Markets SmallCap Dividend Fund	None
Middle East Dividend Fund	None
Europe Hedged Equity Fund	Credit Suisse Group AG	60,350
	Deutsche Bank AG	33,831
	Nomura Holdings, Inc.	16,900
Commodity Country Equity Fund	None
Global Natural Resources Fund	None
Global ex-U.S. Utilities Fund	None
Global ex-U.S. Real Estate Fund	None

*	The China Dividend ex-Financials Fund commenced operations on September 19, 2012 and, therefore, did not acquire securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended March 31, 2012.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years ended March 31, 2010, 2011, and 2012.

Name	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2010	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2011	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2012
Total Dividend Fund	16%	6%	15%
Equity Income Fund	25	8	22
DEFA Fund	97	30	27
DEFA Equity Income Fund	36	34	32
Europe Hedged Equity Fund	79	38	42
Australia Dividend Fund	25	46	68
Asia Pacific ex-Japan Fund	18	27	60
Global Equity Income Fund	94	35	25
Europe SmallCap Dividend Fund	55	60	58
Japan Hedged Equity Fund	13	28	41
Global ex-U.S. Growth Fund	121	68	28
Japan SmallCap Dividend Fund	45	39	36
Dividend ex-Financials Fund	57	5	38

Name	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2010	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2011	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2012
LargeCap Dividend Fund	17	5	14
MidCap Dividend Fund	11	10	29
SmallCap Dividend Fund	16	11	31
International LargeCap Dividend Fund	26	22	23
International Dividend ex-Financials Fund	69	52	28
International MidCap Dividend Fund	49	40	47
International SmallCap Dividend Fund	63	55	52
Commodity Country Equity Fund	25	35	116
Global Natural Resources Fund	16	32	99
Global ex-U.S. Utilities Fund	17	19	66
Total Earnings Fund	16	9	12
Earnings 500 Fund	21	12	16
MidCap Earnings Fund	19	18	38
SmallCap Earnings Fund	16	19	41
LargeCap Value Fund	71	6	62
LargeCap Growth Fund	44	10	104
Global ex-U.S. Real Estate Fund	19	18	43
China Dividend ex-Financials Fund*	n/a	n/a	n/a
Emerging Markets Equity Income Fund	44	33	37
Emerging Markets SmallCap Dividend Fund	38	35	53
India Earnings Fund	33	38	32
Middle East Dividend Fund	96	50	37

*	The China Dividend ex-Financials Fund commenced operations on September 19, 2012 and, therefore, did not have a portfolio turnover rate for the fiscal years ended March 31, 2010, 2011 or 2012.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series of Funds. Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional Funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund or if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short-sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a super-majority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) and an amount of cash (the “Cash Component”) computed as described below. The Deposit Securities generally consist of a representative sample of the securities in a Fund’s Underlying Index. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Cash Component is a positive number, the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number, the Authorized Participant will receive the Cash Component. The Cash Component does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes from time to time based on changes to a Fund’s Underlying Index and other factors.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component at its discretion (typically 102%-110% of the value of any missing Deposit Security). For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in other situations deemed appropriate by the Trust. The India Earnings Fund and Middle East Dividend Fund intend to issue and redeem Creation Unit Aggregations solely for cash in an amount based on the NAV per Creation Unit Aggregation. The other Funds reserve the right to use this approach.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In each case, such entity must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”). A Participating Party or DTC Participant that has entered a Participation Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. Orders to create Creation Unit Aggregations of the International Equity ETFs cannot be placed through the Clearing Process. All orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of a Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations of U.S. Equity ETFs through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations of U.S. Equity ETFs that are effected outside the Clearing Process are likely to require transmittal by the DTC

Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Those placing orders for Creation Unit Aggregations of International Equity ETFs should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders for U.S. Equity ETFs Using the Clearing Process. The Clearing Process is a process commonly used to create or redeem Creation Unit Aggregations of U.S. Equity ETFs. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY Mellon to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders for U.S. Equity ETFs Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date. Each Fund reserves the right to settle transactions on a basis other than “T” plus three Business Days (i.e., days on which the NYSE is open) (“T+3”). In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to BNY Mellon through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by BNY Mellon no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if BNY Mellon does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m. on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Funds. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations of U.S. Equity ETFs may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 102%, which the Trust may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with BNY Mellon the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or BNY Mellon does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with BNY Mellon, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102%, which the Trust may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.

Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by BNY Mellon or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Placement of Creation Orders for International Equity ETFs. Fund Deposits in connection with the International Equity ETFs use a different process. For each International Fund, BNY Mellon shall cause the sub-custodians of the Funds to maintain an account into which the Authorized Participant shall deliver the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Except as described herein, orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date. The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of International Equity ETFs may be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible. Such undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 110% of the value of the missing Deposit Securities, which amount may change from time to time in WisdomTree Asset Management’s sole discretion. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Cash Purchases. When, in the sole discretion of the Trust, cash purchases of Creation Unit Aggregations of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by each Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. The Trust requires purchases of Creation Units of Shares of the India Earnings Fund and the Middle East Dividend Fund to be paid in cash.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to any Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or WisdomTree Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, BNY Mellon, the Distributor or WisdomTree Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WisdomTree Asset Management, the Distributor, DTC, NSCC, BNY Mellon or a sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, BNY Mellon, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Each Fund imposes a “Transaction Fee” on investors purchasing or redeeming Creation Units. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees will differ for each Fund, depending on the transaction expenses related to each Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for each Fund, may be charged in cases where a Fund permits cash or cash in lieu of Deposit Securities. Investors purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will investors doing so through the NSCC process. Also, investors who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by a Fund.

The following table sets forth the approximate value of one Creation Unit per Fund, and the standard and maximum creation and redemption transaction fee for each of the Funds. These fees may be changed by the Trust.

Name of Fund	Approximate Value of One Creation Unit	Standard Creation/ Redemption Transaction Fee	Maximum Creation/ Redemption Transaction Fee
Total Dividend Fund	$2,000,000	$4,000	$8,500
Equity Income Fund	2,000,000	2,200	2,500
Dividend ex-Financials Fund	2,000,000	500	600
LargeCap Dividend Fund	2,000,000	1,500	2,000
MidCap Dividend Fund	3,000,000	2,500	3,000
SmallCap Dividend Fund	2,000,000	4,000	4,500
Total Earnings Fund	2,000,000	5,500	12,100
Earnings 500 Fund	2,000,000	2,500	2,500
MidCap Earnings Fund	2,000,000	3,500	4,000
SmallCap Earnings Fund	2,000,000	4,000	5,700
LargeCap Value Fund	2,000,000	2,000	3,500
LargeCap Growth Fund	2,250,000	1,500	6,000
DEFA Fund	2,000,000	9,000	32,000
DEFA Equity Income Fund	2,000,000	3,400	10,000
Europe Hedged Equity Fund	2,000,000	2,300	9,200
International Dividend ex-Financials Fund	2,000,000	2,500	2,000
International LargeCap Dividend Fund	2,000,000	2,400	4,000
International MidCap Dividend Fund	2,000,000	6,000	10,000
International SmallCap Dividend Fund	2,000,000	7,400	20,000
Europe SmallCap Dividend Fund	2,000,000	5,400	7,000
Global Equity Income Fund	2,000,000	6,600	4,000
Japan Hedged Equity Fund	2,000,000	2,100	8,000
Japan SmallCap Dividend Fund	2,000,000	3,000	5,000
Global ex-U.S. Growth Fund	4,000,000	3,100	7,400
Australia Dividend Fund	2,600,000	1,200	1,000
Asia Pacific ex-Japan Fund	3,000,000	2,200	6,000
China Dividend ex-Financials Fund	2,500,000	1,000	4,000
Emerging Markets Equity Income Fund	5,000,000	7,000	27,000
Emerging Markets SmallCap Dividend Fund	4,000,000	7,000	21,000
Middle East Dividend Fund	1,400,000	6,500	26,000
India Earnings Fund	5,000,000	5,000	20,000
Commodity Country Equity Fund	1,000,000	1,400	3,000
Global Natural Resources Fund	1,000,000	1,000	1,000
Global ex-U.S. Utilities Fund	1,000,000	1,000	1,000
Global ex-U.S. Real Estate Fund	1,000,000	1,600	4,000

Placement of Redemption Orders for U.S. Equity ETFs Using the Clearing Process. Orders to redeem Creation Unit Aggregations of U.S. Equity ETFs through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY Mellon (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders for U.S. Equity ETFs Outside the Clearing Process. Orders to redeem Creation Unit Aggregations of U.S. Equity ETFs outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY Mellon (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNY Mellon no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders for International Equity ETFs. Orders to redeem Creation Unit Aggregations of International Equity ETFs must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Except as described herein, an order to redeem Creation Unit Aggregations of International Equity ETFs is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY Mellon (in its capacity as Transfer Agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNY Mellon no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for International Equity ETFs may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the International Equity ETFs. Such procedures may change from time to time without notice at the discretion of the Trust. Authorized Participants must have appropriate custodial or sub-custodial accounts in the applicable non-U.S. market(s) in which the Fund operates for delivery and receipt of non-U.S. securities and non-U.S. currency. Due to the schedule of holidays in certain countries, the delivery of redemption proceeds for certain Funds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of International Equity ETFs, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

If the requisite number of shares of the Fund is not delivered on the Transmittal Date as described above, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNY Mellon and marked-to-market daily, and that the fees of BNY Mellon and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by BNY Mellon according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNY Mellon by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to BNY Mellon prior to the DTC cut-off time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNY Mellon on such Transmittal Date. If, however, a redemption order is submitted to BNY Mellon by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC cut-off-time on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust on which the shares of the relevant Fund are delivered through DTC to BNY Mellon by the DTC cut-off-time on such Business Day pursuant to a properly submitted redemption order.

A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of an International Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the International Fund is closed or that are otherwise not Business Days for such International Fund, stockholders may not be able to redeem their shares of such International Fund, or to purchase and sell shares of such International Fund on the Listing Exchange for the International Fund, on days when the NAV of such International Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. The Trust intends to pay redemptions of Creation Unit Aggregations of shares of the India Earnings Fund and the Middle East Dividend Fund in cash.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange (NYSE) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS

Each Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+3. Each Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices could affect the accuracy of information set forth herein.

Listed below are the dates in calendar year 2012 in which the regular holidays in non-U.S. markets may impact Fund settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change:

Argentina	Australia	Austria	Belgium	Brazil	Chile
January 2 February 20-21, 27 April 2, 5-6, 30 May 1, 25 June 20 July 9 August 20 October 8 November 6, 26 December 24-25	January 2, 26 March 12 April 6, 9, 25 June 11 August 6 October 1 November 6 December 25-26	January 6 April 6, 9 May 1, 17, 28 June 7 August 15 October 26 November 1 December 24-26, 31	April 6, 9 December 25-26	January 25 February 20-22 April 6 May 1 June 7 July 9 September 7 October 12 November 2, 15, 20 December 24-25, 31	April 6 May 1, 21 July 2, 16 August 15 September 17-19 October 15 November 1-2 December 25, 31

China	Denmark	The Czech Republic	Egypt	Finland	France
January 2, 3, 16, 23-27 February 20 April 2-4, 6, 9, 30 May 1, 28 June 22 July 2, 4 September 3 October 1-5, 8, 23 November 12, 22 December 25-26	April 5-6, 9 May 4, 17-18, 28 June 5 December 24-26, 31	April 9 May 1, 8 July 5-6 September 28 December 24-26	January 1, 25 April 15-16, 25 May 1 July 23 August 19-20 October 25 November 15	January 6 April 5-6, 9 May 1, 17 June 22 December 6, 24- 25, 31	April 6, 9 May 1, 8, 17, 28 August 15 November 1 December 25-26

Germany	Greece	Hong Kong	Hungary	India	Indonesia
April 6, 9 May 1 December 25-26, 31	January 6 February 27 April 6, 9, 13, 16 May 1 June 4 August 15 December 25-26	January 2, 23-25 April 4, 6, 9 May 1 July 2 October 1-2, 23 December 25-26	March 15-16, 24 April 9, 30 May 1, 28 August 20 October 22-23, 27 November 1-2, 10 December 15, 24-26	January 26 February 20 March 8, 23 April 2, 5-6 May 1 August 15, 20 September 19 October 2, 24, 26 November 13-14, 28 December 25	January 23 March 23 April 6 May 17-18 August 17, 20-22 October 26 November 15-16 December 24-25, 31

Ireland	Israel	Italy	Japan	Malaysia	Mexico
January 2, 16 February 20 March 19 April 6, 9 May 1, 7, 28 June 4-5 July 4 August 6, 27 September 3 October 8, 29 November 12, 22, 24 December 24-26, 31	March 8 April 6, 12, 13, 25-27 July 29 September 16-18, 25-26, 30 October 1, 7-8	January 6 April 6, 9, 25 May 1 August 15 November 1 December 8, 24- 26, 31	January 2-3, 9 March 20 April 30 May 3-4 July 16 September 17 October 8 November 23 December 24, 31	January 23-24 February 1, 6-7 May 1 August 20-21, 31 September 17 October 26 November 13, 15 December 25	February 6 March 19 April 5-6 May 1 November 2, 21 December 12, 25

The Netherlands	New Zealand	Peru	The Philippines	Portugal	Russia
April 6, 9, 30 May 1, 17, 28 June 2, 13 December 25-26	January 2-3 February 6 April 6, 9, 25 June 4 October 22 December 25-26	April 5-6 May 1 June 29 August 30 October 8 November 1 December 25	January 23 April 5-6, 9 May 1 June 12 August 21, 27 November 1-2, 30 December 25, 31	February 21 April 6, 9, 25 May 1 June 7, 13 August 15 October 5 November 1 December 24-26, 31	January 2-6, 9-10 February 22-23 March 7-9, 11 April 28, 30 May 1, 8-9 June 9, 11-12 November 5 December 29, 31

Singapore	South Africa	South Korea	Spain	Sweden	Switzerland
January 2, 23-24 April 6 May 1 August 9, 20 October 26 November 13 December 25	January 2 March 21 April 6, 9, 27 May 1 August 9 September 24 December 17, 25-26	January 23-24 March 1 April 11 May 1, 28 June 6 August 15 October 3 December 19, 25, 31	January 6 April 5-6, 9 May 1 August 15 October 12 November 1 December 6, 25-26	January 5-6 April 5-6, 9, 30 May 1, 16-17 June 6, 22 November 2 December 24-25, 31	January 2 April 6, 9, 16 May 1, 17, 28 June 2, 13 August 1 September 12 December 24-26, 31

Taiwan	Thailand	Turkey	United Kingdom	Bahrain	Canada
January 23-27 February 27-28 April 4 May 1 October 10 December 31	January 2, 3 March 7 April 6, 13, 16 May 1, 7 June 4 August 2, 13 October 23 December 5, 10, 31	April 23 May 1 August 20-21, 30 October 24-26, 29	January 2, 16 February 20 April 6, 9 May 1, 7, 28 June 4, 5 July 4 August 27 September 3 October 8 November 12, 22 December 25-26	January 1 May 1 August 19-20 October 25 November 14, 22 December 16-17	January 2, 3 February 20 April 6 May 21 June 25 July 2 August 6 September 3 October 8 November 12 December 25-26

Jordan	Kuwait	Lebanon	Mauritius	Morocco	Norway
January 1 May 1 August 19-21 October 25, 28-29 November 15 December 25	January 1 February 5, 26 June 17 August 19-21 October 24-25 November 15	January 2, 6 February 4, 9 April 6, 13 May 1 August 15, 20 October 26, 27 November 15, 22, 24 December 25	January 2, 3 February 1, 7, 20 March 12, 23 May 1 August 15 September 20 November 2, 13 December 25	January 11 May 1 July 30 August 14, 20-21 October 26 November 6, 15	April 4-6, 9 May 1, 17, 28 December 24-26, 31

Oman	Poland	Qatar	U.A.E*
February 5 June 17 July 23 August 19-23 October 25, 28-31 November 15, 18-19	January 6 April 6, 9 May 1, 3 June 7 August 15 November 1 December 24-26, 31	January 1 March 4 August 20-22 October 28-30 December 18	January 1-2, 16 February 20 May 28 June 17 July 4 August 19-21 September 3 October 8, 25, 28 November 12, 15, 22 December 2-3, 25

*	Dubai Financial Markets only. Regular working days in Abu Dhabi.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company (RIC). Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. Government or other RICs) of any one issuer or two or more issuers that are controlled by a Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year at least an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, a Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income and its net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

Capital Loss Carryovers. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight taxable years after the year in which they arose. A Fund’s Pre-2011 Losses must be fully utilized before the Fund will be permitted to utilize any carryforwards of Post-2010 Losses.

Certain Excise Taxes. If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Funds’ shares are generally subject to federal income tax as described herein to the extent they do not exceed the Funds’ realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain (the excess of a Fund’s net long-term capital gain over its net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For shareholders’ taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to a Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

If a Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain, assuming the shareholder holds his or her shares as capital assets. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct Taxpayer Identification Number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 28% and is scheduled to increase to 31% in 2013.

Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, participation certificates (the Middle East Dividend Fund only), straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive-sale, straddle, wash-sale and short-sale rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to treat a PFIC as a “qualified electing fund” under the Code in which case, in lieu of the foregoing requirements, such Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of a Fund’s income to be distributed to its shareholders as ordinary income.

Additional Tax Information Concerning REITs. Certain Funds may invest in entities treated as REITs for U.S. federal income tax purposes. A Fund’s investments in REIT equity securities may at times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools” (“TMPs”). Under certain Treasury guidance, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This guidance provides that excess inclusion income of a RIC, such as a Fund, must generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or TMP interests directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income (see “Taxes – Tax-Exempt Shareholders” below), and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. No Fund intends to invest a substantial portion of its assets in REITs which generate excess inclusion income.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during a taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then that Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such CRT at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by an amount of the tax that relates to that shareholder’s interest in a Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds. The Funds do not intend to invest directly or indirectly in residual interests in REMICs.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends. Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between (i) the sum of the market value of the Creation Units at the time and any Cash Component received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any Cash Component paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

Taxation of the India Portfolio

As discussed under the “Principal Investment Strategy” section herein, the India Earnings Fund invests in Indian securities through WisdomTree India Investment Portfolio, Inc. (previously defined as the India Portfolio), a wholly-owned subsidiary organized under Mauritius law, which has made an election to be treated as a disregarded entity for US federal income tax purposes. Investors should note that taxation in India of the income of the India Portfolio arising from its investments in India shall be as per the provisions of the India-Mauritius Double Tax Avoidance Treaty (the “Treaty”) read with the Indian Income Tax Act. While the validity of the Treaty and its applicability to entities such as the Fund were recently upheld by the Supreme Court of India in the Hutchinson – Vodafone transaction, no assurance can be given that the terms of the Treaty will not be subject to re-interpretation and re-negotiation in the future. Any change in the Treaty’s application could have a material adverse effect on the tax status of the India Portfolio and therefore the returns of the India Portfolio and the returns of the India Earnings Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the India Portfolio is not entitled to the benefits of the Treaty.

As mentioned above, in order to claim the benefits of the Treaty, the India Portfolio must be a tax resident of Mauritius. The India Portfolio is incorporated in Mauritius, has been issued a certificate of Mauritian tax residence by the tax authorities in Mauritius, and has been granted a Tax Residency Certificate. Under the Treaty, capital gains from investment in Indian securities, global depositary receipts, or American depositary receipts issued with respect to Indian companies are exempt from tax. Similarly, business income is also exempt from taxation under the Treaty so long as the India Portfolio does not have a permanent establishment in India. However, if the India Portfolio were deemed to have a permanent establishment, income attributable to that permanent establishment could be taxable in India at a rate of 42.024%.1 Since the India Portfolio holds a valid Tax Residency Certificate issued by the Mauritius tax authorities, and is effectively managed in Mauritius, it should be regarded as a tax resident of Mauritius and may be eligible to claim the benefits of the Treaty.

Regardless of the application of the Treaty, all transactions entered on a recognized stock exchange in India are subject to the Securities Transaction Tax (“STT”). As per the Finance Bill, 2012, it is proposed that with effect from April 1, 2012, STT of 0.1% of the value of the transaction is payable by each of the purchaser / seller where the contract is settled by the actual delivery or transfer of such shares and STT of 0.025% of the value of the transaction is payable by the seller where the contract for sale is settled otherwise than by the actual delivery or transfer of such shares. The STT can be claimed as a deductible expense from the business income under the Indian Income Tax Act, 1961.

It is currently not entirely clear whether the Indian Minimum Alternate Tax (“MAT”) applies to the India Portfolio as a beneficiary of the Treaty. Although the Treaty should override the provisions of the Indian Income Tax Act and thus the application of the MAT, this is not certain. If the MAT does apply, and the Indian income tax payable by the India Portfolio is less than 18.5% of its book profits, then the India Portfolio would be deemed to owe taxes of 18.5% of book profits.

Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the India Portfolio and thus reduce the return to Fund shareholders.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating a Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

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The tax rate is inclusive of the base rate of 40% and a further surcharge at the rate of 2% of non-resident companies (5% applicable only to Indian companies) and education cess at the rate of 3% applicable to surcharge and tax payable thereon.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

DIVIDENDS AND DISTRIBUTIONS

The Equity Income Fund and Dividend ex-Financials Fund intend to pay out dividends on a monthly basis. The remaining Funds intend to pay out dividends on a quarterly basis. Nonetheless, a Fund might not make a dividend payment every month or quarter, as applicable. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to Shareholders for the fiscal year ended March 31, 2012 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. Financial Statements and Annual Reports of the China Dividend ex-Financials Fund will be available after the Fund has completed a fiscal year of operations. You may request a copy of the Trust’s Annual Report at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com.

MISCELLANEOUS INFORMATION

Counsel. Bingham McCutchen LLP, with offices located at 2020 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm to the Trust.

WIS-SAI-002-0912